UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS, INC.

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1:	Report to Shareholders.

Semi-Annual Report

MARCH 31, 2007	WASATCH CORE GROWTH FUND®

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND®

WASATCH HERITAGE GROWTH FUND®

WASATCH INTERNATIONAL GROWTH FUND®

WASATCH INTERNATIONAL OPPORTUNITIES FUND™

WASATCH MICRO CAP FUND®

WASATCH MICRO CAP VALUE FUND®

WASATCH SMALL CAP GROWTH FUND®

WASATCH SMALL CAP VALUE FUND®

WASATCH STRATEGIC INCOME FUND™

WASATCH ULTRA GROWTH FUND®

WASATCH-HOISINGTON U.S. TREASURY FUND®

Wasatch Funds, Inc.

P.O. Box 2172

Milwaukee, WI 53201-2172

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr., PhD, CFA President of Wasatch Funds

FELLOW SHAREHOLDERS:

Back in the 1950s, there was a game show called The $64,000 Question. Each week, contestants would take the stage, step into the “isolation booth,” and try to win ever-larger prizes with ever-tougher questions. As time ticked away, the drama mounted. The contestants’ financial destiny was on the line with every right or wrong answer.

Some investors today might feel a little like those contestants as they try to figure out where the economy is headed next. Overall, things look pretty good. Employment remains strong. Inflation is tame. Corporate earnings are solid. The markets are moving upward. On the other hand, the once-robust housing market has stagnated, the subprime mortgage sector has been hit hard, energy prices remain volatile, and we still see plenty of political instability around the world.

That brings us to the $64,000 question: Will the equity markets and the economy be able to continue the growth of the past six months? Although we at Wasatch don’t focus on macroeconomic factors as the basis for our investment decisions, we do recognize that the overall health of the economy may have an impact on our funds over the short term.

The recent troubles in the subprime mortgage sector are clearly a cause for concern. When housing prices were soaring, some lenders wrote mortgages for borrowers who couldn’t qualify for traditional financing. Both borrowers and lenders counted on continuing escalation of home values. Now that prices are flat or even slightly down, a lot of people are finding it hard to meet their payments, and an increasing number are facing foreclosure — a bad scenario for borrowers and lenders alike.

Whether this situation will turn out to be just a bump in the road, or one that reverberates more broadly through the economy, is not clear yet. There are ways the subprime issue could cause broader problems. One would be if it compounded the general slowdown in the housing market to cause a significant loss of jobs in the homebuilding industry and related areas like materials and consumer durables.

Another would be if it ultimately put the brakes on consumer spending. Over the past several years, homeowners have been able to use their homes, through refinancing and equity loans, as a ready source of extra cash. That’s helped to fuel all kinds of spending — from sensible home improvements to exotic travel and luxury automobiles. As many industries have benefited from this resource, the same would be hurt if it dried up in the wake of tighter borrowing guidelines.

We can’t ignore the potential impact from this tightening in the mortgage and housing sectors. What is important to remember, though, is that while the subprime meltdown could have broader implications, it doesn’t signal a crisis in our financial system. It’s clearly a situation we will continue to watch in the coming months, but at this point I view it as another cloud on the horizon — we should keep an eye on it, but I’m not ready to cancel the picnic.

PERFORMANCE

It was this very difficulty in trying to predict what the economy would do that led us in our early days to focus our efforts elsewhere — on fundamental due diligence to find strong companies. We saw that even the highest-paid, best-trained economists in this country struggled to figure out the macroeconomic landscape. It seemed pointless for us to get into that guessing game and then make our investment decisions based on such predictions. We felt much more comfortable identifying strong companies — those that can sail ahead even when the winds aren’t favorable — from the bottom up, and then owning them for the long-term.

O’Reilly Automotive is a great example of the type of company we want to own. O’Reilly is a U.S. automotive supplies retailer. It’s in a business that’s relatively immune to economic cycles. Automobiles constantly need maintenance and repair, and demand can actually accelerate when times are tough and people delay new car purchases. O’Reilly also has the tailwind of an aging U.S. auto fleet, the ability to expand geographically and a management team that has an excellent track record of growing the business. We first purchased O’Reilly in 1992 at around $3 per share and over the last 15 years have owned it in multiple funds. Of course its stock price hasn’t gone up every period, but with a great long-term business model O’Reilly has shown sustainable growth and its stock now trades at roughly $36.

A strong market like we’ve seen the past six months — the S&P 500® was up 7.38% — historically is not the kind of market in which tried-and-true companies such as O’Reilly lead, but I am encouraged by Wasatch’s overall performance during this recent period. Not all of our funds beat their respective benchmarks, but we began to feel traction again in most of our styles, delivered generally solid returns, and had some funds outperform their benchmarks by a wide margin, with particularly strong international returns.

As I’ve discussed before, international investing is an area of increasing interest and focus at Wasatch. We’ve broadened and deepened our international investment team, and committed more resources to global research. Why? There’s no place for an ‘isolation booth’ on today’s global investment stage. Our increased focus on international companies represents a long-term strategy, not a temporary shift. That’s why you’ll find international holdings not just in our global and international funds, but also at varying levels in every one of our domestic funds.

Our interest in international investing heightened several years ago. At that time, most foreign markets were depressed relative to the U.S., so valuations were attractive. Not only that, but better global communication was making it easier to conduct thorough research of international companies to determine which ones truly offered opportunity. And unlike our early days — when purchasing an international stock was a hard, if not infeasible, process — there is now an investment infrastructure that makes buying a foreign equity quite manageable. In short, it’s become easier to identify strong international prospects and to take action.

MARCH 31, 2007

Researching international companies clearly helps us evaluate the prospects of U.S. based firms as they compete on a more global scale every day. Similarly, our domestic knowledge helps us evaluate companies elsewhere in the world. For example, Super Cheap Auto Group out of Australia looks surprisingly similar to how O’Reilly looked several years ago. Super Cheap’s primary business is a chain of roughly 200 auto parts stores in Australia and New Zealand. Our intimate knowledge of O’Reilly helped us get comfortable with the business model of this overseas peer much more quickly, thus allowing the funds that held Super Cheap to benefit from the dramatic 77% increase in its stock price over the last six months.

Obviously, we’re not the only people tuned into the investment potential of global markets. A lot of money is being directed at foreign countries. As a result, there are fewer inexpensive stocks — particularly in some smaller markets where even a modest influx of investor dollars can drive prices up quickly.

Three markets that particularly excite us are, not coincidentally, some of the world’s most populous: China, India, and Brazil. These countries have economies that are growing much faster than the United States.’ It’s not just that they have a lot of people — they have an expanding consumer class that demands more and better products and services. This has paved the way for a variety of companies, from consumer discretionary to financials, to grow rapidly by addressing these consumers’ appetites. As these companies grow, many are realizing that not only do they have huge local markets but that a global orientation creates numerous opportunities from which to choose.

With the U.S. and other established markets looking at only modest projections for growth, markets like these are drawing escalating interest from investors — including ourselves. That makes our expanded research capabilities all the more important in finding reasonably valued companies with the fundamental qualities to grow and thrive in the global economy. To learn as much as we can about each company, we travel extensively to see and hear about companies first hand and then compare notes with each other. Our Multiple Eyes™ research approach is about more than just sharing these investment ideas — it’s also about helping to identify possible pitfalls. In an increasingly competitive international investing landscape, there’s little room for guesswork.

OUTLOOK

Returning to the domestic front, it’s important to keep the market activity of recent months in context. There were certainly moments of high volatility and steep one-day declines. But they came as part of a remarkable run. From last June through the end of March, the U.S. equity markets experienced an almost uninterrupted nine-month upturn and finished by reaching all-time highs.

With such strength, the market almost inevitably will find a reason to correct. Recently, worries about the subprime mortgage situation and concern about a pullback in the Shanghai stock market were enough to provoke triple-digit single-day losses. But, in both instances the U.S. market quickly regained its footing and kept moving upward. Does that mean there’s nothing to worry about? Hardly. Investors ignore risk at their own peril. The market has shown real resilience and determination, but at the same time I don’t see enough overwhelmingly good news on the horizon for the market to keep up its recent pace.

Fortunately, the performance of Wasatch Funds doesn’t depend on the answer to the single question: Is the economy going to go up or down? Rather, we deal with dozens of questions every day. Is a company undervalued? Does it have unique advantages? Is it serving a market that can grow and expand even in a challenging environment? Does its management have the talent and vision to stay ahead of its competitors? The answers to these questions won’t help us win a one-time jackpot. But they provide something much more valuable. They help us build portfolios that can serve as a foundation for a long-term financial plan.

We appreciate the continued trust you have placed in us.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 26 and 27. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

Information in this shareholder report regarding market or economic trends or the factors influencing the Funds’ historical or future performance reflects the opinions of Fund management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	MARCH 31, 2007

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers, led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund gained 10.77% in the six months ended March 31, 2007, while the Russell 2000 Index returned 11.02% over the same period. Although the Fund slightly underperformed the Index, it was able to post a strong return for this period. The six months began with generally stable conditions, but as the period progressed, the environment became increasingly choppy. The markets experienced some steep single-day declines in late February and early March. The volatility was seemingly triggered by concerns over the implications of a slowing U.S. economy, weakness in international equity markets, and worries about the potential impact of recent difficulties among subprime mortgage lenders.

Because we focus on individual company selection, not macroeconomic positioning or top-down sector allocation, our strategy typically has been to avoid companies that depend on effusive levels of consumer confidence and spending. Instead, our research tends to lead us to favor companies that can grow their earnings in both robust and weak economic environments.

That said, the top-contributing sectors for the Fund during the period were health care, financial services, and consumer discretionary. Virtually all sectors in which we were invested made positive contributions to performance over the six months.

DETAILS OF THE PERIOD

The health care sector was home to two of the Fund’s strongest contributors for the six-month period, Sunrise Senior Living and Pediatrix Medical Group. Sunrise Senior Living, the largest operator of assisted-living facilities in the country, is capitalizing on the strong demand for high-quality, trusted senior care. The company is addressing these strong demographic trends by maintaining a premium position in the marketplace and by staying diversified geographically. A further boost to the stock came in the first quarter of 2007 when an affiliate REIT of the company was sold, giving investors greater insight into the parent company’s intrinsic value. Pediatrix was also particularly strong in the first quarter of 2007, as the provider of pediatric health services posted impressive fourth quarter top-line results.

Our focus on moving more assets into our highest quality names served us well, as we nicely increased our stake in both companies prior to the run up. This strategy had a positive impact on performance for the six months, and we believe it will continue to do so over the longer term.

UTI Bank, which is benefiting from the economic expansion and demand for more sophisticated financial services in the Indian market, was a top performer for the Fund and led our strong showing in the financials sector. This investment reflects our Multiple Eyes™ approach to investing, which includes working closely with our international investment team as we seek opportunities around the globe.

Several post-secondary education providers within the consumer discretionary sector produced solid performance during the period: Laureate Education, Strayer Education, and Universal Technical Institute. We believe these companies are positioned to thrive as both domestic and international workers seek to enhance their professional skill-sets and earn higher incomes. Laureate received a further boost from an announced buy-out led by a private equity firm and management.

Pool Corp., a provider of pool maintenance supplies and the Fund’s largest holding, was the biggest detractor in the consumer discretionary sector. Pool’s stock price languished primarily because many observers are associating its prospects with the slowdown in the housing market. However, because the company’s growth prospects over the next 10 years appear strong, we believe that sentiment is overdone. Pool’s valuation is now compelling, and we used the price declines to add to our position.

OUTLOOK

We remain pleased with the quality and value of the companies held in the Core Growth Fund. Over the past six months, we have focused on finding companies that have the potential to offer stable to accelerating earnings growth in a variety of economic climates, including an economy that may be softening. We expect the companies in the Fund to provide earnings growth rates in the mid- to high teens. We are taking special care to ensure that we are not being overly optimistic about their business models. We also believe that at 22x trailing earnings for our portfolio holdings, we are paying a reasonable price for earnings growth.

While we expect problems in the subprime mortgage market to have some ramifications for the broader economy, at this point the nature and dimensions of the potential disruption remain unclear. There are forecasts of record foreclosures, but we haven’t yet seen what the ultimate impact on the consumer will be. Further, it’s not yet clear what impact the slower housing market will have on employment levels. Rather than attempting to discern trends that are difficult to predict accurately, we are maintaining our focus on company-by-company research. In today’s somewhat uncertain environment, we are beginning to see the market turn toward higher-quality companies. These companies have strong management teams, generate higher returns on capital and have sustainable competitive advantages — exactly the types of companies we strive to own.

Thank you for the opportunity to manage your assets.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Wasatch Core Growth Fund	10.77%	2.58%	6.33%	15.31%
Russell 2000 Index	11.02%	5.91%	10.95%	10.23%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Core Growth Fund are 1.17% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Core Growth Fund are 1.17% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 1.50% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
POOL	Pool Corp. Swimming pool supplies distributor.	5.11%
CPRT	Copart, Inc. Vehicle salvage services.	4.81%
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	4.21%
PDX	Pediatrix Medical Group, Inc. National network of neonatalogists.	4.04%
SRZ	Sunrise Senior Living, Inc. Assisted living centers.	3.64%

Ticker	Company	% of Fund
STRA	Strayer Education, Inc. Post-secondary education.	3.07%
MSM	MSC Industrial Direct Co., Inc., Class A Industrial products distributor.	3.04%
GISX	Global Imaging Systems, Inc. Office imaging equipment sales and service	3.00%
CBH	Commerce Bancorp, Inc. Commercial banking, corporate trust and insurance brokerage services.	2.98%
GTRC	Guitar Center, Inc. Music stores.	2.95%

*	As of March 31, 2007, the Fund had 36.85% invested in the Top 10 equity holdings and there were 69 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	MARCH 31, 2007

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers, led by Noor Kamruddin and James S. Gulbrandsen.

Noor Kamruddin Portfolio Manager	James S. Gulbrandsen Portfolio Manager	OVERVIEW The Wasatch Global Science & Technology Fund gained 12.96% in the six-month period ended March 31, 2007, easily outpacing the 7.48% return of the Lipper Science & Technology Index. In a volatile market, the Fund performed well in absolute and relative terms.

Fundamental bottom-up stock selection was the key to the Fund’s performance, although sector allocation helped as well. International holdings, particularly a handful of Brazilian companies, played a major role in propelling outperformance of the benchmark. Trips to Brazil yielded valuable insights, which helped as the Fund benefited from our companies located there, including Submarino, an online retailer, NII Holdings, a Latin American wireless service company, and Weg, a Brazilian manufacturer of customized, highly engineered motors and electronic control systems.

Our thorough approach to research, including in-person visits and our Multiple Eyes™ approach of sharing insights with fellow Wasatch managers helped us identify and gain insight on firms that fit what we look for — rationally valued, high-quality global science and technology companies with strong potential for increasing earnings momentum. Although it is becoming more challenging to outperform the global technology market because global markets are becoming more highly correlated, we believe that our research efforts are paying off.

DETAILS OF THE PERIOD

By far, the Fund’s largest contributor was MMI Holdings, a Singapore-based manufacturer of electro-mechanical components and equipment. The company’s stock shot up when it announced that it was in talks with Kohlberg Kravis Roberts & Co. for a potential leveraged buyout at a substantial premium.

Among our Brazilian holdings, Submarino was the leading contributor to performance, and the second largest positive contributor overall. Both Submarino and MMI stock gained more than 70% during the period. Submarino, a major online retailer, is the Amazon.com* of Brazil. During the period, Submarino agreed to a merger with its primary online competitor, Americanas.com.* As a result, we believe Submarino solidified its position as the online commerce powerhouse of Brazil. The transaction was shareholder-friendly, and it appears Submarino’s management team will continue largely intact in the new company.

We believe Weg is another very strong company. A far cry from a typical manufacturing company, in our opinion this firm is a leading edge, high-end, custom design shop. We expect it to benefit from various economic trends, including high global demand for capital goods, infrastructure build-out, energy efficiency, and the company’s potential to grow its market share in many areas. Weg’s vertical integration gives it additional flexibility and a more competitive cost structure. It also has an excellent and highly diversified book of business of customers in different regions and industries. This is a company that we hope and expect to profit from for a long time.

One of the more interesting Brazilian trips involved several days visiting the management of NII Holdings, a provider of digital wireless communication services primarily to business customers in Latin America. We believe NII has a best-in-breed wireless model in an under-penetrated market and its performance exceeded our expectations during the period. Although it’s a relatively new position, NII is already one of the Fund’s 10 largest holdings because of the confidence we gained from our in-depth research.

We like the business model of TGS-NOPEC, a Norwegian geophysical company that has a powerful and lucrative database of two-dimensional and three-dimensional seismic surveys for oil and gas exploration.

RaySearch Laboratories also added to performance. This Swedish medical technology company develops imaging software to help radiation treat cancer more effectively.

Among our disappointing holdings, Amgen and Advanced Micro Devices stood out. Amgen, a leading global biotechnology firm, faced a steady stream of bad news including safety concerns surrounding two of its bread-and-butter products, anemia-fighting drugs Epogen and Aranesp. The future of Amgen’s market share was threatened by a competitor’s drug. Further bad news about another drug in Amgen’s pipeline contributed to erosion in the company’s stock price. Despite this negative news, we remain enthusiastic about owning this company right now because of its current valuation and long history of successful growth.

AMD, which for years had been taking microprocessor market share from Intel,* its major competitor, woke the sleeping giant. AMD was hurt by Intel’s newly aggressive marketing approaches, which included substantially underpricing AMD in a number of markets. AMD is a small position in the Fund, and we’re holding onto it for now because of its current valuation and in the hope that it will begin to regain some market share from Intel soon.

OUTLOOK

Despite our concern that the capital markets are going through a trying time, we see opportunities to take advantage of attractive prices and we’re building positions in higher-conviction names. We are confident that recent research trips will yield some profitable results. We see plenty of promise, particularly in Brazil, and we think we’re uncovering a great deal of potential with our Multiple Eyes approach. The more we learn about our holdings in Brazil and elsewhere, the more assured we become that we’re following a smart strategy. More generally, we are increasingly focused on international tech opportunities.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2007, none of the Wasatch Funds held Amazon.com, Americanas.com or Intel Corp.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Wasatch Global Science & Technology Fund	12.96%	5.13%	8.31%	8.22%
Lipper Science & Technology Index	7.48%	1.16%	2.55%	-7.01%
Russell 2000 Technology Index	11.78%	-0.69%	1.53%	-4.95%
Nasdaq Composite Index	7.62%	4.23%	6.23%	-0.73%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Global Science & Technology Fund are 1.94% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Global Science & Technology Fund are 1.94% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 1.95% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
NIHD	NII Holdings, Inc. Wireless communications provider.	3.32%
AMXL MM	America Movil S.A. de C.V., Series L (Mexico) Wireless telecommunication services.	2.93%
NSM	National Semiconductor Corp. Semiconductors.	2.59%
INFO IN	Infosys Technologies Ltd. (India) Business and information technology consulting.	2.52%
TGS NO	TGS-NOPEC Geophysical Co. ASA (Norway) Geoscience data for energy exploration.	2.52%

Ticker	Company	% of Fund
MCHP	Microchip Technology, Inc. Semiconductors.	2.45%
WEGE4 BZ	Weg S.A. Pfd. (Brazil) Electric motors and components.	2.33%
TXN	Texas Instruments, Inc. Semiconductors and electronic components.	2.25%
LMA SP	LMA International N.V. (Singapore) Devices for airway support during surgery.	2.18%
MMI SP	MMI Holdings Ltd. (Singapore) Electro-mechanical components and equipment.	2.08%

*	As of March 31, 2007, the Fund had 25.17% invested in the Top 10 equity holdings and there were 111 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†Inception: December 19, 2000. The Lipper Science & Technology Index is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these indexes.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2007

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers, led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The Wasatch Heritage Growth Fund returned 7.35% for the six-month period ended March 31, 2007. It was a mixed period for the Fund compared to its benchmarks. While we slightly outperformed the 7.19% return of the larger market capitalization Russell 1000 Index, we significantly underperformed the 11.18% return posted by the Fund’s primary benchmark, the Russell Midcap Growth Index (the “Index”).

From a sector perspective, the highlight of the period was the performance of the Fund’s technology holdings, which, in aggregate contributed just over 2% of the overall return and gained more than 1% on the Index.

Our underperformance was primarily driven by two sectors — energy, and materials and processing. As has been the case for the past several quarters, these sectors generally have been strong, while the Fund has had limited exposure to them. We have had some success finding companies in these sectors that meet our investment criteria, but we remain underweight versus the Index, especially in materials.

Overall, the Fund received a positive contribution from every sector in which it had a meaningful weight.

DETAILS OF THE PERIOD

Although the market delivered strong performance during the period, the one constant was that volatility reigned. We witnessed the Dow’s largest one-day drop since 2001, but the Dow also experienced multiple sessions of 100-plus point gains. The market headlines were dominated by troubles in the subprime mortgage lending market, substantially lower homebuilding growth and speculation concerning the Fed’s next interest rate move.

While roller coaster markets can be unsettling, we believe volatility provides opportunity for long-term investors like Wasatch. Most stocks have a relatively wide spread between their high and low prices during any given year. Provided that nothing has fundamentally changed about a company’s earnings prospects, we view volatility on the downside as a chance to selectively purchase companies “on sale.”

Coach, Inc. is an ideal illustration. Coach sets the standard in the “affordable luxury” market for handbags, briefcases and other accessories. Last summer, the stock price dropped and we were able to add to our existing position at an attractive price. Subsequently, over the past six months, Coach was the Fund’s top contributor, returning over 45%. Although the stock carries an above-average price-to-earnings (P/E) ratio* compared to the market, our thesis remains that this is a well-run company that will continue to grow its earnings as worldwide consumer spending remains robust.

Unfortunately, the Fund’s biggest detractor also came from consumer discretionary, a sector that underperformed the Index for the period. Apollo Group, a for-profit provider of higher education programs, subtracted 0.65% from the Fund’s overall return. In October, the stock fell nearly 23% after Apollo Group posted disappointing earnings results and announced concerns about its then ongoing stock option review. Although we trimmed some of our exposure, we continue to be cautiously optimistic about the stock and felt that the market was too severe in its hastiness to sell it. By March 30, the stock had regained 17%.

The technology sector was led by the Fund’s largest holding, Infosys Technologies. This global information technology services firm based in India has been a steady performer that continues to execute its business plan. It has benefited the Fund due to our Multiple Eyes™ culture. Wasatch got to know Infosys when it was a much smaller company held in a variety of our small cap funds. As it grew, it became an attractive option for the Fund.

Zimmer Holdings, a provider of orthopedic implants, led our health care companies, which had an overall contribution in line with the Index. In contrast, our selection of financial services companies underperformed the Index.

In light of ongoing concerns for the homebuilding industry, it is perhaps surprising that NVR was our third best contributor, delivering a return of over 24% in the producer durables sector. Although NVR’s fundamentals are still somewhat weak, in our opinion, this was another case of a stock being oversold and then coming back to more reasonable levels.

OUTLOOK

Clearly, we prefer to outperform the Index by which we’re measured, but we believe the Fund’s potential to do well over the long term remains intact. We remain committed to Wasatch’s proven investment methodology, and we have solidified that belief by investing the majority of our personal investing assets in Heritage and other Funds in the Wasatch family.

We continue to look globally for reasonably priced companies that are growing their earnings at least 15% annually. We think we have several success-generating factors working in our favor. First, our Multiple Eyes culture essentially provides us with a company-wide research team that aides us in both uncovering new ideas and testing our investment rationale. Next, from a fundamental standpoint, we are pleased with our companies’ performance. On average, they’re growing earnings at our target rate, have solid returns on assets (ROA) and are priced attractively. Finally, we feel that our discipline is a key strength. We won’t arbitrarily forego our investing principles to chase the market’s hot sectors.

Although we can’t predict how the market will perform, we can and will continue striving to assemble a portfolio of quality companies that meet our investment criteria. In that light, we feel assured that the market will appreciate our holdings at some point.

Thank you for the opportunity to manage your assets.

*	Price-to-earnings multiple or P/E is the price of a company’s stock divided by its earnings per share (EPS).

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Wasatch Heritage Growth Fund	7.35%	4.60%	N/A	8.57%
Russell Midcap Growth Index	11.18%	6.90%	N/A	13.83%
Russell 1000 Growth Index	7.19%	7.06%	N/A	7.05%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Heritage Growth Fund are 0.95% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Heritage Growth Fund are 0.95% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 0.95% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*Not annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
INFO IN	Infosys Technologies Ltd. Business and information technology consulting.	3.56%
WLP	WellPoint, Inc. Health maintenance organization.	3.41%
ZMH	Zimmer Holdings, Inc. Orthopedic implants.	2.84%
APH	Amphenol Corp., Class A Interconnect products manufacturer.	2.83%
COH	Coach, Inc. Handbags and accessories.	2.64%

Ticker	Company	% of Fund
NVR	NVR, Inc. Homebuilder.	2.37%
APOL	Apollo Group, Inc., Class A Higher education for working adults.	2.32%
DVA	DaVita, Inc. Kidney dialysis centers.	2.21%
LLL	L-3 Communications Holdings, Inc. Defense contractor.	2.19%
CVD	Covance, Inc. Drug development services.	2.12%

*	As of March 31, 2007, the Fund had 26.49% invested in the Top 10 equity holdings and there were 72 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2007

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley and Laura G. Hoffman.

Roger D. Edgley, CFA Portfolio Manager	Laura G. Hoffman, CFA Portfolio Manager	OVERVIEW The Wasatch International Growth Fund gained 23.48% in the past six months and outperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 19.78%. In an environment of strong global growth fueled by emerging market infrastructure development, the Fund’s performance was broad based across countries and economic sectors. In Continental Europe, industrials companies were among the top contributors. In Asia, our retail holdings did especially well. We like the opportunities we are seeing in Brazil and adding to our weight in the period proved to be a good move. Stock exchanges and Scandinavian investment firms drove the return of the Fund’s financials sector, and a couple of our Scandinavian energy companies also posted strong results. In Japan, being underweight relative to the Index was a plus.

Although few areas in the Fund were weak, the impact of some bears mentioning. The United Kingdom was the largest contributor to the Index’s performance, but we had fewer holdings than the Index and they lagged in performance. The Fund had no exposure to utilities and was underweight in telecommunication services and materials, two sectors that were strong outperformers for the Index. We sold several holdings whose results were disappointing.

All in all, we are pleased with the way the Fund performed in the last six months and feel it remains well positioned for the future.

DETAILS OF THE PERIOD

Strong economic growth in many emerging markets is helping fuel economic growth throughout the world. This trend led us to identify several interesting investment themes and some attractive opportunities.

Infrastructure spending in emerging markets has spurred the worldwide growth of the industrials and materials sectors. This has been beneficial for Europe where economies are largely based on industrials, and we have been rewarded for increasing our exposure to European industrials. We like companies that offer not only engineering or manufacturing expertise but also have a high service component to their revenues and a strong global presence. Services generally have higher margins and the revenue is typically steadier, which helps smooth out some of the cyclicality of the sector. An example is Demag Cranes based in Germany. Demag, a supplier of industrial cranes and port automation technology, has been able to improve margins by growing its maintenance and refurbishment services division.

One of our biggest missed opportunities over the past year was not adding enough to the materials sector. We are working hard to remedy this and initiated small positions in several companies late in 2006 and expect to continue increasing our exposure to the materials sector in 2007.

Retail companies throughout Asia have been benefiting from a powerful demographic trend — an emerging middle class with growing discretionary income. We look for companies that are building strong franchises and we want to invest in them when they are relatively undiscovered so we can buy them at reasonable valuations. One example is China Hongxing Sports, a shoe manufacturer that sells its products mainly in China. We own other shoe and apparel companies and discovered this company when it was trading at a discount to the rest of the sector. We have captured significant upside as management has continued to improve margins and expand the company’s retail network.

Stock exchanges — JSE Ltd. in South Africa and Osaka Securities Exchange in Japan were among the top performers in the financials sector. These companies are seeing increased volume and the scalability of their business models allows them to run that volume through their relatively fixed cost base, resulting in improvement in margins and profits.

In some European and Scandinavian countries, government and pension benefits for retirees are expected to decrease substantially in the years ahead. Companies like Acta Holdings in Norway are helping people begin saving for retirement and the Fund has benefited from investments in such companies.

Energy continues to command attention as the world struggles to find ways to meet the growing energy needs of its citizens. Energy exploration and oil and gas development has helped drive economic growth in Scandinavia where the Fund has invested in several energy companies that have done well. A notable example is TGS-NOPEC, a Norwegian company that provides seismic and geoscience data for energy exploration and was the Fund’s top contributor over the past six months.

While we continue to like Japanese real estate companies and see growth potential in some industrials companies, we are concerned by the downturn in consumer sentiment and feel that the current administration is not focusing enough on the economy. These concerns are behind our decision to remain substantially underweight versus the Index in Japan.

OUTLOOK

We see broad strength in economies around the world, although there is some concern that the U.S. economy could slow more than anticipated. European economies are expected to continue to benefit from emerging markets’ strong demand for industrials. Spending by the world’s emerging middle class should continue to support the results of our consumer-focused companies. We continue to monitor consumer sentiment in Japan, hoping that the administration will focus more on the economy and eventually provide a clear direction on interest rates.

Overall, we are pleased with the Fund’s results so far this year. We will continue to focus on investing in companies that we believe can deliver strong results, improve their core products and services, and maintain a global presence.

Thank you for the opportunity to manage your assets.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
Wasatch International Growth Fund	23.48%	20.72%	N/A	23.22%
MSCI World Ex-U.S.A. Small Cap Index	19.78%	15.70%	N/A	24.71%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch International Growth Fund are 1.78% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the International Growth Fund are 1.78% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 1.95% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
T3C GR	Thielert AG (Germany) High performance engine and component manufacturer.	2.19%
TGS NO	TGS-NOPEC Geophysical Co. ASA (Norway) Geoscience data for energy exploration.	2.12%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	2.02%
AWD GR	AWD Holding AG (Germany) Financial services.	1.94%
NTB BH	The Bank of N.T. Butterfield & Son Ltd. (Bermuda) Wealth management and financial services.	1.77%

Ticker	Company	% of Fund
ACTA NO	Acta Holdings ASA (Norway) Financial advisory services.	1.68%
48 HK	EganaGoldpfeil (Holdings) Ltd. (Hong Kong) Luxury fashion accessories brand manager.	1.67%
8874 JP	Joint Corp. (Japan) Residential condominium developer.	1.67%
JSE SJ	JSE Ltd. (South Africa) Securities exchange.	1.62%
HEMX SS	Hemtex AB (Sweden) Home furnishing products.	1.59%

*	As of March 31, 2007, the Fund had 18.27% invested in the Top 10 equity holdings and there were 125 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: June 28, 2002. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2007

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley and Blake H. Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund gained 30.96% in the six months ended March 31, 2007, outperforming the MSCI World Ex-U.S.A. Small Cap Index, which gained 19.78%.

The Fund and the global markets were able to outperform their U.S. counterparts at a time when there were significant uncertainties on the macroeconomic front. Among the areas of concern were fears that a slowing housing market and difficulties among U.S. subprime mortgage lenders and borrowers would reverberate throughout global economies.

No single theme, trend, or industry was dominant during the period, though the growing power of the international consumer was felt throughout many sectors and companies. Holdings in the consumer discretionary and financials sectors were the driving forces in the Fund’s performance over the six months.

The consumer discretionary sector, which is substantially overweight in the Fund, made the greatest positive contribution to the Fund’s performance for the period. The rise of the global consumer remains an enormous force in international markets; stocks of companies that serve their needs and that benefit from their expanding buying power were among the strongest performers for the period. In many cases, strong performers even from non-consumer sectors have businesses that are driven in large part by these consumer forces.

In the financials sector, our performance benefited from holdings in a variety of international markets. Because the financial services and securities industries are still in relatively nascent stages in many international markets, they can offer far greater room for expansion than is available from their counterparts in the U.S.

Although economic concerns may be on the horizon in the U.S., at this point their ultimate impact there is unclear. More relevant for this Fund, thus far they haven’t had notable negative impact on international markets. This is a strong indication that global markets are becoming increasingly self-sustaining, and no longer take all of their cues from the U.S. In an uncertain domestic environment, this could be a positive trend for global investors.

DETAILS OF THE PERIOD

The three strongest sectors for the Fund over the period were consumer discretionary, financials, and industrials. In the consumer discretionary sector, athletic shoe and apparel maker China Hongxing Sports produced a triple-digit return and contributed just over 3% to performance. The company is benefiting from booming demand for its products in China, boosted in large part by excitement over the upcoming 2008 Olympics in Beijing. Given the size of that nation’s population and the rapid expansion of its consumer class, we have a firm conviction that the company is well-positioned for growth long after the games are over. Other holdings directly benefiting from Asian consumer spending included luxury-goods seller EganaGoldpfeil and fashion retailer Ports Design.

The rising sophistication and financial activity of international consumers — seeking not just material goods but also the opportunity to save and invest — played an important role in the performance of our holdings among financial stocks. Among our top performers in this sector were Acta Holdings, a Norwegian asset manager, Japan’s Osaka Securities Exchange, and South African securities exchange JSE Ltd. The exchanges also offer broad-based exposure to growth in their respective home markets.

An emerging area of interest for us in the financial sector is Japanese real estate. While we ultimately chose to trim most of our Japanese positions after a rebound failed to materialize, Japanese real estate is an area we believe offers a number of exciting opportunities. Among the strong factors underlying this segment of the market are a scarcity of real property and the availability of relatively cheap long-term debt. While our holdings in this area of the market, such as Babcock & Brown Japan Property Trust and Takara Leben did not contribute positively to returns over this period, we believe they have strong potential going forward.

Energy remained an important sector for the Fund. Over the six months, our holdings in this area (in which the Fund was overweight) underperformed their sector benchmark. Our Canadian holdings were hit hard by an unfavorable change in the taxation of energy trusts, compounded by lower commodity prices. There were some healthy performers among our holdings such as Singapore-traded Ezra Holdings, which provides offshore support and marine services to the oil and gas industry, and APL, a Norwegian company providing the industry with specialized technologies. We anticipate maintaining our overweight position in the sector going forward.

OUTLOOK

Many foreign markets no longer follow the lead of the U.S., having grown to the point that they set their own pace. Nonetheless, the level of uncertainty surrounding the U.S. is somewhat disquieting. Although many global markets may have developed their own capacity for broad and sustained growth, were a severe credit crunch to afflict the U.S., its impact could eventually be felt elsewhere in the world. Also, performance in Singapore, a market that is heavily represented in the portfolio, is still closely tied to that of the U.S.

We continue to have great confidence in the power of consumers in emerging markets. Encouraging factors include both the size of the markets involved in rising discretionary consumer spending — such as China, India, and Brazil — and the significant gap that remains between the standards of living for consumers in these markets and those in more mature economies.

Thank you for the opportunity to manage your assets.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
Wasatch International Opportunities Fund	30.96%	28.13%	N/A	30.17%
MSCI World Ex-U.S.A. Small Cap Index	19.78%	15.70%	N/A	23.57%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch International Opportunities Fund are 2.63% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the International Opportunities Fund are 2.26% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 2.25% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
ACTA NO	Acta Holdings ASA (Norway) Financial advisory services.	3.58%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	3.56%
48 HK	EganaGoldpfeil (Holdings) Ltd. (Hong Kong) Luxury fashion accessories brand manager.	2.62%
MMI SP	MMI Holdings Ltd. (Singapore) Electro-mechanical components and equipment.	2.15%
EZRA SP	Ezra Holdings Ltd. (Singapore) Marine services support.	2.14%

Ticker	Company	% of Fund
072870 KS	MegaStudy Co. Ltd. (Korea) Online education provider.	2.07%
JSE SJ	JSE Ltd. (South Africa) Securities exchange.	2.04%
RAYB SS	RaySearch Laboratories AB (Sweden) Dosage software for radiology.	2.01%
HEMX SS	Hemtex AB (Sweden) Home furnishing products.	1.61%
AQR GR	Arques Industries AG (Germany) Industrial turnaround specialist.	1.55%

*	As of March 31, 2007, the Fund had 23.33% invested in the Top 10 equity holdings and there were 131 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2007

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers, led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 12.94% during the six months ended March 31, 2007. The Russell 2000 Index (the “Index”) advanced 11.02% and the Russell Microcap Index rose 11.29% over the same time period.

The Fund’s investments in international companies continued to do well, outpacing our domestic holdings and contributing to outperformance of the Index. Another key area of strength was the health care sector, which generated a significant increase and positively impacted relative returns. While the Fund’s performance was strong overall, a number of individual investments turned in disappointing results, including a business services company that missed earnings estimates.

Looking forward, there are some challenges facing small cap equities, including an apparent slowdown in corporate earnings growth and the potential for problems in the subprime mortgage market to spill over into other areas of the economy. Despite these big-picture risks, we believe that the Fund remains well-positioned for the long term given our focus on investing in companies exhibiting an attractive combination of quality, value and earnings growth.

DETAILS OF THE PERIOD

Wasatch looks for opportunities around the world, and nearly 20% of the Fund’s total market value was invested in foreign-listed stocks* this period. Our international holdings generated a strong gain and added value relative to the Index, with companies domiciled in China and Singapore doing especially well. One of the Fund’s best-performing stocks was China Hongxing Sports (China), an athletic shoe and apparel retailer. The company is benefiting from several positive trends in China, including rising disposable incomes and the increasing popularity of sports, and reported significant earnings growth and margin expansion.

Raffles Education (Singapore), a provider of training and design courses, was another top-performing name in the Fund. Raffles Education is also experiencing good growth and margin improvement, driven by favorable enrollment trends and higher tuition fees, among other factors. Adhering to our valuation discipline, we have been trimming our position on price strength. We decided to maintain a small weight in the stock after a March meeting in Singapore with the company’s Chief Executive Officer, who made a compelling case for further margin expansion. The meeting was part of a trip made by several members of our research team representing different Wasatch funds, consistent with our belief that subjecting companies to the scrutiny of multiple sets of eyes leads to better investment decisions.

The Fund traditionally has been heavily weighted in health care stocks, because this is an area where our bottom-up, fundamental research typically finds many companies exhibiting strong growth prospects. Overall, our health care investments produced a significant gain this period and favorably impacted results versus the Index. CorVel, a provider of medical cost containment services and a long-term holding, was one of the best-performing names in the portfolio. The stock had been weak for the better part of 2004 and 2005, mainly due to sluggish volumes of workers’ compensation insurance claims. We decided to stay the course, however, since our ongoing dialogue with management gave us confidence that CorVel’s business was poised to turn the corner. We were rewarded for our patience in 2006, when the company’s earnings growth started to accelerate, driven by cost controls and productivity enhancements that boosted margins. And although CorVel was a top 10 contributor to performance in the second, third and fourth quarters of 2006, we sold our position near the end of last year, because we felt the stock was becoming richly valued.

LECG Corp., a U.S.-based provider of expert services such as independent testimony, is an example of a stock that we ultimately did lose patience with after owning it in the Fund since late 2005. LECG Corp. was one of the biggest detractors this period, declining sharply after the company preannounced a substantial earnings shortfall. The earnings miss was just one in a series of disappointments and exacerbated our concerns that LECG Corp. would continue to struggle to grow its business and expand margins at the same time. As a result, we have lowered our weight in the stock.

OUTLOOK

2006 marked the fourth consecutive year of gains from U.S. small cap equities, and valuations aren’t as reasonable as they once were following such a strong run. In addition, earnings growth across the equity market appears to have peaked, and weakness in the housing and subprime mortgage sectors is clouding the outlook for the U.S. economy as a whole.

Despite these challenges facing the broad small cap market, we believe in the Fund’s ability to produce strong results over time. The aggregate earnings growth rate reported by our companies during the first quarter of 2007 was somewhat lower than we had anticipated, but our bottom-up earnings models suggest that portfolio earnings growth is likely to accelerate. We believe we have invested in a good selection of high-quality companies and continue to adhere to our valuation discipline, which should provide downside protection in a weaker environment. Lastly, the Fund had minimal direct exposure to the subprime mortgage market as of March 31, and we are closely monitoring the situation’s potential ripple effect on companies in other sectors of the economy.

Thank you for the opportunity to manage your assets.

*	These holdings excluded American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Wasatch Micro Cap Fund	12.94%	7.25%	13.77%	24.80%
Russell 2000 Index	11.02%	5.91%	10.95%	10.23%
Russell Microcap Index	11.29%	3.05%	13.09%	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Micro Cap Fund are 2.15% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Micro Cap Fund are 2.15% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 2.50% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
BGFV	Big 5 Sporting Goods Corp. Sporting goods retailer.	2.35%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	2.22%
AMSG	AmSurg Corp. Ambulatory surgery centers.	2.03%
OIIM	O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	1.97%
POWI	Power Integrations, Inc. Semiconductors.	1.86%

Ticker	Company	% of Fund
PRSC	Providence Service Corp. (The) Management of U.S. government-sponsored social services.	1.86%
GTRC	Guitar Center, Inc. Music stores.	1.80%
WINS	SM&A Competition management services.	1.64%
MCRL	Micrel, Inc. Semiconductors.	1.64%
ABAX	Abaxis, Inc. Portable blood analysis systems.	1.60%

*	As of March 31, 2007, the Fund had 18.97% invested in the Top 10 equity holdings and there were 144 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2007

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers, led by John Malooly and Brian Bythrow.

John Malooly, CFA Portfolio Manager	Brian Bythrow, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Value Fund gained 16.65% for the six months ended March 31, 2007 and outperformed the Russell 2000 Index, which gained 11.02%. The market environment was generally positive in the last three months of 2006. In the first quarter of 2007, however, uncertainty began to permeate the market, with increased volatility due to concerns about the overall strength of the U.S. economy, weakness in the Chinese market, and the potential impact of difficulties among subprime mortgage lenders and borrowers.

Small cap stocks continued to outperform large caps — not the usual trend when concerns about the economy are rising. However, in the second half of the period, returns for micro cap stocks lagged small caps, offering some indication of investors’ diminishing appetite for risk. Such a trend is typical of the later stages of an economic cycle. We were pleased that our carefully selected portfolio was able to outperform the small cap index despite this headwind for micro caps.

The consumer discretionary sector, in which the Fund is underweight, made the greatest contribution to performance. Our strategy in this area has been to be underexposed to the U.S. consumer, and overexposed to the consumer from emerging economies. The health care and technology sectors also made substantial contributions to performance. Many companies in these areas offer defensive characteristics, which can be helpful in times of economic uncertainty.

We have been able to outperform during a challenging market in large part because we have identified what we believe are strong companies with above-average growth potential and more moderate levels of risk. We believe these companies have the potential to do well over the long term, even if economic growth slows.

DETAILS OF THE PERIOD

After years of vigorous spending, it appears that the U.S. consumer may be tapped out. And while the ultimate impact of falling real estate values and the subprime mortgage crunch is not yet clear, it could prove to be another factor weighing on disposable income. We are sidestepping this issue by seeking out companies that play on the consumer in emerging markets, many of which are experiencing rapid growth and appear unfazed by problems in the U.S.

In line with this strategy, China Hongxing Sports was the single largest contributor to the Fund’s performance over the past six months, just as it was for all of 2006. The company, which produces and sells branded athletic shoes and apparel mainly in China, has been a true undiscovered growth story. When we first identified it as an investment, it was trading at a single-digit price-to-earnings multiple.* It now trades near 20 times earnings with 40% earnings growth. We believe it could be a strong performer for an extended period of time.

Although our top-contributing health care holding, VNUS Medical Technologies, is not part of our emerging consumer trend, it exemplifies our effort to identify companies that combine defensive characteristics — such as being involved in an industry with a favorable demographic backdrop — with the potential to outperform in stronger economic times as well, because of its innovative products and exceptional leadership. VNUS Medical benefited when it received a favorable ruling in a patent case against several rival companies in November. This positive development is far from the company’s only strength and we believe it has the potential to gain additional market share as it launches a new product in coming months.

Our technology holdings outperformed their benchmark for the period, led by Interactive Intelligence, a developer of business communications software. We like this company for its strong product lineup, top-notch customer base, and high levels of inside ownership. It has been able to post strong numbers due in part to the growing demand for cost-efficient communications systems. Although the company’s share price fell a bit in the first quarter of 2007, we continue to have strong conviction about the company’s prospects, and are even adding to our position as opportunities arise.

Interactive Intelligence is positioned to capitalize on businesses’ need to optimize productivity in a tight labor market. We believe this theme will play a meaningful role in the markets and the economy for years to come. While such companies certainly benefit from a healthy economy, they’re attractive in that they don’t necessarily depend on a particularly strong economic environment to succeed — a characteristic we believe many of our holdings share.

OUTLOOK

We anticipate considerable uncertainty in the market during the months ahead, and believe we have structured the Fund well for such an environment. While some companies — such as China Hongxing Sports — represent larger positions in the Fund due to our conviction in them as long-term holdings, in most cases we find that taking smaller positions in a number of stocks is a sensible approach.

We expect to keep our international holdings close to 30% of assets. This seems an appropriate stance, given the somewhat muted outlook for the U.S. economy and the stronger growth prospects elsewhere around the globe.

One area we are concerned about for the months ahead is the risk that investors may become increasingly wary of volatility in an uncertain market, and move away from micro cap stocks and toward larger cap names. To help manage this risk, we will continue to seek out companies with modest valuations and undiscovered growth potential.

Thank you for the opportunity to manage your assets.

*	Price-to-earnings multiple or P/E is the price of a company’s stock divided by its earnings per share (EPS).

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Wasatch Micro Cap Value Fund	16.65%	13.93%	N/A	22.95%
Russell 2000 Index	11.02%	5.91%	N/A	16.67%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Micro Cap Value Fund are 2.33% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Micro Cap Value Fund are 2.25% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 2.25% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
VNUS	VNUS Medical Technologies, Inc. Minimally invasive varicose vein treatment.	2.02%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	1.43%
LHCG	LHC Group, Inc. Health care services to Medicare recipients.	1.40%
MPP	MTS Medication Technologies, Inc. Medication dispensing systems.	1.39%
PLXT	PLX Technology, Inc. Semiconductors.	1.38%

Ticker	Company	% of Fund
48 HK	EganaGoldpfeil (Holdings) Ltd. (Hong Kong) Luxury fashion accessories brand manager.	1.30%
538 HK	Ajisen China Holdings Ltd. (Hong Kong) Japanese noodle chain in China.	1.29%
MRE CN	Martinrea International, Inc. (Canada) Metal forming and fluid management products.	1.26%
072870 KS	MegaStudy Co. Ltd. (Korea) Online education provider.	1.24%
ACTA NO	Acta Holdings ASA (Norway) Financial advisory services.	1.23%

*	As of March 31, 2007, the Fund had 13.94% invested in the Top 10 equity holdings and there were 154 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†Inception:

July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2007

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers, led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 8.95% in the six months ended March 31, 2007. During the same time, the Russell 2000 Growth Index advanced 11.46% and the Russell 2000 Index rose 11.02%.

We were pleased that the Fund generated such a substantial gain this period. That said, in typical fashion, we had a difficult time keeping up with the small cap indexes in such a strong market. We tend to lag in very strong markets due to our focus on investing in “steady-eddy” quality growth companies, which can look unexciting to investors when the market is hot.

Looking ahead, earnings growth is expected to decelerate across the equity market. As the slowdown unfolds, the healthy growth rates we expect from our portfolio companies should stand out relative to other small companies.

DETAILS OF THE PERIOD

The Wasatch Small Cap Growth Fund posted a strong gain during the six-month period, supported by a favorable backdrop for equities and generally positive operating results from our portfolio companies. On a weighted-average basis, our companies reported third and fourth quarter earnings growth that was comfortably above our 15% target. It is important to note that the majority of earnings growth was driven by strong sales growth and little margin expansion. This kind of fundamental performance is markedly different from that of companies in cyclical, commodity-oriented sectors where margin expansion is fueling much of the earnings growth.

FactSet Research Systems made the largest positive contribution to return and is a good example of a name that is experiencing strong sales growth. FactSet is a provider of database services to the investment industry that we know from both an investor and customer perspective. The company has grown its revenues more than 20% in each of the past two years, as it continues to capitalize on the increasing sophistication and globalization of the equity markets. A characteristic of FactSet that we find particularly appealing is the recurring revenue stream that comes from its subscription-based business model.

Pediatrix Medical Group and United Surgical Partners were also top contributors this period and a big reason why our health services investments turned in such strong results overall. Pediatrix, a provider of physician management services to neonatal pediatricians, benefited from several positive catalysts on the horizon, including the company’s plans to expand into the anesthesia market via acquisition. United Surgical Partners, an operator of ambulatory surgery centers, announced in January that it was being acquired by a private equity firm at a premium of more than 13%. The transaction is scheduled to close in the second quarter, and we sold our position because we expect the stock to trade near the buyout price until then.

Our retail investments delivered only a modest gain for the Fund, and one of the largest detractors in the portfolio was Cache, a women’s fashion apparel retailer. The company’s stock price was negatively impacted by broad weakness in the fashion apparel market. Despite this period’s decline, we remain confident that Cache has the potential to transform itself from a good company into a great company. We have identified several positive factors that should benefit the stock over the long run, including a shift from sourcing through domestic third parties to sourcing directly from international manufacturers, which is a less expensive approach.

SRA International, a provider of information technology services to the federal government, was another notable detractor from performance. The company is facing some obstacles that we consider to be short-term in nature, including the challenge of recruiting enough qualified technical personnel. We continue to believe the stock is a good, long-term investment given the tailwinds of an aging federal workforce and expectations for steady growth in the federal budget, among other factors.

OUTLOOK

The outlook for corporate earnings growth has dimmed in response to concerns about the economy, a lull in productivity gains and rising input and financing costs. In addition, there is uncertainty about how losses in the subprime mortgage market will impact other sectors of the economy. Wall Street analysts are expecting first quarter earnings growth of less than 5% for S&P 500® companies on the heels of double-digit growth in the fourth quarter. First quarter earnings growth for smaller companies is also expected to be in the single digits, as it was in the fourth quarter. Across the capitalization spectrum, some of the lowest first quarter estimates are for cyclical, commodity-driven sectors, including energy and basic materials.

The earnings growth rate of the Fund will likely decelerate along with the market. However, because we focus on investing in what we believe are higher-quality, less cyclical companies, our portfolio companies appear on track to continue growing their revenues and earnings at a healthy pace. As a result, we think that the operating performance of our companies will shine relative to the typical small company in a slower growth environment. We feel confident that the earnings gap that we expect between our holdings and the broader market makes the Fund well-positioned for the months ahead.

Thank you for the opportunity to manage your assets.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Wasatch Small Cap Growth Fund	8.95%	0.93%	7.50%	14.90%
Russell 2000 Growth Index	11.46%	1.56%	7.88%	6.31%
Russell 2000 Index	11.02%	5.91%	10.95%	10.23%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Small Cap Growth Fund are 1.18% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Small Cap Growth Fund are 1.18% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 1.50% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	5.41%
KNX	Knight Transportation, Inc. Long haul trucking and logistic services.	3.93%
TECH	Techne Corp. Complex, disposable research kits for biotech.	2.93%
RECN	Resources Connection, Inc. Outsourcing of professional business services.	2.60%
FDS	FactSet Research Systems, Inc. Financial and economic information for investment managers.	2.50%

Ticker	Company	% of Fund
HWAY	Healthways, Inc. Disease management services.	2.44%
GTRC	Guitar Center, Inc. Music stores.	2.38%
CPRT	Copart, Inc. Vehicle salvage services.	2.24%
PDX	Pediatrix Medical Group, Inc. National network of neonatalogists.	2.22%
HDB	HDFC Bank Ltd. ADR Consumer bank.	2.14%

*	As of March 31, 2007, the Fund had 28.79% invested in the Top 10 equity holdings and there were 111 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Fund has changed its primary market index from the Russell 2000 Index to the Russell 2000 Growth Index, which the Advisor believes better represents the types of companies in which the Fund typically invests. You cannot invest directly in these indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	MARCH 31, 2007

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers, led by Jim Larkins and John Mazanec.

Jim Larkins, MBA Portfolio Manager	John Mazanec, MBA Portfolio Manager	OVERVIEW The Wasatch Small Cap Value Fund gained 13.54% in the six-month period ended March 31, 2007, outpacing the 10.62% return of the Russell 2000 Value Index. The Fund’s solid half-year results were achieved mainly from stock picking, and the biggest contributor was the financial services sector. Stock selection also propelled the Fund forward with significant gains in consumer discretionary, health care, and technology. The Fund’s top contributor was ON Semiconductor, a chip maker focused on power management applications. Despite strong stock picking in the producer durables, utilities and consumer staples sectors, our performance versus the Index was held back by our substantial underweight in these areas.

DETAILS OF THE PERIOD

The Fund benefited from our focus on investing in fallen angels, hidden opportunities and undiscovered gems.* A key theme that boosted returns was the large number of acquisitions that took place — in the market overall and among companies we own. A couple of factors are driving this trend. First, private equity funds continue to raise a tremendous amount of capital, and are putting it to work by buying undervalued public companies. Also, in our current heavily regulated environment, a byproduct of the Enron/WorldCom era of malfeasance, many small companies have found it more expensive and cumbersome to remain public. As a result, some firms have chosen to go private or sell out.

Molecular Devices, a maker of high-throughput screening instruments used in drug discovery, was the Fund’s top acquisition-related contributor. When we bought this company late last year, we believed it was attractive, and were proven right very quickly, as it was acquired at close to a 50% premium. Two of our financial companies also agreed to be acquired — Placer Sierra, a regional California bank, and Hub International, an insurance broker.

In some cases, making a relatively quick profit when a company is acquired at a premium is bittersweet. While it’s nice to have our assessment of a company’s worth confirmed, we’d often prefer to reap the longer-term benefit of owning a great company for a number of years, especially when we believe a takeout premium is too low.

Performance was strong for many financial holdings during the period, and we did well by selling on increased valuations. We also lowered our weightings in real estate investment trusts (REITs) and business development companies, and reduced our mortgage exposure as we grew concerned about the high-risk loan portfolios some of our companies held. We should have more aggressively trimmed our position in HomeBanc Corp., a residential mortgage REIT and the biggest detractor for the period. HomeBanc suffered from being a high-cost lender in the economically weak Southeast states, particularly Florida. Making matters worse, the firm’s Chief Executive Officer, who was the heart and soul of the company, departed. We sold our position because of these challenges and uncertainties.

In contrast, we expect good things from Redwood Trust, a company that focuses on the less risky, super-prime jumbo mortgage market. It’s in a good position to take advantage of the dislocation that currently exists between subprime and prime residential mortgages. The company has excess capital and a long history of being an intelligent buyer, remaining calm when there’s panic in the street.

Performance in the Fund’s materials and processing sector was disappointing, especially in comparison to its red-hot Index performance. The biggest detractor was Beacon Roofing Supply, a long-term holding that has been hurt by exposure to the residential market. However, we remain committed to Beacon, which gets much of its business from re-roofing, rather than new construction. In contrast to Beacon, we had strong returns from a new steel holding, Wheeling-Pittsburgh, which received a boost from a new management team and an infusion of capital.

In consumer discretionary, we really like Fossil, a maker of fashion watches and accessories. It’s a great fallen-angel story. We bought Fossil at a price we thought was below its intrinsic value and now earnings have begun to reaccelerate. We recently added to our position because we see improving fundamentals and management executing as planned.

In health care, our weighting reached its highest level in a couple of years because of opportunities we’ve uncovered. One example is LHC Group, a provider of in-home health care. We think LHC Group is a great company in a high-growth area, and we hope to hold it for a long time.

OUTLOOK

We are pleased with the Fund’s return for the six-month period. We experienced higher than usual trading activity and have sold a number of successful names, resulting in fewer holdings overall. At the same time, we have taken larger positions in newer names, a sign that we like the opportunities the market is providing to us.

The current portfolio includes promising new prospects that we’re watching closely to see which ones will become more prominent players on our roster. We believe that a handful of these companies will prove to be the types of long-term holdings we strive to own.

Thank you for the opportunity to manage your assets.

*	Fallen angels are defined as companies with a solid long-term growth history and outlook whose current earnings have gotten off track. Hidden opportunities include companies that in our opinion are not being priced correctly given their book value or cash flow, special situations where we determine that a company is being misvalued by the market, companies that have hidden assets that we believe are not reflected in their current stock price, and spin-offs that we believe are underpriced. Undiscovered gems are companies that may be undervalued because they currently receive little coverage from Wall Street analysts.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/17/97
Wasatch Small Cap Value Fund	13.54%	7.64%	11.53%	18.27%
Russell 2000 Value Index	10.62%	10.38%	13.61%	11.44%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Small Cap Value Fund are 1.98% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Small Cap Value Fund are 1.98% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 1.95% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

* Not annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
RWT	Redwood Trust, Inc. Jumbo ARM mortgage REIT.	2.85%
MSM	MSC Industrial Direct Co., Inc., Class A Industrial products distributor.	2.68%
BECN	Beacon Roofing Supply, Inc. Roofing supplies distributor.	2.52%
INT	World Fuel Services Corp. Marine, aviation and land fuel products and services.	2.25%
ESCH	Eschelon Telecom, Inc. Telecommunication services for businesses.	2.24%

Ticker	Company	% of Fund
VEH	Valero GP Holdings, LLC Petroleum product terminals and liquids pipelines operator.	2.16%
UPL	Ultra Petroleum Corp. Oil and gas developer.	2.08%
TTI	TETRA Technologies, Inc. Oil and gas industry services.	2.05%
FOSL	Fossil, Inc. Fashion watches and accessories.	1.97%
VTNC	Vitran Corp., Inc. Trucking company.	1.92%

*	As of March 31, 2007, the Fund had 22.72% invested in the Top 10 equity holdings and there were 94 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: December 17, 1997. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2007

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart.

Sam Stewart, PhD, CFA Portfolio Manager

OVERVIEW

The Strategic Income Fund’s goal is to deliver reasonably consistent annualized returns that fall somewhere between bond and equity returns over the long term. The Fund got off to an unexpectedly strong start, passing the one-year mark and posting a 17.72% return for the 12 months ended March 31, 2007. We are certainly pleased with this performance, but realistically expect more modest annual returns for the Fund.

During the past six months the stock market experienced one of its most volatile periods in recent memory, including a 416 point one-day loss — its largest since 2001. However, the market was still up nicely for the period, with the Fund’s equity benchmark, the S&P 500® Index, posting a 7.38% increase.

The Strategic Income Fund outpaced the S&P 500 by delivering an 11.39% return for the six months ended March 31. This was also well ahead of the 2.76% return of the Lehman Brothers Aggregate Bond Index. We felt good about the Fund’s performance, but were equally as pleased to see the Fund’s resilience during recent market turbulence.

The Fund benefited during the period from investments in undervalued real estate investment trusts (REITS), international holdings, and companies paying a meaningful dividend. Companies that detracted from performance tended to have some level of real or perceived exposure to the weak housing market.

DETAILS OF THE PERIOD

The Fund entered the period with a significant weighting in finance-related companies. As you probably heard over the last few months, the financial sector has been taking a bit of a beating due to subprime mortgage woes. For the Fund’s financial holdings to have posted more than a 12% gain during the six month period gives us increased confidence in the Fund’s composition and potential to achieve its absolute return target.

Despite being heavily weighted in the financial sector, the Fund’s holdings are actually comprised of very different kinds of companies — Blue Chip, Dividend Growth, and Value. We believe this diversity creates a less correlated portfolio that may provide protection in an unstable market. We also feel good about the downside buffer provided by our dividend yield.

We did lighten up on our financial weightings during the period, as we expect the financial turbulence is not over yet. However, we continue to believe that a growing financial sector will be an important feature of globalization and therefore a good long-term area in which to carry a significant portfolio weighting.

Another standout this period was our group of international holdings, returning more than 24%. We continue to find international equities attractive for their typically higher dividend yields, as well as their growth potential. Weg S.A. is a holding that fits these criteria nicely, and whose price has increased over 68% in the last six months. This decidedly prosaic Brazilian company produces electric motors and is a classic Multiple Eyes™ example of how we leverage the work of other Wasatch analysts. A portfolio manager on another Wasatch Fund brought Weg to our attention.

We believe that Weg is an appealing play on the increasing demand for capital goods in Latin America and globally. While Weg gets 60% of its revenue from Brazil and is the market leader there, it only has a 4% market share of motors worldwide, which gives it plenty of headroom for growth. The company’s numbers support our growth thesis, with five-year compounding revenue growth of 25% and operating margins of 20%. We found Weg attractive at a price-to-earnings (P/E) multiple* of just 15 and dividend yield of 2.3%.

Unfortunately, it’s nearly impossible to enjoy the roses without getting pricked by a few thorns. HomeBanc Corp., a mortgage loan originator, has been a thorn in our side as we have seen its market value slide. Notwithstanding our cautiously optimistic view of HomeBanc in the third quarter of 2006, we cut our losses in the fourth quarter and sold the stock. Our decision was partly made following the company’s announcement that rising interest rates had caused a wider-than-expected loss in the third quarter. We see HomeBanc as a possible takeover target, but ultimately decided the quality of its investments was not worth continuing to hold the company for that sole prospect. In hindsight, with burgeoning competition from Wall Street firms in the residential mortgage arena, we should have sold more aggressively than we did.

OUTLOOK

Going forward, we look to further increase our international focus and add positions as we find attractively valued companies. We would also love to grow our overall Blue Chip weighting when buying opportunities present themselves. On the flip side, we will likely continue trimming financial holdings over the near-term, but expect to keep financials meaningfully overweighted for the long-term as we believe this is one of the key sectors of globalization.

Over our years of managing mutual funds, we have learned that constructing an ideal portfolio of investments is an ongoing process. With just over a year now under our belts on the Strategic Income Fund, we feel better than ever about the Fund’s composition and believe it is well positioned to achieve its investment objectives.

Thank you for the opportunity to manage your assets.

*	Price-to-earnings multiple or P/E is the price of a company’s stock divided by its earnings per share (EPS).

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Wasatch Strategic Income Fund	11.39%	17.72%	N/A	16.85%
Lehman Brothers Aggregate Bond Index	2.76%	6.59%	N/A	5.05%
S&P 500 Index	7.38%	11.83%	N/A	11.54%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Strategic Income Fund are 2.95% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Strategic Income Fund are 1.24% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 0.95% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
POOL	Pool Corp. Swimming pool supplies distributor.	4.75%
COF	Capital One Financial Corp. Credit cards and financial services.	4.50%
RWT	Redwood Trust, Inc. Jumbo ARM mortgage REIT.	3.60%
CSE	CapitalSource, Inc. Financial services to businesses.	3.05%
KFN	KKR Financial Corp. Mortgage REIT.	2.93%

Ticker	Company	% of Fund
SFI	iStar Financial, Inc. REIT.	2.66%
MGRC	McGrath RentCorp Modular building rentals.	2.66%
MCHP	Microchip Technology, Inc. Semiconductors.	2.51%
AHR	Anthracite Capital, Inc. Mortgage lender.	2.37%
NTB BH	The Bank of N.T. Butterfield & Son Ltd. (Bermuda) Wealth management and financial services.	2.11%

*	As of March 31, 2007, the Fund had 31.14% invested in the Top 10 equity holdings and there were 80 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†Inception: February 1, 2006. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in these indexes.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2007

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers, led by Ajay Krishnan and Neal Dihora.

Ajay Krishnan, CFA Portfolio Manager	Neal Dihora, CFA Portfolio Manager	OVERVIEW During the six months ended March 31, 2007 the Wasatch Ultra Growth Fund gained 8.29% and the Russell 2000 Growth Index rose 11.46%. Market conditions were frothy throughout much of the peri-

od, with the Index climbing nearly 15% from the beginning of October through late February. Prices of small cap growth stocks subsequently retreated, only to rally later in March amid robust merger activity and rising hopes that the Federal Reserve might still cut rates in 2007.

We were pleased that the Fund generated such a strong gain in this environment. That said, we were disappointed that results trailed the Index. We typically do not keep up with the benchmark in unusually strong markets, and this period was no exception. The challenge of outperforming in such a buoyant market was accentuated by declines in several of our investments.

Looking forward, we expect the 12-month earnings growth rate of the portfolio to remain above our 20% target. We believe that this earnings growth profile, combined with our attention to valuation, makes the Fund well positioned for the months ahead.

DETAILS OF THE PERIOD

The Ultra Growth Fund participated in this period’s strong stock market advance, with many of our investments posting substantial gains. Two names that did particularly well were health care companies United Surgical Partners, an operator of ambulatory surgery centers, and Intuitive Surgical, a manufacturer of robotic-assisted, minimally invasive surgical systems. United Surgical Partners, which was our largest holding at the start of the period, announced in January that it was being acquired by a private equity firm at a premium of more than 13%. We sold our position in the stock, since we thought it would continue to trade near the buyout price until the transaction’s scheduled second-quarter close. Shares of Intuitive Surgical were weak in the fourth quarter but rebounded to finish the period with a strong gain after the company reported sales and earnings growth that surpassed Wall Street’s expectations.

One of our best-performing holdings this period was Raffles Education (Singapore), a provider of post-secondary educational courses targeting the Asia Pacific region. Raffles has been benefiting from the rising affluence throughout emerging Asia Pacific countries that is fueling demand for post-secondary education. We believe that the company’s growth prospects remain bright but sold the stock in March because we thought it was becoming richly valued. And while we no longer own Raffles, it is still a good example of our Multiple Eyes™ approach to investing, which includes working closely with our international research team as we seek opportunities around the globe.

We also sold one of the largest detractors from performance: Shuffle Master, a manufacturer of technology-based products for the gaming industry whose stock was weak during the period after the company preannounced disappointing quarterly earnings. We did not sell Shuffle Master in response to just one quarter’s sub-par results but because we did not see an end to the integration problems the company was having with an acquisition it made in early 2006. As concerns related to the acquisition continued to surface, we met with management last fall and came away feeling comfortable that the issues would soon be resolved. However, further due diligence on the company — underscored by recent operating results — confirmed that this was not the case. We decided that the acquisition would be a drag on earnings for awhile and that it was best to step to the sidelines and revisit Shuffle Master in the future when there would be greater visibility into the ramifications of the deal.

ArthroCare, a supplier of a proprietary technology that enables minimally invasive surgical procedures, was another stock that underperformed. One of ArthroCare’s competitors has been temporarily allowing doctors to sample its tonsillectomy product for free, causing weakness in ArthroCare’s ear, nose and throat business. Based on some additional research we conducted, including speaking directly with a number of physicians, we concluded that the sampling program would not have a lasting effect on ArthroCare’s growth. We continue to view the company as a good, long-term investment given the many uses of its proven, patented technology — intellectual property that has been strengthened through legal victories and licensing agreements. Health technology stocks like ArthroCare can be volatile from one quarter to the next, reinforcing our belief in taking a long-term perspective on companies. We were rewarded for being patient with Intuitive Surgical this period in the face of a difficult fourth quarter for the stock, and we are confident in ArthroCare’s long-term potential as well.

OUTLOOK

Wasatch continues to expand its research team, and we are constantly trying to leverage this growing analytical talent for the benefit of the Fund’s shareholders. Recently, we have invested in several reasonably priced companies in non-traditional growth sectors — companies whose price-to-earnings (P/E) multiples* have contracted in sympathy with an anticipated economic slowdown but whose prospects should be solid regardless of the economic cycle. We believe these types of investments will help keep the Fund’s earnings growth rate above our 20% target over the next 12 months, while maintaining our sensitivity to valuation.

Thank you for the opportunity to manage your assets.

*	Price-to-earnings multiple or P/E is the price of a company’s stock divided by its earnings per share (EPS).

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Wasatch Ultra Growth Fund	8.29%	-2.15%	5.82%	12.95%
Russell 2000 Growth Index	11.46%	1.56%	7.88%	6.31%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch Ultra Growth Fund are 1.48% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the Ultra Growth Fund are 1.48% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 1.75% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

* Not annualized.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
HWAY	Healthways, Inc. Disease management services.	4.38%
PDX	Pediatrix Medical Group, Inc. National network of neonatalogists.	3.70%
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	3.15%
SLAB	Silicon Laboratories, Inc. Analog and mixed signal integrated circuits.	2.90%
CTSH	Cognizant Technology Solutions Corp., Class A Professional technology services.	2.76%

Ticker	Company	% of Fund
KYPH	Kyphon, Inc. Medical devices for spine treatments.	2.71%
SIRF	SiRF Technology Holdings, Inc. Semiconductors and software for global positioning systems.	2.66%
ARTC	ArthroCare Corp. Disposable devices for minimally invasive surgery.	2.59%
PSYS	Psychiatric Solutions, Inc. Inpatient behavioral health care services.	2.45%
PRSC	Providence Service Corp. (The) Management of U.S. government-sponsored social services.	2.43%

*	As of March 31, 2007, the Fund had 29.73% invested in the Top 10 equity holdings and there were 102 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these indexes.

WASATCH- HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2007

Van R. Hoisington Portfolio Manager

OVERVIEW

The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities, with an emphasis on both income and capital appreciation.

The Fund returned 6.26% in the 12 months ended March 2007, versus 6.59% for the Lehman Brother’s Aggregate Bond Index. For the past six months, the Fund returned 0.33%, versus 2.76% for the Lehman.

DETAILS OF THE PERIOD

At the end of the first quarter, the 30-year Treasury bond yielded 4.84%, or slightly below the year earlier level of 4.89%, but above the 4.76% level of six months ago. The rise in bond yields held the Fund to a nearly flat return for the six-month period. However, a decline in yields over the past 12 months allowed bond prices to rise and enhance the return of the Fund.

The Federal funds rate was 5.25% at the end of March compared with 4.75% a year earlier and a low of 1% in the spring of 2004 when the Fed moved to restrict monetary conditions. The Fed funds rate is nearly 0.5% higher than the yield on the 10-year note, creating an inverted yield curve, a condition that has lasted nearly 10 months.

Responding to monetary restraint, economic activity slowed, as the housing, automotive and capital goods industries slumped. Real gross domestic product (GDP) in the first quarter does not appear to have improved from the 2.4% rate of growth registered over three prior quarters. In the four quarters ended in March 2006, real GDP rose by 3.7%.

The weaker rise in real economic activity was reflected in the labor markets. In the 12 months ended March 2007, private nonfarm employment rose 1.5%, down from a 2.4% gain a year earlier. The unemployment rate, however, eased to a six year low in March, as growth in the labor force moderated. The Fed’s preferred inflation measure rose more than desired, although broader indicators moderated.

OUTLOOK

Real GDP should expand about 1.5% this year. This relatively sanguine view nevertheless reflects the slowest nominal growth in almost a half century and disguises a serious deterioration of underlying economic fundamentals that make future growth problematic and a recession likely late this year or in 2008.

Monetary policy works with long and variable lags. For instance, the economy appeared to be unaffected by the increases in the Fed funds rate that began in 2004 and ended in June 2006. Based on this experience, the lag between monetary execution and economic impact would appear to be about two years. As such, the 1% rise in the funds rate in the first half of 2006 may negatively affect economic growth through the first half of 2008.

Historically, credit worthiness issues have increased dramatically during prior periods of monetary restraint. This well-known pattern has emerged once again. The problems in the subprime and Alt-A mortgage sectors, the two lowest credit categories of homeowner debt, have been given widespread publicity. Less recognized are the increasing delinquencies and foreclosures that have occurred for prime mortgages and credit cards.

In the past, such credit ripples have caused financial institutions to tighten credit standards for all types of loans, a process often referred to as “credit contagion.” The failure of the Penn Central railroad in 1970 was one of several notable examples. A tightening credit policy by the financial community will either extend the downturn or delay a normal economic recovery.

A housing drag will persist many months. With inventories of unsold homes in February at a 16-year high and completions far above starts, substantial further production cuts must occur. Housing will feed back into consumption through reduced cash takeouts from home equity and reductions in output and employment in construction.

Faltering capital spending will reduce employment and output materially since these outlays have large multiplier effects on the rest of the economy. A sharp deceleration in key indicators of capital spending strongly suggests that the capital goods sector has either entered, or is about to enter a recession.

In the first quarter, the Leading Economic Index (LEI)* fell 0.6% below the year earlier level. The current four-quarter decline is only the eleventh instance since the Korean War. Nine recessions and one slowdown followed the previous 10 episodes.

If a recession is to be avoided, the Fed will need to take their approach in 1966 - 67 and again in 1995. In both of those circumstances, inflation was running above desirable levels, but the Fed quickly and substantially eased monetary conditions, yield curve inversions quickly reversed, money/credit growth re-accelerated and recessions were narrowly averted.

Whether the Fed reverses direction quickly or stands firm, the bond market outlook appears favorable. Given the deep-seated and complex problems facing the economy, we believe economic conditions will deteriorate and inflation will trend lower, paving the way for bond prices to appreciate. The Fund appears well positioned for such an event with investments in long-term U.S. Treasury bonds.

Thank you for the opportunity to manage your assets.

*	Leading Economic Index (LEI) was developed by the Conference Board and is comprised of 10 components that lead changes in overall economic activity.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Wasatch-Hoisington U.S. Treasury Fund	0.33%	6.26%	8.21%	8.16%
Lehman Brothers Aggregate Bond Index	2.76%	6.59%	5.35%	6.46%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The total annual fund operating expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.72% and are based on Fund expenses before any expense reimbursements by the Advisor. The net expenses for the U.S. Treasury Fund are 0.72% and are based on Fund expenses, net of waivers and reimbursements. The Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 0.75% until at least 1/31/08 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	11/15/27	32.16%
U.S. Treasury Bond, 5.25%	2/15/29	16.02%
U.S. Treasury Strip, principal only	8/15/25	14.07%
U.S. Treasury Bond, 5.25%	11/15/28	5.98%
U.S. Treasury Bond, 5.50%	8/15/28	5.84%

Holding	Maturity Date	% of Fund
U.S. Treasury Bond, 6.125%	11/15/27	3.95%
U.S. Treasury Bond, 6.75%	8/15/26	3.48%
U.S. Treasury Strip, principal only	11/15/21	3.46%
U.S. Treasury Bond, 7.50%	11/15/24	3.22%
U.S. Treasury Bond, 5.375%	2/15/31	3.21%

*	As of March 31, 2007, the Fund had 91.39% invested in the Top 10 holdings and there were 13 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. You cannot invest directly in the Index.

WASATCH FUNDS — Operating Expenses

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2007.

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $10.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the following table.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $10.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the following table. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARCH 31, 2007 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
	Beginning of Period October 1, 2006	End of Period March 31, 2007
Core Growth Fund
Actual	$1,000.00	$1,107.70	$6.31	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Global Science & Technology Fund
Actual	$1,000.00	$1,129.60	$10.09	1.90%
Hypothetical (5% before expenses)	$1,000.00	$1,015.46	$9.55	1.90%

Heritage Growth Fund
Actual	$1,000.00	$1,073.50	$4.91	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

International Growth Fund
Actual	$1,000.00	$1,234.80	$9.81	1.76%
Hypothetical (5% before expenses)	$1,000.00	$1,016.16	$8.85	1.76%

International Opportunities Fund
Actual	$1,000.00	$1,309.60	$12.96	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%

Micro Cap Fund
Actual	$1,000.00	$1,129.40	$11.36	2.14%
Hypothetical (5% before expenses)	$1,000.00	$1,014.26	$10.75	2.14%

Micro Cap Value Fund
Actual	$1,000.00	$1,166.50	$12.15	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%

Small Cap Growth Fund
Actual	$1,000.00	$1,089.50	$6.20	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$5.99	1.19%

Small Cap Value Fund
Actual	$1,000.00	$1,135.40	$8.94	1.68%
Hypothetical (5% before expenses)	$1,000.00	$1,016.55	$8.45	1.68%

Strategic Income Fund[1]
Actual	$1,000.00	$1,113.90	$6.11	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.84	1.15%

Ultra Growth Fund
Actual	$1,000.00	$1,082.90	$7.79	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

U.S. Treasury Fund
Actual	$1,000.00	$1,003.30	$3.50	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.44	$3.53	0.70%

*Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

1The annualized expense ratio includes dividend payments for securities sold short. Excluding these items the annualized expense ratio would have been 0.95%. Dividend payments for securities sold short are not a reimbursable expense under the contractual agreement between the Fund and the Advisor.

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Aerospace 0.4%
691,180	DataPath, Inc.* *** †	$5,252,968

	Banks 8.2%
1,178,100	Commerce Bancorp, Inc.	39,324,978
390,567	First Community Bancorp, Inc.	22,082,658
590,755	HDFC Bank Ltd.	12,961,811
1,031,653	UCBH Holding, Inc.	19,209,379
1,255,201	UTI Bank Ltd.	14,394,641

		107,973,467

	Building Products 0.5%
100,360	Demag Cranes AG	6,548,906

	Commercial Services and Supplies 7.8%
2,261,055	Copart, Inc.*	63,332,150
276,745	CRA International, Inc.*	14,440,554
727,600	Liquidity Services, Inc.*	12,325,544
440,488	Waste Connections, Inc.*	13,188,211

		103,286,459

	Computer Services Software and Systems 3.3%
409,740	American Reprographics Co.*	12,615,895
195,050	Covansys Corp.*	4,813,834
312,435	Quality Systems, Inc.	12,497,400
559,130	SRA International, Inc., Class A*	13,620,407

		43,547,536

	Diversified Financial Services 1.9%
475,271	Euronet Worldwide, Inc.*	12,765,779
336,315	Housing Development Finance Corp. Ltd.	11,817,042

		24,582,821

	Education Services 4.0%
323,976	Strayer Education, Inc.	40,497,000
530,609	Universal Technical Institute, Inc.*	12,246,456

		52,743,456

	Electronics — Medical Systems 1.1%
296,171	Haemonetics Corp.*	13,845,994

	Electronics — Semiconductors/ Components 4.7%
1,048,587	ASE Test Ltd.*	11,932,920
116,365	Hittite Microwave Corp.*	4,674,382
1,274,194	Micrel, Inc.*	14,041,618
609,310	National Semiconductor Corp.	14,708,744
304,248	Silicon Laboratories, Inc.*	9,103,100
276,637	SiRF Technology Holdings, Inc.*	7,679,443

		62,140,207

	Energy Equipment and Services 1.3%
718,815	TGS-NOPEC Geophysical Co. ASA*	16,648,562

	Energy — Miscellaneous 0.8%
432,000	TETRA Technologies, Inc.*	10,674,720

	Engineering and Contracting Services 1.5%
466,153	URS Corp.*	19,853,456

	Finance Companies 1.7%
501,564	Dollar Financial Corp.*	12,689,569
722,367	United PanAm Financial Corp.*	9,029,588

		21,719,157

Shares		Value

	Finance — Small Loan 0.9%
519,934	AmeriCredit Corp.*	$11,885,691

	Financial Data Processing Services and Systems 1.1%
320,358	Fidelity Information Services, Inc.	14,563,475

	Financial Information Services 0.9%
193,072	FactSet Research Systems, Inc.	12,134,575

	Financial — Miscellaneous 2.0%
562,603	Fidelity National Title Group, Inc., Class A	13,508,098
249,685	First American Corp.	12,664,023

		26,172,121

	Health Care Facilities 5.9%
311,360	Healthways, Inc.*	14,556,080
444,579	Pharmaceutical Product Development, Inc.	14,977,867
1,212,497	Sunrise Senior Living, Inc.*	47,917,881

		77,451,828

	Health Care Management Services 4.0%
933,064	Pediatrix Medical Group, Inc.*	53,240,632

	Home Building 1.4%
126,056	M.D.C. Holdings, Inc.	6,059,512
19,523	NVR, Inc.*	12,982,795

		19,042,307

	Household Products 0.3%
791,157	Emami Ltd.	3,577,820

	Investment Management Companies 4.3%
600	Brantley Mezzanine Finance, LLC* ** *** †	—
272,365	National Financial Partners Corp.	12,776,642
517,602	SEI Investments Co.	31,175,169
880,060	Solar Capital, LLC* *** †	13,200,900

		57,152,711

	Leisure Time 6.7%
412,664	Life Time Fitness, Inc.*	21,215,056
1,880,810	Pool Corp.	67,332,998

		88,548,054

	Machinery 0.1%
9,514	Burckhardt Compression Holding AG*	1,565,332

	Medical and Dental Instruments and Supplies 2.3%
1,406,852	PSS World Medical, Inc.*	29,740,851

	Multi-Sector Companies 0.7%
341,255	Raven Industries, Inc.	9,572,203

	Oil and Gas 2.2%
548,700	Ultra Petroleum Corp.*	29,152,431

	Real Estate 0.9%
1,126,615	LPS Brasil Consultoria de Imoveis S.A.*	11,501,660

	Real Estate Investment Trusts (REIT) 3.4%
945,605	Annaly Mortgage Management, Inc.	14,637,965
1,224,830	HomeBanc Corp.	4,274,657
490,793	Redwood Trust, Inc.	25,609,579

		44,522,201

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	Rental and Leasing Services — Consumer 1.3%
639,460	Aaron Rents, Inc.	$16,907,322

	Retail 15.2%
57,885	Bijou Brigitte AG	13,471,548
2,028,759	Global Imaging Systems, Inc.*	39,560,801
862,264	Guitar Center, Inc.*	38,905,352
856,912	MSC Industrial Direct Co., Inc., Class A	40,000,652
1,676,954	O’Reilly Automotive, Inc.*	55,507,177
457,475	Sonic Automotive, Inc.	13,038,038

		200,483,568

	Road and Rail 2.7%
1,174,475	Localiza Rent A Car S.A.	35,999,343

	Securities Brokerage and Services 0.6%
122,098	GFI Group, Inc.*	8,299,001

	Textiles, Apparel and Luxury Goods 0.6%
2,761,000	Ports Design Ltd.	7,367,472

	Truckers 2.2%
1,637,589	Knight Transportation, Inc.	29,181,836

	Total Common Stocks (cost $987,437,838)	1,276,880,143

	PREFERRED STOCKS 0.6%

	Machinery 0.6%
1,086,890	Weg S.A. Pfd.	8,189,983

	Total Preferred Stocks (cost $4,221,267)	8,189,983

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.3%

	Repurchase Agreement 3.3%
$43,059,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $33,530,000 of United States Treasury Bonds 7.875% due 2/15/21; value: $43,924,300; repurchase proceeds: $43,074,429 (cost $43,059,000)	$43,059,000

	Total Short-Term Investments (cost $43,059,000)	43,059,000

	Total Investments (cost $1,034,718,105) 100.8%	1,328,129,126

	Liabilities less Other Assets (0.8)%	(10,390,469)

	NET ASSETS 100.0%	$1,317,738,657

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under

Rule 144A of the Securities Act of 1933 (see Note 9).

See notes to financial statements.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.3%

	Banks 1.3%
84,225	HDFC Bank Ltd. (India)	$1,847,989

	Biotechnology Research and Production 2.2%
40,805	ArthroCare Corp.*	1,470,612
20,185	Celgene Corp.*	1,058,905
33,375	Neurochem, Inc.*	503,295

		3,032,812

	Communications Technology 2.2%
54,125	Cisco Systems, Inc.*	1,381,811
39,905	QUALCOMM, Inc.	1,702,348

		3,084,159

	Computer Services Software and Systems 8.9%
30,385	Adobe Systems, Inc.*	1,267,054
54,440	Autodesk, Inc.*	2,046,944
21,105	Cognizant Technology Solutions Corp., Class A*	1,862,938
13,445	Digital River, Inc.*	742,836
9,510	F5 Networks, Inc.*	634,127
1,585	Google, Inc., Class A*	726,184
478,135	Kana Software, Inc.*	1,769,100
27,190	NeuStar, Inc., Class A*	773,284
68,395	Opnet Technologies, Inc.*	924,016
49,415	QLogic Corp.*	840,055
8,140	Sourcefire, Inc.*	143,508
65,450	Tier Technologies, Inc., Class B*	575,960

		12,306,006

	Computer Technology 3.4%
29,220	Apple Computer, Inc.*	2,714,830
7,500	Isilon Systems, Inc.*	121,275
115,385	Western Digital Corp.*	1,939,622

		4,775,727

	Computers and Peripherals 1.7%
118,439	Catcher Technology Co. Ltd. (Taiwan)	930,618
102,100	Positivo Informatica S.A.* (Brazil)	1,424,536

		2,355,154

	Diversified Financial Services 0.8%
30,170	Housing Development Finance Corp. Ltd. (India)	1,060,078

	Diversified Telecommunication Services 1.0%
67,300	GVT Holding S.A.* (Brazil)	778,678
35,255	Option N.V.* (Belgium)	644,564

		1,423,242

	Drugs and Pharmaceuticals 2.1%
40,730	Amgen, Inc.*	2,275,992
26,065	Pharmion Corp.*	685,249

		2,961,241

	Electrical and Electronics 1.4%
46,635	Power Integrations, Inc.*	1,056,283
87,430	TTM Technologies, Inc.*	834,082

		1,890,365

	Electrical Equipment 0.8%
606,140	Unisteel Technology Ltd. (Singapore)	1,174,798

	Electronic Equipment and Instruments 1.3%
1,891,690	QRSciences Holdings Ltd. (Australia)	582,586
4,060	Samsung Electronics Co. Ltd. GDR (Korea)	1,235,255

		1,817,841

Shares		Value

	Electronics 1.4%
182,715	Nu Horizons Electronics Corp.*	$1,923,989

	Electronics — Medical Systems 3.2%
12,215	Intuitive Surgical, Inc.*	1,484,978
43,375	Medtronic, Inc.	2,127,977
34,215	NXStage Medical, Inc.*	455,744
20,710	Somanetics Corp.*	412,957

		4,481,656

	Electronics — Semiconductors/ Components 21.4%
48,570	Advanced Micro Devices, Inc.*	634,324
88,170	ASE Test Ltd.*	1,003,375
101,840	Aviza Technology, Inc.*	734,266
19,925	Broadcom Corp., Class A*	638,995
54,105	Marvell Technology Group Ltd.*	909,505
44,415	Maxim Integrated Products, Inc.†††	1,305,801
179,720	Micrel, Inc.*	1,980,514
95,755	Microchip Technology, Inc.	3,402,175
35,385	Microsemi Corp.*	736,362
75,495	MIPS Technologies, Inc.*	674,170
149,170	National Semiconductor Corp.	3,600,964
71,080	Netlogic Microsystems, Inc.*	1,892,150
70,630	ON Semiconductor Corp.*	630,020
218,160	PLX Technology, Inc.*	2,124,878
94,300	PMC-Sierra, Inc.*	661,043
88,490	Silicon Laboratories, Inc.*	2,647,621
58,453	SiRF Technology Holdings, Inc.*	1,622,655
58,505	Techwell, Inc.*	729,557
16,870	Tessera Technologies, Inc.*	670,414
103,790	Texas Instruments, Inc.	3,124,079

		29,722,868

	Energy Equipment and Services 2.8%
1,872,010	Advanced Holdings Ltd. (Singapore)	345,549
151,140	TGS-NOPEC Geophysical Co. ASA* (Norway)	3,500,572

		3,846,121

	Entertainment 0.8%
105,085	Outdoor Channel Holdings, Inc.*	1,073,969

	Food and Drug Retailing 0.7%
47,200	Sugi Pharmacy Co. Ltd. (Japan)	957,245

	Health Care Equipment and Supplies 4.2%
7,853,270	LMA International N.V.* (Singapore)	3,028,652
112,455	RaySearch Laboratories AB* (Sweden)	2,850,142

		5,878,794

	Health Care Providers and Services 1.5%
102,595	OdontoPrev S.A.* (Brazil)	2,044,917

	Internet and Catalog Retail 1.7%
71,515	Submarino S.A. (Brazil)	2,412,806

	Leisure Equipment and Products 0.5%
49,350	Largan Precision Co. Ltd. (Taiwan)	718,103

	Machinery 4.1%
1,873,793	Innovalues Precision Ltd. (Singapore)	1,655,272
2,630,950	MMI Holdings Ltd. (Singapore)	2,896,491
95,400	Pason Systems, Inc. (Canada)	1,184,898

		5,736,661

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	Medical and Dental Instruments and Supplies 3.1%
77,795	Abaxis, Inc.*	$1,895,864
19,790	Cyberonics, Inc.*	371,656
84,130	Dexcom, Inc.*	661,262
56,535	Enpath Medical, Inc.*	565,350
13,030	Techne Corp.*	744,013

		4,238,145

	Medical Services 1.5%
34,780	Covance, Inc.*	2,063,845

	Miscellaneous Materials and Commodities 0.6%
50,085	Symyx Technologies, Inc.*	887,506

	Production Technology Equipment 2.5%
45,080	Eagle Test Systems, Inc.*	750,131
147,430	inTEST Corp.*	663,435
42,850	Intevac, Inc.*	1,129,955
25,000	Nanometrics, Inc.*	167,500
43,955	Rudolph Technologies, Inc.*	766,575

		3,477,596

	Real Estate 1.2%
158,015	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	1,613,182

	Road and Rail 1.2%
54,025	Localiza Rent A Car S.A. (Brazil)	1,655,944

	Semiconductor Equipment and Products 3.0%
11,345	austriamicrosystems AG* (Austria)	666,170
338,056	O2Micro International Ltd. ADR* (Cayman Islands)	2,670,642
58,595	PSi Technologies Holdings, Inc. ADR*	89,064
119,880	Wolfson Microelectronics plc* (United Kingdom)	698,672

		4,124,548

	Software 5.3%
43,920	Belzberg Technologies, Inc.* (Canada)	314,272
61,540	Duzon Digital Ware Co. Ltd. (Korea)	1,416,179
75,015	Infosys Technologies Ltd. (India)	3,507,195
1,460,000	Kingdee International Software Group Co. Ltd. (Hong Kong)	1,098,692
2,287,000	Silverlake Axis Ltd. (Singapore)	1,085,530

		7,421,868

	Utilities — Telecommunications 3.6%
35,000	Allot Communications Ltd.*	320,250
62,290	NII Holdings, Inc.*	4,620,672

		4,940,922

	Wireless Telecommunication Services 2.9%
1,700,130	America Movil S.A. de C.V., Series L (Mexico)	4,078,342

	Total Common Stocks (cost $114,379,252)	131,028,439

Shares		Value

	PREFERRED STOCKS 4.0%

	Communications Technology 0.0%
30,265	Incipient, Inc., Series D Pfd.* *** †	$43,884
6,528	Xtera Communications, Inc., Series A-1 Pfd.* *** †	7,076

		50,960

	Computer Technology 0.3%
78,502	BlueArc Corp., Series DD Pfd.* *** †	366,605

	Diversified Telecommunication Services 1.2%
121,300	Tele Norte Leste Participacoes S.A. Pfd. (Brazil)	1,683,576

	Drugs and Pharmaceuticals 0.1%
283,018	Point Biomedical Corp., Series F Pfd.* *** †	105,000

	Machinery 2.3%
430,405	Weg S.A. Pfd. (Brazil)	3,243,207

	Media 0.0%
1,091	Net Servicos de Comunicacao S.A., Series 4 Pfd.* (Brazil)	14,784

	Utilities — Telecommunications 0.1%
17,684	Neutral Tandem, Inc., Series C Pfd.* *** †	111,107

	Total Preferred Stocks (cost $5,369,722)	5,575,239

	LIMITED PARTNERSHIP INTEREST 0.2%

	Other 0.2%
	Montagu Newhall Global Partners II-B, L.P.* *** †	214,213

	Total Limited Partnership Interest (cost $237,144)	214,213

	WARRANTS 0.3%

	Drugs and Pharmaceuticals 0.0%
3,832	Acusphere, Inc. expiring 8/2/08* *** †	—
768	Acusphere, Inc. expiring 10/20/08* *** †	—
84,905	Point Biomedical Corp. expiring 2/16/12* *** †	—

		—

	Electronic Equipment and Instruments 0.0%
945,845	QRSciences Holdings Ltd. expiring 2/15/08* *** † (Australia)	—

	Transportation Infrastructure 0.3%
1,697,000	Goodpack Ltd. expiring 4/13/07* (Singapore)	453,085

	Total Warrants (cost $819,273)	453,085

Number of Contracts		Value
	PUT OPTIONS PURCHASED 0.0%

150	Apple, Inc. expiring 7/21/07 exercise price $75	$15,000

	Total Put Options Purchased (premium $54,375)	15,000

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.6%

	Repurchase Agreement 0.6%
$822,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $610,000 of United States Treasury Bonds 8.875% due 2/15/19; value: $841,178; repurchase proceeds: $822,295††† (cost $822,000)	$822,000

	Total Short-Term Investments (cost $822,000)	822,000

	Total Investments (cost $121,681,766) 99.4%	138,107,976

	Other Assets less Liabilities 0.6%	882,734

	NET ASSETS 100.0%	$138,990,710

Number of Contracts		Value
	CALL OPTIONS WRITTEN

150	Apple, Inc. expiring 7/21/07 exercise price $115	$20,250

	Total Call Options Written (premium $18,374)	20,250

	*Non-income producing.
	***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for written options or purchase commitments (see Note 10).

ADR American Depositary Receipts.

GDR Global Depositary Receipts.

See notes to financial statements.

At March 31, 2007, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments and written options, were in the following countries:

Country	%
Australia	0.4
Austria	0.5
Belgium	0.5
Brazil	10.8
Canada	1.1
Cayman Islands	1.9
Hong Kong	0.8
India	4.7
Japan	0.7
Korea	1.9
Mexico	3.0
Norway	2.6
Singapore	7.7
Sweden	2.1
Taiwan	1.2
United Kingdom	0.5
United States	59.6

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	MARCH 31, 2007 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.1%

	Airlines 0.6%
44,565	Gol Linhas Aereas Inteligentes S.A. ADR	$1,356,113

	Banks 2.9%
128,760	Commerce Bancorp, Inc.	4,298,009
97,905	TCF Financial Corp.	2,580,776

		6,878,785

	Chemicals 1.2%
59,865	Cabot Corp.	2,857,356

	Commercial Services and Supplies 2.5%
43,050	Corporate Executive Board Co.	3,270,078
76,810	eBay, Inc.*	2,546,251

		5,816,329

	Communications Technology 3.6%
129,130	Cisco Systems, Inc.*	3,296,689
58,815	L-3 Communications Holdings, Inc.	5,144,548

		8,441,237

	Computer Services Software and Systems 2.9%
26,045	Cognizant Technology Solutions Corp., Class A*	2,298,992
29,885	F5 Networks, Inc.*	1,992,732
151,895	QLogic Corp.*	2,582,215

		6,873,939

	Diversified Financial Services 1.9%
64,640	Countrywide Financial Corp.	2,174,489
65,600	Housing Development Finance Corp. Ltd.	2,304,976

		4,479,465

	Drugs and Pharmaceuticals 3.3%
71,595	Endo Pharmaceuticals Holdings, Inc.*	2,104,893
48,455	Forest Laboratories, Inc.*	2,492,525
86,500	Teva Pharmaceutical Industries Ltd. ADR	3,237,695

		7,835,113

	Education Services 2.3%
124,105	Apollo Group, Inc., Class A*	5,448,210

	Electronics 2.8%
103,170	Amphenol Corp., Class A	6,661,687

	Electronics — Semiconductors/ Components 5.5%
138,750	Linear Technology Corp.	4,383,113
160,460	Maxim Integrated Products, Inc.	4,717,524
75,780	Microchip Technology, Inc.	2,692,463
120,725	ON Semiconductor Corp.*	1,076,867

		12,869,967

	Energy — Miscellaneous 1.6%
122,250	Chesapeake Energy Corp.	3,775,080

	Finance Companies 1.5%
46,671	Capital One Financial Corp.	3,521,794

	Finance — Small Loan 1.0%
98,475	AmeriCredit Corp.*	2,251,138

	Financial Data Processing Services and Systems 3.4%
67,440	Alliance Data Systems Corp.*	4,155,653
70,635	Fiserv, Inc.*	3,747,893

		7,903,546

Shares		Value

	Financial Information Services 1.0%
37,930	Moody’s Corp.	$2,353,936

	Health Care Facilities 2.8%
97,615	DaVita, Inc.*	5,204,832
26,055	Quest Diagnostics, Inc.	1,299,363

		6,504,195

	Health Care Management Services 4.4%
44,500	UnitedHealth Group, Inc.	2,357,165
99,000	WellPoint, Inc.*	8,028,900

		10,386,065

	Health Care Services 2.4%
28,630	Express Scripts, Inc.*	2,311,014
91,022	Lincare Holdings, Inc.*	3,335,956

		5,646,970

	Home Building 2.4%
8,377	NVR, Inc.*	5,570,705

	Hotels, Restaurants and Leisure 0.5%
445,230	Shangri-La Asia Ltd.	1,099,734

	Investment Management Companies 2.1%
40,210	SEI Investments Co.	2,421,848
53,225	T. Rowe Price Group, Inc.	2,511,688

		4,933,536

	Leisure Time 0.9%
58,960	Pool Corp.	2,110,768

	Medical and Dental Instruments and Supplies 3.9%
62,875	St. Jude Medical, Inc.*	2,364,729
78,370	Zimmer Holdings, Inc.*	6,693,581

		9,058,310

	Medical Services 2.1%
84,045	Covance, Inc.*	4,987,230

	Office Furniture and Business Equipments 1.0%
103,435	Knoll, Inc.	2,464,856

	Oil and Gas 3.4%
67,635	BJ Services Co.	1,887,016
69,750	Ultra Petroleum Corp.*	3,705,818
86,135	W&T Offshore, Inc.	2,491,886

		8,084,720

	Production Technology Equipment 1.1%
49,050	KLA-Tencor Corp.	2,615,346

	Real Estate 1.0%
67,415	CB Richard Ellis Group, Inc., Class A*	2,304,245

	Real Estate Investment Trusts (REIT) 2.3%
86,255	Annaly Mortgage Management, Inc.	1,335,228
105,070	CapitalSource, Inc.	2,640,409
30,745	iStar Financial, Inc.	1,439,788

		5,415,425

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)

Shares		Value

	Retail 16.4%
53,385	Advance Auto Parts, Inc.	$2,057,992
100,365	Aeropostale, Inc.*	4,037,684
38,482	American Eagle Outfitters, Inc.	1,154,075
78,072	Bed Bath & Beyond, Inc.*	3,136,152
64,662	Best Buy Co., Inc.	3,150,333
60,970	CDW Corp.	3,745,387
86,425	Dollar Tree Stores, Inc.*	3,304,892
358,535	Esprit Holdings Ltd.	4,189,367
59,020	Fastenal Co.	2,068,651
61,000	Home Depot, Inc.	2,241,140
40,290	Kohl’s Corp.*	3,086,617
115,225	Lowe’s Companies, Inc.	3,628,435
83,500	O’Reilly Automotive, Inc.*	2,763,850

		38,564,575

	Securities Brokerage and Services 1.0%
19,165	Intercontinentalexchange, Inc.*	2,342,155

	Semiconductor Equipment and Products 1.6%
349,139	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,753,244

	Software 3.6%
179,450	Infosys Technologies Ltd.	8,389,870

	Textiles, Apparel and Luxury Goods 2.6%
123,975	Coach, Inc.*	6,204,949

	Transportation — Miscellaneous 1.1%
56,210	C.H. Robinson Worldwide, Inc.	2,684,028

	Truckers 0.7%
64,175	J.B. Hunt Transport Services, Inc.	1,683,952

	Utilities — Telecommunications 0.9%
29,280	NII Holdings, Inc.*	2,171,990

	Wireless Telecommunication Services 0.9%
874,220	America Movil S.A. de C.V., Series L	2,097,115

	Total Common Stocks (cost $198,857,759)	228,397,678

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.1%

	Repurchase Agreement 3.1%
$7,362,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $5,450,000 of United States Treasury Bonds 8.875% due 2/15/19; value: $7,515,441; repurchase proceeds: $7,364,638††† (cost $7,362,000)	$7,362,000

	Total Short-Term Investments (cost $7,362,000)	7,362,000

	Total Investments (cost $206,219,759) 100.2%	235,759,678

	Liabilities less Other Assets (0.2)%	(428,987)

	NET ASSETS 100.0%	$235,330,691

Number of Contracts		Value

	PUT OPTIONS WRITTEN

50	F5 Networks, Inc. expiring 4/21/07 exercise price $60	$2,150
50	F5 Networks, Inc. expiring 4/21/07 exercise price $65	8,000

		10,150

	Total Put Options Written (premium $7,750)	10,150

	*Non-income producing. †††All or a portion of this security has been designated as collateral for written options. ADR American Depositary Receipts. See notes to financial statements.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	MARCH 31, 2007 (UNAUDITED)

Shares		Value

	COMMON STOCKS 98.6%

	Aerospace and Defense 2.2%
323,253	Thielert AG* (Germany)	$10,047,452

	Airlines 0.6%
92,430	Gol Linhas Aereas Inteligentes S.A. ADR (Brazil)	2,812,645

	Auto Components 0.4%
73,800	Keihin Corp. (Japan)	1,678,699

	Banks 4.6%
148,440	Canadian Western Bank (Canada)	3,271,487
207,140	HDFC Bank Ltd. (India)	4,544,878
149,320	Proton Bank S.A. (Greece)	2,148,857
136,013	The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	8,105,825
249,555	UTI Bank Ltd. (India)	2,861,896

		20,932,943

	Biotechnology Research and Production 1.5%
1,396,565	Ark Therapeutics Group plc* (United Kingdom)	3,492,203
200,435	QIAGEN N.V.* (Netherlands)	3,443,473

		6,935,676

	Building Products 1.5%
103,759	Demag Cranes AG (Germany)	6,770,705

	Commercial Services and Supplies 3.9%
117,620	Anhanguera Educacional Participacoes S.A.* ** (Brazil)	1,275,122
444,355	Bloomsbury Publishing plc (United Kingdom)	1,732,327
62,740	Campbell Brothers Ltd. (Australia)	1,123,733
471,562	Datamonitor plc (United Kingdom)	5,482,685
649,100	Michael Page International plc (United Kingdom)	6,843,932
1,375	Schulthess Group AG (Switzerland)	1,583,028

		18,040,827

	Computers and Peripherals 0.5%
74,935	Logitech International S.A.* (Switzerland)	2,085,734

	Construction and Engineering 2.0%
734,715	Even Construtora e Incorporadora S.A.* (Brazil)	4,107,546
66,415	Outokumpu Technology* (Finland)	2,476,488
87,870	Stantec, Inc.* (Canada)	2,419,769

		9,003,803

	Diversified Financial Services 13.4%
1,383,845	Acta Holdings ASA (Norway)	7,710,587
643,395	African Bank Investments Ltd. (South Africa)	2,673,826
152,595	Arques Industries AG (Germany)	3,706,239
187,630	AWD Holding AG (Germany)	8,896,021
690	Bank Sarasin & Cie AG, Class B (Switzerland)	2,498,124
192,450	D. Carnegie & Co. AB (Sweden)	4,002,658
167,495	Hellenic Exchanges Holding S.A. (Greece)	3,848,595
154,280	Home Capital Group, Inc. (Canada)	4,700,860
1,857,970	Infrastructure Development Finance Co. Ltd. (India)	3,597,878
762,480	JSE Ltd. (South Africa)	7,419,827
4,758,000	Macquarie International Infrastructure Fund Ltd. (Singapore)	3,481,693
459,671	Numis Corp. plc (United Kingdom)	2,805,714
1,095	Osaka Securities Exchange Co. Ltd. (Japan)	6,322,321

		61,664,343

Shares		Value

	Diversified Telecommunication Services 0.3%
122,400	GVT Holding S.A.* (Brazil)	$1,416,198

	Drugs and Pharmaceuticals 1.1%
355,155	Hikma Pharmaceuticals plc (United Kingdom)	2,706,222
1,202,233	Sigma Pharmaceuticals Ltd. (Australia)	2,445,619

		5,151,841

	Electrical Equipment 2.9%
77,570	Conergy AG (Germany)	5,602,280
29,120	Solarworld AG (Germany)	2,263,961
2,728,387	Unisteel Technology Ltd. (Singapore)	5,288,060

		13,154,301

	Electronic Equipment and Instruments 1.3%
356,654	Rotork plc (United Kingdom)	5,951,431

	Energy Equipment and Services 3.9%
419,315	TGS-NOPEC Geophysical Co. ASA* (Norway)	9,711,806
172,380	Trican Well Service Ltd. (Canada)	3,416,352
294,110	Wavefield Inseis ASA* (Norway)	2,399,928
105,595	WorleyParsons Ltd. (Australia)	2,378,254

		17,906,340

	Food and Drug Retailing 0.7%
168,460	Sugi Pharmacy Co. Ltd. (Japan)	3,416,472

	Food Products 2.4%
137,025	Cosan S.A. Industria e Comercio* (Brazil)	2,484,702
321,200	PPB Oil Palms Berhad (Malaysia)	1,207,693
94,100	Sao Martinho S.A.* (Brazil)	1,219,595
68,700	Unicharm PetCare Corp. (Japan)	2,395,153
1,967,160	Wilmar International Ltd. (Singapore)	3,566,280

		10,873,423

	Health Care Equipment and Supplies 3.9%
233,040	Elekta AB, Class B (Sweden)	4,196,168
5,419,210	LMA International N.V.* (Singapore)	2,089,945
2,016,000	Moulin International Holdings Ltd.* *** (Hong Kong)	2,580
17,710	Nakanishi, Inc. (Japan)	2,070,685
127,230	RaySearch Laboratories AB* (Sweden)	3,224,610
21,378	Straumann Holding AG (Switzerland)	6,144,269

		17,728,257

	Health Care Providers and Services 3.1%
52,653	Eurofins Scientific* (France)	4,730,159
81,020	Icon plc ADR* (Ireland)	3,451,452
63,193	Orpea* (France)	6,169,772

		14,351,383

	Hotels, Restaurants and Leisure 1.3%
1,906,295	FU JI Food & Catering Services Holdings Ltd.	5,989,460

	Household Durables 4.8%
158,970	Fourlis Holdings S.A. (Greece)	3,720,750
86,856	Gafisa S.A. ADR* (Brazil)	2,214,828
123,200	Japan General Estate Co. Ltd. (The) (Japan)	3,174,286
201,090	Joint Corp. (Japan)	7,660,571
1,699,410	Nien Made Enterprise Co. Ltd. (Taiwan)	1,586,938
902,235	Urbi Desarrollos Urbanos S.A. de C.V.* (Mexico)	3,793,683

		22,151,056

	Internet and Catalog Retail 0.5%
33,145	Submarino S.A. GDR*** (Brazil)	2,236,522

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Machinery 9.6%
314,000	Aichi Corp. (Japan)	$2,950,425
232,365	Bharat Forge Ltd. (India)	1,693,700
154,160	Biesse S.p.A. (Italy)	4,558,665
38,818	Burckhardt Compression Holding AG* (Switzerland)	6,386,698
1,378,520	Emeco Holdings Ltd. (Australia)	1,983,069
173,880	Frigoglass S.A. (Greece)	4,116,235
62,865	Haulotte Group (France)	2,017,049
86,310	Konecranes Oyj (Finland)	2,897,424
5,727,050	MMI Holdings Ltd. (Singapore)	6,305,079
32,832	Palfinger AG (Austria)	5,093,691
198,355	Pason Systems, Inc. (Canada)	2,463,631
88,470	Takeuchi Manufacturing Co. Ltd. (Japan)	3,693,773

		44,159,439

	Metals and Mining 2.8%
79,290	Aber Diamond Corp. (Canada)	2,960,609
210,780	Lundin Mining Corp.* (Canada)	2,349,211
380,370	Pacific Metals Co., Ltd. (Japan)	5,320,652
774,016	Perilya Ltd. (Australia)	2,270,832

		12,901,304

	Office Electronics 0.5%
16,320	Neopost S.A. (France)	2,335,507

	Oil and Gas 3.1%
869,080	Det Norske Oljeselskap (DNO) ASA* (Norway)	1,565,897
563,007	JKX Oil and Gas plc (United Kingdom)	3,364,396
88,095	Premier Oil plc* (United Kingdom)	2,190,732
434,400	Seabird Exploration Ltd.* (Norway)	2,613,761
153,165	Soco International plc* (United Kingdom)	4,716,620

		14,451,406

	Real Estate 8.7%
9,600	ARDEPRO Co. Ltd. (Japan)	3,453,061
1,067,840	Babcock & Brown Japan Property Trust (Australia)	1,661,628
66,023	Babis Vovos Int’l. Construction S.A. (Greece)	2,472,467
2,985,695	Charter Hall Group (Australia)	6,726,925
580	Creed Corp. (Japan)	1,884,014
267,379	DTZ Holdings plc (United Kingdom)	3,485,137
160,255	Great Portland Estates plc (United Kingdom)	2,448,544
817,350	Invista Real Estate Investment Management plc* (United Kingdom)	2,204,770
365	Japan Hotel and Resort, Inc. (Japan)	2,172,619
1,609,175	Mapletree Logistics Trust (Singapore)	1,368,473
353,365	Norwegian Property ASA* (Norway)	4,194,105
400,070	Savills plc (United Kingdom)	5,214,691
1,870,000	Suntec Real Estate Investment Trust (Singapore)	2,440,899

		39,727,333

	Retail 8.6%
16,820	Bijou Brigitte AG (Germany)	3,914,510
3,986,335	China Hongxing Sports Ltd. (China)	9,250,379
371,830	Hemtex AB (Sweden)	7,307,540
265,160	Monsoon plc* (United Kingdom)	2,047,885
4,966,110	Peace Mark Holdings Ltd. (Hong Kong)	5,523,090
42,840	Point, Inc. (Japan)	2,728,500
957,599	Pumpkin Patch Ltd. (New Zealand)	2,963,436
1,164,790	Truworths International Ltd. (South Africa)	5,671,382

		39,406,722

	Road and Rail 0.8%
120,975	Localiza Rent A Car S.A. (Brazil)	3,708,057

Shares		Value

	Semiconductor Equipment and Products 1.9%
29,815	austriamicrosystems AG* (Austria)	$1,750,714
86,590	CSR plc* (United Kingdom)	1,109,899
34,225	Disco Corp. (Japan)	2,095,408
122,190	Melexis N.V. (Belgium)	2,304,263
185,740	O2Micro International Ltd. ADR* (Cayman Islands)	1,467,346

		8,727,630

	Software 0.6%
80,885	Nemetschek AG (Germany)	2,923,012

	Textiles, Apparel and Luxury Goods 5.2%
10,960,545	EganaGoldpfeil (Holdings) Ltd. (Hong Kong)	7,687,033
1,145,725	Li Ning Co. Ltd. (Hong Kong)	2,269,851
87,390	Mariella Burani Fashion Group S.p.A. (Italy)	2,642,650
1,415,030	Ports Design Ltd. (Hong Kong)	3,775,876
7,625	Puma AG Rudolf Dassler Sport (Germany)	2,791,308
405,515	Ted Baker plc (United Kingdom)	4,678,851

		23,845,569

	Total Common Stocks (cost $321,859,951)	452,485,490

	PREFERRED STOCKS 1.2%

	Road and Rail 1.2%
462,585	All America Latina Logistica S.A. Pfd.** (Brazil)	5,617,586

	Total Preferred Stocks (cost $2,379,556)	5,617,586

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$9,096,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $6,730,000 of United States Treasury Bonds 8.875% due 2/15/19; value: $9,280,535; repurchase proceeds: $9,099,259 (cost $9,096,000)	$9,096,000

	Total Short-Term Investments (cost $9,096,000)	9,096,000

	Total Investments (cost $333,335,507) 101.8%	467,199,076

	Liabilities less Other Assets (1.8)%	(8,189,666)

	NET ASSETS 100.0%	$459,009,410

*Non-income producing.

**Each unit represents a combination of common and preferred stocks.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

ADR American Depositary Receipts.

GDR Global Depositary Receipts.

See notes to financial statements.

MARCH 31, 2007 (UNAUDITED)

At March 31, 2007, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.1
Austria	1.5
Belgium	0.5
Bermuda	1.8
Brazil	5.9
Canada	4.7
Cayman Islands	0.3
China	2.0
Finland	1.2
France	3.3
Germany	10.2
Greece	3.6
Hong Kong	5.5
India	2.8
Ireland	0.7
Italy	1.6
Japan	11.1
Malaysia	0.3
Mexico	0.8
Netherlands	0.8
New Zealand	0.6
Norway	6.2
Singapore	5.4
South Africa	3.4
Sweden	4.1
Switzerland	4.1
Taiwan	0.3
United Kingdom	13.2

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Aerospace and Defense 1.0%
16,035	Thielert AG* (Germany)	$498,405

	Auto Components 1.0%
58,750	ARB Corp. Ltd. (Australia)	203,788
93,050	Super Cheap Auto Group Ltd. (Australia)	305,420

		509,208

	Biotechnology Research and Production 1.1%
41,525	Abcam plc (United Kingdom)	237,106
123,110	Ark Therapeutics Group plc* (United Kingdom)	307,845

		544,951

	Building Products 1.9%
11,840	Demag Cranes AG (Germany)	772,609
26,145	Fleetwood Corp. Ltd. (Australia)	190,279

		962,888

	Chemicals 1.0%
2,094,000	Century Sunshine Ecological Technology Holdings Ltd. (Hong Kong)	501,146

	Commercial Services and Supplies 7.2%
55,175	Allen-Vanguard Corp.* (Canada)	231,142
12,520	Anhanguera Educacional Participacoes S.A.* ** (Brazil)	135,730
21,875	Carter & Carter Group plc (United Kingdom)	522,018
538,031	EasyCall International Ltd.* (Bermuda)	270,349
171,500	Environmental Management Solutions, Inc.* (Canada)	86,274
49,840	Intermap Technologies Corp.* (Canada)	258,937
5,950	MegaStudy Co. Ltd. (Korea)	1,043,527
390,150	Oriental Century Ltd.* (Singapore)	255,916
280,765	Raffles Education Corp. Ltd. (Singapore)	423,859
45,115	Semcon AB* (Sweden)	381,143

		3,608,895

	Construction and Engineering 1.3%
78,235	Even Construtora e Incorporadora S.A.* (Brazil)	437,386
86,050	Lycopodium Ltd. (Australia)	224,560

		661,946

	Construction Materials 0.9%
465	Getaz Romang Holding S.A. (Switzerland)	428,358

	Distributors 0.4%
42,555	Commercial Solutions, Inc.* (Canada)	221,089

	Diversified Financial Services 16.9%
324,200	Acta Holdings ASA (Norway)	1,806,396
8,675	Addenda Capital, Inc. (Canada)	182,461
32,150	Arques Industries AG (Germany)	780,862
46,175	Credit Corp. Group Ltd. (Australia)	382,833
15,520	Hagstromer & Qviberg AB (Sweden)	735,587
15,985	Home Capital Group, Inc. (Canada)	487,058
46,380	International Maritime Exchange ASA* (Norway)	712,956
105,834	JSE Ltd. (South Africa)	1,029,889
460,000	Macquarie International Infrastructure Fund Ltd. (Singapore)	336,608
41,430	Numis Corp. plc (United Kingdom)	252,878
105	Osaka Securities Exchange Co. Ltd. (Japan)	606,250
6,525	Oslo Bors Holdings ASA (Norway)	656,136
86,715	Quest Capital Corp. (Canada)	235,412
29,575	Treasury Group Ltd. (Australia)	324,541

		8,529,867

Shares		Value

	Diversified Telecommunication Services 0.3%
12,900	GVT Holding S.A.* (Brazil)	$149,256

	Electrical Equipment 2.2%
239,250	Unisteel Technology Ltd. (Singapore)	463,706
1,117,000	Wasion Meters Group Ltd. (Hong Kong)	471,751
162,000	XAC Automation Corp. (Taiwan)	193,382

		1,128,839

	Electronic Equipment and Instruments 1.3%
208,117	Chroma ATE, Inc. (Taiwan)	310,069
618,710	QRSciences Holdings Ltd.* (Australia)	190,545
207,670	Virtek Vision International, Inc.* (Canada)	162,108

		662,722

	Energy Equipment and Services 1.6%
14,050	Bonnett’s Energy Services Trust (Canada)	125,761
65,655	Bri-Chem Corp.* (Canada)	136,669
56,900	Canadian Sub-Surface Energy Services Corp., Class A* (Canada)	168,289
26,195	Deepwell Energy Services Trust (Canada)	127,459
31,450	Wavefield Inseis ASA* (Norway)	256,631

		814,809

	Food and Drug Retailing 0.6%
4,500	Nihon Chouzai Co. Ltd. (Japan)	101,403
7,090	Welcia Kanto Co. Ltd. (Japan)	203,777

		305,180

	Food Products 0.3%
9,900	Sao Martinho S.A.* (Brazil)	128,310

	Health Care Equipment and Supplies 3.7%
1,279,445	LMA International N.V.* (Singapore)	493,424
2,900	MANI, Inc. (Japan)	188,155
1,600	Nakanishi, Inc. (Japan)	187,075
40,020	RaySearch Laboratories AB* (Sweden)	1,014,296

		1,882,950

	Health Care Providers and Services 0.5%
27,815	Curanum AG (Germany)	267,848

	Hotels, Restaurants and Leisure 2.9%
746,000	Ajisen China Holdings Ltd.* (Hong Kong)	677,865
42,000	Club Cruise Entertainment & Travelling Services Europe N.V.* (Norway)	328,872
141,000	FU JI Food & Catering Services Holdings Ltd. (Cayman Islands)	443,013

		1,449,750

	Household Durables 5.4%
10,170	Beter Bed Holding N.V. (Netherlands)	344,127
38,435	Celrun Co. Ltd.* (Korea)	280,255
18,375	easyhome Ltd. (Canada)	294,841
13,640	Fourlis Holdings S.A. (Greece)	319,249
40,800	Homebuy Group plc, Class A* *** (United Kingdom)	803
14,300	Japan General Estate Co. Ltd. (The) (Japan)	368,444
12,800	Joint Corp. (Japan)	487,619
142,080	Nien Made Enterprise Co. Ltd. (Taiwan)	132,677
7,600	Nihon Eslead Corp. (Japan)	197,755
180,360	SARE Holding S.A. de C.V., Class B* (Mexico)	298,124

		2,723,894

	Industrial Conglomerates 1.1%
204,000	Mexichem S.A. de C.V. (Mexico)	531,837

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	Internet and Catalog Retail 0.6%
9,100	Submarino S.A. (Brazil)	$307,020

	Investment Management Companies 1.2%
62,380	Star Asia Finance Ltd.* *** † (Guernsey)	623,800

	Leisure Equipment and Products 0.6%
19,175	KABE Husvagnar AB, Class B (Sweden)	293,788

	Machinery 8.9%
178,420	Awea Mechantronic Co. Ltd. (Taiwan)	464,248
2,565	Burckhardt Compression Holding AG* (Switzerland)	422,018
517,443	Innovalues Precision Ltd. (Singapore)	457,099
10,685	Groupe Laperriere & Verreault, Inc.* (Canada)	273,392
42,540	Martinrea International, Inc.* (Canada)	547,915
984,940	MMI Holdings Ltd. (Singapore)	1,084,350
5,355	Muehlbauer Holding AG & Co. (Germany)	220,591
41,875	Pason Systems, Inc. (Canada)	520,101
12,200	Takeuchi Manufacturing Co. Ltd. (Japan)	509,371

		4,499,085

	Marine 2.1%
303,800	Ezra Holdings Ltd. (Singapore)	1,081,495

	Metals and Mining 1.8%
144,965	Bayou Bend Petroleum Ltd. PIPE* *** † (Canada)	223,539
721,560	CBH Resources Ltd.* (Australia)	295,318
107,708	Consolidated Minerals Ltd. (Australia)	218,230
54,530	Perilya Ltd. (Australia)	159,982

		897,069

	Oil and Gas 5.2%
34,170	Bow Valley Energy Ltd.* (Canada)	177,822
42,150	Fairquest Energy Ltd.* (Canada)	116,987
16,655	Highpine Oil & Gas Ltd.* (Canada)	197,904
106,150	Ithaca Energy, Inc.* (Canada)	220,964
44,125	JKX Oil and Gas plc (United Kingdom)	263,680
17,225	Melrose Resources plc (United Kingdom)	137,356
38,305	Petrowest Energy Services Trust (Canada)	235,554
18,060	ProEx Energy Ltd.* (Canada)	237,312
68,750	Saxon Energy Services, Inc.* (Canada)	237,922
70,530	Seabird Exploration Ltd.* (Norway)	424,375
40,750	Sondex plc (United Kingdom)	288,043
18,315	Sound Energy Trust (Canada)	61,635

		2,599,554

	Real Estate 5.9%
1,175	ARDEPRO Co. Ltd. (Japan)	422,640
234,540	Babcock & Brown Japan Property Trust (Australia)	364,959
45	Century 21 Real Estate of Japan Ltd. (Japan)	256,378
149,360	Charter Hall Group (Australia)	336,516
55	Creed Corp. (Japan)	178,656
37,200	Erinaceous Group plc (United Kingdom)	154,547
41,360	LPS Brasil Consultoria de Imoveis S.A. (Brazil)	422,246
50,915	Norwegian Property ASA* (Norway)	604,312
16,500	Takara Leben Co. Ltd. (Japan)	234,031

		2,974,285

Shares		Value

	Retail 7.7%
773,325	China Hongxing Sports Ltd. (China)	$1,794,518
41,205	Hemtex AB (Sweden)	809,798
500,000	Hongguo Int’l. Holdings Ltd.* (Singapore)	421,913
23,900	New Wave Group AB, Class B (Sweden)	261,803
567,000	Pertama Holdings Ltd. (Singapore)	155,122
67,241	Pumpkin Patch Ltd. (New Zealand)	208,088
43,435	Swedol AB, Class B* (Sweden)	240,072

		3,891,314

	Road and Rail 0.6%
23,860	TransForce Income Fund (Canada)	289,727

	Semiconductor Equipment and Products 0.6%
5,125	austriamicrosystems AG* (Austria)	300,936

	Software 2.9%
12,815	Belzberg Technologies, Inc.* (Canada)	91,698
18,050	Duzon Digital Ware Co. Ltd. (Korea)	415,373
9,200	Isra Vision Systems AG (Germany)	259,256
6,565	Nemetschek AG (Germany)	237,245
75,760	Profdoc* ASA (Norway)	449,599

		1,453,171

	Textiles, Apparel and Luxury Goods 5.6%
1,885,000	EganaGoldpfeil (Holdings) Ltd. (Hong Kong)	1,322,020
473,005	Moiselle Int’l. Holdings Ltd. (Hong Kong)	137,416
171,045	Mulberry Group plc (United Kingdom)	626,409
273,935	Ports Design Ltd. (Hong Kong)	730,970

		2,816,815

	Transportation — Miscellaneous 0.5%
25,810	Euroseas Ltd.	257,842

	Transportation Infrastructure 1.1%
391,435	Goodpack Ltd. (Singapore)	389,654
10,000	Trancom Co. Ltd. (Japan)	169,218

		558,872

	Total Common Stocks (cost $33,119,155)	49,356,921

	WARRANTS 0.3%

	Electronic Equipment and Instruments 0.0%
309,355	QRSciences Holdings Ltd. expiring 2/15/08* *** † (Australia)	—

	Transportation Infrastructure 0.3%
528,875	Goodpack Ltd. expiring 4/13/07* (Singapore)	141,205

	Total Warrants (cost $229,771)	141,205

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$918,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $680,000 of United States Treasury Bonds 8.875% due 2/15/19; value: $937,706; repurchase proceeds: $918,329 (cost $918,000)	$918,000

	Total Short-Term Investments (cost $918,000)	918,000

	Total Investments (cost $34,266,926) 100.0%	50,416,126

	Liabilities less Other Assets (0.0)%	(7,822)

	NET ASSETS 100.0%	$50,408,304

*Non-income producing.

**Each unit consists of one share of common stock and six shares of preferred stock.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At March 31, 2007, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.5
Austria	0.6
Bermuda	0.6
Brazil	3.2
Canada	12.4
Cayman Islands	0.9
China	3.6
Germany	6.1
Greece	0.7
Guernsey	1.3
Hong Kong	7.8
Japan	8.3
Korea	3.5
Mexico	1.7
Netherlands	0.7
New Zealand	0.4
Norway	10.6
Singapore	11.5
South Africa	2.1
Sweden	7.5
Switzerland	1.7
Taiwan	2.2
United Kingdom	5.6
United States	0.5

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	MARCH 31, 2007 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.4%
	Auto Parts — After Market 1.5%
193,545	Keystone Automotive Industries, Inc.*	$6,522,466
526,445	US Auto Parts Network, Inc.*	2,827,010

		9,349,476

	Banks 2.9%
103,755	Bank of the Ozarks, Inc.	2,979,844
133,114	Commonwealth Bankshares, Inc.	2,981,760
205,868	Epic Bancorp††	3,133,311
283,940	First Bank of Delaware*	1,053,417
297,080	Omni Financial Services, Inc.	2,896,530
212,800	United Western Bancorp, Inc.	5,081,664

		18,126,526

	Chemicals 0.6%
114,675	Cabot Microelectronics Corp.*	3,842,759

	Commercial Information Services 1.0%
182,447	LECG Corp.*	2,641,832
67,915	Morningstar, Inc.*	3,507,131

		6,148,963

	Commercial Services and Supplies 7.5%
133,280	AMN Healthcare Services, Inc.*	3,014,794
58,420	CRA International, Inc.*	3,048,356
479,022	Datamonitor plc (United Kingdom)	5,569,420
589,218	Hartford Education Corp. Ltd. (Singapore)	233,061
242,070	Liquidity Services, Inc.*	4,100,666
4,143,815	Oriental Century Ltd.* (Singapore)	2,718,107
493,710	Providence Service Corp. (The)*	11,710,801
2,222,445	Raffles Education Corp. Ltd. (Singapore)	3,355,131
88,710	Resources Connection, Inc.*	2,837,833
1,452,025	SM&A* ††	10,309,377

		46,897,546

	Computer Services Software and Systems 5.3%
112,865	DealerTrack Holdings, Inc.*	3,467,213
255,745	Interactive Intelligence, Inc.*	3,897,554
734,340	Kana Software, Inc.*	2,717,058
250,315	NCI, Inc., Class A*	3,692,146
430,895	NetScout Systems, Inc.*	3,899,600
398,835	Opnet Technologies, Inc.*	5,388,261
236,437	Retalix Ltd.* (Israel)	4,556,141
121,053	Sourcefire, Inc.*	2,134,164
266,225	Unica Corp.*	3,341,124

		33,093,261

	Computer Technology 0.2%
391,877	Qualstar Corp.*	1,210,900

	Consumer Electronics 0.6%
163,230	DTS, Inc.*	3,955,063

	Distributors 0.5%
617,550	Commercial Solutions, Inc.* (Canada)	3,208,400

	Diversified Financial Services 4.1%
1,763,320	Acta Holdings ASA (Norway)	9,824,967
149,630	Addenda Capital, Inc. (Canada)	3,147,168
203,760	Arques Industries AG (Germany)	4,948,939
123,300	Home Capital Group, Inc. (Canada)	3,756,910
375,525	Treasury Group Ltd. (Australia)	4,120,822

		25,798,806

	Diversified Telecommunication Services 0.2%
420,010	Astra Microwave Products Ltd. (India)	1,300,356

Shares		Value

	Drugs and Pharmaceuticals 0.9%
115,660	Animal Health International, Inc.*	$1,398,330
238,925	La Jolla Pharmaceutical Co.*	1,445,496
225,695	Salix Pharmaceuticals Ltd.*	2,843,757

		5,687,583

	Education Services 0.8%
229,081	Universal Technical Institute, Inc.*	5,287,189

	Electrical and Electronics 2.4%
518,087	Power Integrations, Inc.*	11,734,671
346,875	TTM Technologies, Inc.*	3,309,187

		15,043,858

	Electrical Equipment 0.6%
1,807,805	Unisteel Technology Ltd. (Singapore)	3,503,821

	Electronics 1.2%
514,373	Nu Horizons Electronics Corp.*	5,416,348
64,105	Supertex, Inc.*	2,128,927

		7,545,275

	Electronics — Medical Systems 0.7%
215,055	Cardica, Inc.*	1,169,899
118,425	NXStage Medical, Inc.*	1,577,421
787,000	Ophthalmic Imaging Systems, Inc.*	1,967,500

		4,714,820

	Electronics — Semiconductors/Components 8.6%
401,170	ASE Test Ltd.* (Taiwan)	4,565,314
137,926	Cascade Microtech, Inc.*	1,965,445
242,500	Excel Technology, Inc.*	6,627,525
934,635	Micrel, Inc.*	10,299,678
206,675	MIPS Technologies, Inc.*	1,845,608
824,871	Pericom Semiconductor Corp.*	8,067,238
831,385	PLX Technology, Inc.*	8,097,690
63,940	Silicon Laboratories, Inc.*	1,913,085
113,900	SiRF Technology Holdings, Inc.*	3,161,864
224,025	Techwell, Inc.*	2,793,592
127,035	Tessera Technologies, Inc.*	5,048,371

		54,385,410

	Energy Equipment and Services 0.8%
10,888,400	Advanced Holdings Ltd. (Singapore)	2,009,857
969,640	Bri-Chem Corp.* †† (Canada)	2,018,419
99,600	Wavefield Inseis ASA* (Norway)	812,733

		4,841,009

	Engineering and Contracting Services 1.5%
338,243	Stantec, Inc.* (Canada)	9,237,416

	Entertainment 0.4%
270,681	Outdoor Channel Holdings, Inc.*	2,766,360

	Finance Companies 1.5%
34,925	FCStone Group, Inc.*	1,303,401
154,000	Goldwater Bank, N.A.* *** †	1,540,000
205,145	Nicholas Financial, Inc.*	2,283,264
323,530	United PanAm Financial Corp.*	4,044,125

		9,170,790

	Financial — Miscellaneous 1.2%
154,200	First Cash Financial Services, Inc.*	3,435,576
241,605	MarketAxess Holdings, Inc.*	4,044,468

		7,480,044

	Health Care Equipment and Supplies 1.3%
21,990,630	LMA International N.V.* (Singapore)	8,480,795

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)

Shares		Value

	Health Care Facilities 2.4%
192,840	Healthways, Inc.*	$9,015,270
194,325	LHC Group, Inc.*	6,301,960

		15,317,230

	Health Care Management Services 2.5%
522,338	AmSurg Corp.*	12,792,058
113,680	Computer Programs & Systems, Inc.	3,048,897

		15,840,955

	Health Care Providers and Services 1.0%
143,797	Icon plc ADR* (Ireland)	6,125,752

	Home Building 0.3%
60,950	Meritage Homes Corp.*	1,957,714

	Household Durables 0.3%
117,188	easyhome Ltd. (Canada)	1,880,367

	Insurance 0.4%
196,690	North Pointe Holdings Corp.*	2,377,982

	Investment Management Companies 0.5%
31,002	Diamond Hill Investment Group, Inc.*	3,023,005

	Machinery 3.2%
158,150	Gulf Island Fabrication, Inc.	4,228,931
364,410	Martinrea International, Inc.* (Canada)	4,693,602
7,560,990	MMI Holdings Ltd. (Singapore)	8,324,117
252,800	Pason Systems, Inc. (Canada)	3,139,855

		20,386,505

	Manufacturing 0.1%
64,200	Swank, Inc.*	770,400

	Medical and Dental Instruments and Supplies 7.3%
413,040	Abaxis, Inc.*	10,065,785
334,520	Cryocor, Inc.*	1,789,682
125,055	Cyberonics, Inc.*	2,348,533
82,715	Dexcom, Inc.*	650,140
546,750	Endologix, Inc.*	2,148,727
399,437	Enpath Medical, Inc.* ††	3,994,370
252,965	IntraLase Corp.*	6,319,066
100,465	Northstar Neuroscience, Inc.*	1,285,952
128,435	NuVasive, Inc.*	3,050,331
226,815	Thoratec Corp.*	4,740,434
979,852	VNUS Medical Technologies, Inc.* ††	9,818,117

		46,211,137

	Medical Services 0.6%
267,697	U.S. Physical Therapy, Inc.*	3,726,342

	Metals and Mining 0.5%
2,007,345	Bayou Bend Petroleum Ltd. PIPE* *** † (Canada)	3,095,364

	Miscellaneous Materials and Commodities 0.4%
404,970	Luna Innovations, Inc.*	1,372,848
77,600	Symyx Technologies, Inc.*	1,375,072

		2,747,920

	Multi-Sector Companies 0.5%
102,040	Raven Industries, Inc.	2,862,222

	Oil and Gas 1.2%
1,705,710	Ithaca Energy, Inc.* (Canada)	3,550,634
206,060	Toreador Resources Corp.*	3,739,989

		7,290,623

Shares		Value

	Production Technology Equipment 2.5%
104,230	Eagle Test Systems, Inc.*	$1,734,387
584,675	inTEST Corp.* ††	2,631,037
172,395	Intevac, Inc.*	4,546,056
315,400	Nanometrics, Inc.*	2,113,180
272,290	Rudolph Technologies, Inc.*	4,748,738

		15,773,398

	Real Estate 1.4%
457,654	DTZ Holdings plc (United Kingdom)	5,965,267
280,560	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	2,864,249

		8,829,516

	Real Estate Investment Trusts (REIT) 0.7%
279,450	NorthStar Realty Finance Corp.	4,250,434

	Retail 12.5%
331,715	America’s Car-Mart, Inc.*	4,431,712
570,515	Big 5 Sporting Goods Corp.	14,787,749
23,990	Bijou Brigitte AG (Germany)	5,583,181
6,024,620	China Hongxing Sports Ltd. (China)	13,980,264
202,600	Global Imaging Systems, Inc.*	3,950,700
251,305	Guitar Center, Inc.*	11,338,882
173,932	Hibbett Sports, Inc.*	4,972,716
5,930,006	Hongguo Int’l. Holdings Ltd.* (Singapore)	5,003,894
108,580	Lithia Motors, Inc., Class A	2,976,178
324,520	Rush Enterprises, Inc., Class B*	5,877,057
103,585	Susser Holdings Corp.*	1,797,200
283,015	Tuesday Morning Corp.	4,199,943

		78,899,476

	Semiconductor Equipment and Products 2.1%
1,568,515	O2Micro International Ltd. ADR* (Cayman Islands)	12,391,269
506,725	PSi Technologies Holdings, Inc. ADR* (Philippines)	770,222

		13,161,491

	Shoes 1.5%
161,925	Cache, Inc.*	2,874,169
206,275	Kenneth Cole Productions, Inc., Class A	5,295,079
254,075	Shoe Pavilion, Inc.*	1,575,265

		9,744,513

	Software 0.5%
565,600	Profdoc ASA* (Norway)	3,356,566

	Steel 0.6%
175,535	Claymont Steel Holdings, Inc.*	3,498,413

	Textiles, Apparel and Luxury Goods 1.1%
9,443,536	EganaGoldpfeil (Holdings) Ltd. (Hong Kong)	6,623,099

	Transportation Infrastructure 1.0%
6,051,760	Goodpack Ltd. (Singapore)	6,024,232

	Transportation — Miscellaneous 0.3%
2,206,015	AutoInfo, Inc.* ††	2,139,835

	Truckers 2.3%
135,870	Knight Transportation, Inc.	2,421,204
194,135	Universal Truckload Services, Inc.*	4,700,008
161,215	USA Truck, Inc.*	2,505,281
249,025	Vitran Corp., Inc.* (Canada)	4,893,341

		14,519,834

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	Wholesalers 1.4%
555,890	Beacon Roofing Supply, Inc.*	$8,994,300

	Total Common Stocks (cost $466,054,620)	600,505,051

	PREFERRED STOCKS 0.1%

	Drugs and Pharmaceuticals 0.1%
1,886,792	Point Biomedical Corp., Series F Pfd.* *** †	700,000

	Total Preferred Stocks (cost $1,000,000)	700,000

	WARRANTS 0.0%

	Drugs and Pharmaceuticals 0.0%
566,037	Point Biomedical Corp. expiring 2/16/12* *** †	—

	Health Care Services 0.0%
25,946	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.3%
	Repurchase Agreement 4.3%
$27,357,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $20,510,000 of United States Treasury Bonds 8.125% due 5/15/21; value: $27,909,372; repurchase proceeds: $27,366,803 (cost $27,357,000)	$27,357,000

	Total Short-Term Investments (cost $27,357,000)	27,357,000

	Total Investments (cost $494,411,620) 99.8%	628,562,051

	Other Assets less Liabilities 0.2%	1,112,744

	NET ASSETS 100.0%	$629,674,795

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under

Rule 144A of the Securities Act of 1933 (see Note 9).

††Affiliated company (see Note 8).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At March 31, 2007, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.7
Brazil	0.5
Canada	7.1
Cayman Islands	2.1
China	2.3
Germany	1.7
Hong Kong	1.1
India	0.2
Ireland	1.0
Israel	0.8
Norway	2.3
Philippines	0.1
Singapore	6.6
Taiwan	0.8
United Kingdom	1.9
United States	70.8

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 91.4%

	Auto Parts — After Market 1.0%
20,000	Keystone Automotive Industries, Inc.*	$674,000
91,180	US Auto Parts Network, Inc.*	489,637

		1,163,637

	Banks 5.8%
164,622	City Union Bank Ltd. (India)	615,423
49,500	Commonwealth Bankshares, Inc.	1,108,800
40,000	Cornerstone Bancshares, Inc.	590,000
218,162	First Bank of Delaware*	809,381
55,556	Idaho Trust Bancorp* *** †	500,004
70,000	Omni Financial Services, Inc.	682,500
25,065	Royal Bancshares of Pennsylvania, Inc., Class A	595,294
30,090	Security Business Bank of San Diego*	589,764
45,000	United Western Bancorp, Inc.	1,074,600

		6,565,766

	Biotechnology Research and Production 0.3%
48,035	Abcam plc (United Kingdom)	274,278

	Commercial Services and Supplies 3.2%
85,305	Allen-Vanguard Corp.* (Canada)	357,364
8,000	MegaStudy Co. Ltd. (Korea)	1,403,061
669,440	Oriental Century Ltd.* (Singapore)	439,115
35,000	Providence Service Corp. (The)*	830,200
100,210	Spark Networks plc ADR*	637,336

		3,667,076

	Computer Services Software and Systems 6.4%
79,785	Interactive Intelligence, Inc.*	1,215,923
71,691	Jacada Ltd.*	229,411
276,795	Kana Software, Inc.*	1,024,142
58,000	NCI, Inc., Class A*	855,500
64,240	NetScout Systems, Inc.*	581,372
57,325	Opnet Technologies, Inc.*	774,461
98,775	Saba Software, Inc.*	646,482
140,000	Tier Technologies, Inc., Class B*	1,232,000
604,220	Tucows, Inc.*	525,672
244,950	Unify Corp.*	127,374

		7,212,337

	Computer Technology 0.5%
65,075	NetList, Inc.*	452,922
26,859	Qualstar Corp.*	82,994

		535,916

	Consumer Products 0.1%
56,250	Natural Health Trends Corp.*	104,062

	Distributors 0.6%
138,500	Commercial Solutions, Inc.* (Canada)	719,559

	Diversified Financial Services 4.8%
250,000	Acta Holdings ASA (Norway)	1,392,964
40,405	Addenda Capital, Inc. (Canada)	849,839
39,435	Arques Industries AG (Germany)	957,800
32,033	Euronet Worldwide, Inc.*	860,407
15,000	Home Capital Group, Inc. (Canada)	457,045
83,000	Treasury Group Ltd. (Australia)	910,800

		5,428,855

	Diversified Telecommunication Services 0.5%
50,400	GVT Holding S.A.* (Brazil)	583,140

Shares		Value

	Drugs and Pharmaceuticals 0.8%
25,000	Aspreva Pharmaceuticals Corp.* (Canada)	$539,000
25,000	La Jolla Pharmaceutical Co.*	151,250
16,000	Novacea, Inc. *	123,680
10,000	Targacept, Inc.*	83,200

		897,130

	Electrical Equipment 1.4%
400,000	Unisteel Technology Ltd. (Singapore)	775,265
650,000	XAC Automation Corp. (Taiwan)	775,914

		1,551,179

	Electronic Equipment and Instruments 0.8%
1,489,600	QRSciences Holdings Ltd.* (Australia)	458,754
506,650	Virtek Vision International, Inc.* (Canada)	395,494

		854,248

	Electronics 0.6%
67,490	Nu Horizons Electronics Corp.*	710,670

	Electronics — Medical Systems 1.7%
220,000	Allied Healthcare International, Inc.*	671,000
54,050	Cardica, Inc.*	294,032
78,715	IRIDEX Corp.*	692,692
127,500	Ophthalmic Imaging Systems, Inc.*	318,750

		1,976,474

	Electronics — Semiconductors/ Components 4.0%
99,710	Aviza Technology, Inc.*	718,909
45,000	Cascade Microtech, Inc.*	641,250
56,840	Pericom Semiconductor Corp.*	555,895
160,210	PLX Technology, Inc.*	1,560,446
40,000	SiRF Technology Holdings, Inc.*	1,110,400

		4,586,900

	Energy Equipment and Services 1.0%
25,200	Bonnett’s Energy Services Trust (Canada)	225,564
164,705	Bri-Chem Corp.* (Canada)	342,853
68,365	Deepwell Energy Services Trust (Canada)	332,649
26,030	Wavefield Inseis ASA* (Norway)	212,404

		1,113,470

	Energy — Miscellaneous 0.8%
32,170	Valero GP Holdings, LLC	892,717

	Engineering and Contracting Services 0.9%
40,000	Michael Baker Corp.*	972,000

	Entertainment 0.3%
35,894	Outdoor Channel Holdings, Inc.*	366,837

	Finance Companies 1.9%
37,890	Dollar Financial Corp.*	958,617
6,065	FCStone Group, Inc.*	226,346
41,900	Goldwater Bank, N.A.* *** †	419,000
46,400	Nicholas Financial, Inc.*	516,432

		2,120,395

	Financial Data Processing Services and Systems 0.5%
46,300	CyberSource Corp.*	579,213

	Financial — Miscellaneous 1.1%
35,000	First Cash Financial Services, Inc.*	779,800
29,845	MarketAxess Holdings, Inc.*	499,605

		1,279,405

	Foods 1.0%
150,145	G. Willi-Food International Ltd.* (Israel)	1,094,557

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	Health Care Equipment and Supplies 0.4%
1,149,000	LMA International N.V.* (Singapore)	$443,118

	Health Care Facilities 1.4%
49,114	LHC Group, Inc.*	1,592,767

	Health Care Management Services 1.6%
38,000	Birner Dental Management Services, Inc.	925,680
34,000	Computer Programs & Systems, Inc.	911,880

		1,837,560

	Health Care Services 1.2%
80,000	Five Star Quality Care, Inc.*	822,400
20,000	Healthcare Services Group	573,000

		1,395,400

	Hotels, Restaurants and Leisure 2.0%
1,604,000	Ajisen China Holdings Ltd.* (Hong Kong)	1,457,501
108,000	Club Cruise Entertainment & Travelling Services Europe N.V.* (Norway)	845,669

		2,303,170

	Household Durables 1.5%
55,770	easyhome Ltd. (Canada)	894,874
21,000	Joint Corp. (Japan)	800,000

		1,694,874

	Household Products 0.6%
206,180	Fantastic Holdings Ltd. (Australia)	685,104

	Insurance 1.3%
105,200	CRM Holdings Ltd.* (Bermuda)	915,240
117,585	KMG America Corp.*	544,419

		1,459,659

	Investment Management Companies 0.8%
45,000	Thomas Weisel Partners Group, Inc.*	855,900

	Machinery 3.9%
1,000,000	Innovalues Precision Ltd. (Singapore)	883,380
32,160	Kadant, Inc.*	815,578
110,870	Martinrea International, Inc.* (Canada)	1,428,006
900,000	MMI Holdings Ltd. (Singapore)	990,836
25,000	Pason Systems, Inc. (Canada)	310,508

		4,428,308

	Medical and Dental Instruments and Supplies 7.7%
47,070	AtriCure, Inc.*	480,585
100,000	Cryocor, Inc.*	535,000
25,908	Cyberonics, Inc.*	486,552
40,000	Cytori Therapeutics, Inc.*	232,000
35,300	Electro-Optical Sciences, Inc.*	181,795
147,364	Encision, Inc.*	593,877
95,250	Endologix, Inc.*	374,332
71,736	Enpath Medical, Inc.*	717,360
140,570	MTS Medication Technologies, Inc.*	1,572,979
27,055	NuVasive, Inc.*	642,556
63,000	RemoteMDx, Inc.*	96,390
187,225	Retractable Technologies, Inc.*	571,036
228,305	VNUS Medical Technologies, Inc.*	2,287,616

		8,772,078

	Metals and Minerals — Miscellaneous 1.0%
200,000	Globe Specialty Metals, Inc.* (United Kingdom)	1,080,000

Shares		Value

	Metals and Mining 1.0%
347,690	Bayou Bend Petroleum Ltd. PIPE* *** † (Canada)	$536,145
1,207,760	Farallon Resources Ltd.* (Canada)	618,048

		1,154,193

	Miscellaneous Materials and Commodities 1.3%
205,660	Luna Innovations, Inc.*	697,187
44,085	Sterling Construction Co., Inc.*	840,260

		1,537,447

	Oil and Gas 1.7%
60,015	Energy Partners Ltd.*	1,089,272
275,720	Ithaca Energy, Inc.* (Canada)	573,944
15,000	Toreador Resources Corp.*	272,250

		1,935,466

	Personal Products 0.7%
1,100,000	Beauty China Holdings Ltd. (Cayman Islands)	797,679

	Production Technology Equipment 2.8%
75,035	Eagle Test Systems, Inc.*	1,248,582
150,600	inTEST Corp.*	677,700
306,000	LogicVision, Inc.*	275,400
138,265	Nanometrics, Inc.*	926,376

		3,128,058

	Real Estate 1.4%
575,910	Babcock & Brown Japan Property Trust (Australia)	896,153
70,000	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	714,633

		1,610,786

	Real Estate Investment Trusts (REIT) 0.5%
35,500	NorthStar Realty Finance Corp.	539,955

	Rental and Leasing Services — Commercial 0.5%
113,000	MicroFinancial, Inc.	585,340

	Retail 5.2%
100,000	America’s Car-Mart, Inc.*	1,336,000
35,000	Big 5 Sporting Goods Corp.	907,200
2,000	Bijou Brigitte AG (Germany)	465,459
700,000	China Hongxing Sports Ltd. (China)	1,624,366
25,000	Rush Enterprises, Inc., Class A*	480,250
31,740	Susser Holdings Corp.*	550,689
35,000	Tuesday Morning Corp.	519,400

		5,883,364

	Road and Rail 0.8%
76,740	TransForce Income Fund (Canada)	931,836

	Semiconductor Equipment and Products 0.9%
125,465	O2Micro International Ltd. ADR* (Cayman Islands)	991,173

	Software 1.0%
60,000	Belzberg Technologies, Inc.* (Canada)	429,333
30,000	Duzon Digital Ware Co. Ltd. (Korea)	690,370

		1,119,703

	Steel 1.5%
39,225	Claymont Steel Holdings, Inc.*	781,754
39,910	Wheeling-Pittsburgh Corp.*	945,468

		1,727,222

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Telecommunications Equipment 3.0%
351,800	AltiGen Communications, Inc.*	$668,420
57,685	Catapult Communications Corp.*	561,852
370,772	Peco II, Inc.*	318,864
350,870	Sunrise Telecom, Inc.*	1,049,101
76,090	WPCS International, Inc.*	855,252

		3,453,489

	Textiles, Apparel and Luxury Goods 2.6%
2,100,000	EganaGoldpfeil (Holdings) Ltd. (Hong Kong)	1,472,807
2,073,350	Moiselle Int’l. Holdings Ltd. (Hong Kong)	602,344
313,770	Ports Design Ltd. (Hong Kong)	837,266

		2,912,417

	Transportation — Miscellaneous 1.3%
800,000	AutoInfo, Inc.*	776,000
72,690	Euroseas Ltd.	726,173

		1,502,173

	Truckers 0.7%
38,000	Vitran Corp., Inc.* (Canada)	746,700

	Wholesalers 1.1%
75,000	Beacon Roofing Supply, Inc.*	1,213,500

	Total Common Stocks (cost $83,898,011)	103,568,260

	PREFERRED STOCKS 0.1%

	Drugs and Pharmaceuticals 0.1%
377,358	Point Biomedical Corp., Series F Pfd.* *** †	140,000

	Total Preferred Stocks (cost $200,000)	140,000

	WARRANTS 0.0%

	Drugs and Pharmaceuticals 0.0%
7,164	Acusphere, Inc. expiring 8/2/08* *** †	—
1,436	Acusphere, Inc. expiring 10/20/08* *** †	—
113,207	Point Biomedical Corp. expiring 2/16/12* *** †	—

		—

	Electronic Equipment and Instruments 0.0%
744,800	QRSciences Holdings Ltd. expiring 2/15/08* *** † (Australia)	—

	Health Care Services 0.0%
6,486	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Medical and Dental Instruments and Supplies 0.0%
5,295	Electro-Optical Sciences, Inc. expiring 10/31/11* *** †	—

	Metals and Mining 0.0%
125,000	Equigold NL expiring 5/31/07* (Australia)	26,339
603,880	Farallon Resources Ltd. expiring 12/31/08* *** † (Canada)	—

		26,339

	Total Warrants (cost $0)	26,339

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.8%

	Repurchase Agreement 5.8%
$6,594,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $5,010,000 of United States Treasury Bonds 8.125% due 8/15/21; value: $6,728,876; repurchase proceeds: $6,596,363††† (cost $6,594,000)	$6,594,000

	Total Short-Term Investments (cost $6,594,000)	6,594,000

	Total Investments (cost $90,692,011) 97.3%	110,328,599

	Other Assets less Liabilities 2.7%	3,033,100

	NET ASSETS 100.0%	$113,361,699

Number of Contracts		Value

	CALL OPTIONS WRITTEN

1,602	PLX Technology, Inc. expiring 4/21/07 exercise price $10	$32,040
400	SiRF Technology Holdings, Inc. expiring 4/21/07 exercise price $27.50	62,000
491	LHC Group, Inc. expiring 4/21/07 exercise price $30	120,295
399	Wheeling-Pittsburgh Corp. expiring 4/21/07 exercise price $22.50	53,865

	Total Call Options Written (premium $233,404)	268,200

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for written options.

ADR American Depositary Receipts.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At March 31, 2007, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and written options, were in the following countries:

Country	%
Australia	2.9
Bermuda	0.9
Brazil	1.2
Canada	10.3
Cayman Islands	1.7
China	1.6
Germany	1.4
Hong Kong	4.2
India	0.6
Israel	1.1
Japan	0.8
Korea	2.0
Norway	2.4
Singapore	3.4
Taiwan	0.7
United Kingdom	1.3
United States	63.5

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	MARCH 31, 2007 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.9%

	Airlines 0.8%
709,650	WestJet Airlines Ltd.* ***	$9,417,273

	Auto Parts — After Market 0.3%
654,440	US Auto Parts Network, Inc.*	3,514,343

	Banks 6.7%
702,038	Bank of the Ozarks, Inc.	20,162,531
98,500	First Community Bancorp, Inc.	5,569,190
408,230	HDFC Bank Ltd. ADR	26,310,423
156,395	Prosperity Bancshares, Inc.	5,433,162
210,297	The Bank of N.T. Butterfield & Son Ltd.	12,532,852
642,469	UCBH Holding, Inc.	11,962,773

		81,970,931

	Beverage — Soft Drinks 0.8%
357,267	Peet’s Coffee & Tea, Inc.*	9,867,715

	Biotechnology Research and Production 2.6%
161,925	ArthroCare Corp.*	5,835,777
335,500	Encysive Pharmaceuticals, Inc.*	909,205
114,198	Myriad Genetics, Inc.*	3,935,263
188,828	Neurochem, Inc.*	2,847,527
1,068,340	QIAGEN N.V.*	18,354,081

		31,881,853

	Commercial Services and Supplies 8.3%
116,555	Advisory Board Co.*	5,900,014
986,825	Copart, Inc.*	27,640,968
43,570	Corporate Executive Board Co.	3,309,577
480,999	CRA International, Inc.*	25,098,528
405,290	Liquidity Services, Inc.*	6,865,613
98,310	LoopNet, Inc.*	1,680,118
1,003,265	Resources Connection, Inc.*	32,094,447

		102,589,265

	Computer Services Software and Systems 7.7%
291,915	American Reprographics Co.*	8,988,063
123,527	Cognizant Technology Solutions Corp., Class A*	10,903,728
251,178	DealerTrack Holdings, Inc.*	7,716,188
159,850	F5 Networks, Inc.*	10,658,798
299,600	Macrovision Corp.*	7,504,980
393,035	NeuStar, Inc., Class A*	11,177,915
197,335	Quality Systems, Inc.	7,893,400
714,785	Retalix Ltd.*	13,773,907
52,765	Riverbed Technology, Inc.*	1,458,425
240,474	Sourcefire, Inc.*	4,239,557
429,455	SRA International, Inc., Class A*	10,461,524

		94,776,485

	Diversified Financial Services 2.5%
292,960	Addenda Capital, Inc.	6,161,828
62,410	Australian Stock Exchange Ltd.	2,225,529
167,948	AWD Holding AG	7,962,847
471,386	Home Capital Group, Inc.	14,362,973

		30,713,177

	Drugs and Pharmaceuticals 1.0%
444,260	Alexza Pharmaceuticals, Inc.*	5,713,184
181,115	Ligand Pharmaceuticals, Inc., Class B*	1,825,639
220,580	Novacea, Inc.*	1,705,083
359,360	Valera Pharmaceuticals, Inc.*	3,000,656

		12,244,562

Shares		Value

	Education Services 2.9%
185,230	Strayer Education, Inc.	$23,153,750
549,240	Universal Technical Institute, Inc.*	12,676,459

		35,830,209

	Electrical and Electronics 1.8%
1,003,829	Power Integrations, Inc.*	22,736,727

	Electronics — Medical Systems 0.5%
474,556	NXStage Medical, Inc.*	6,321,086

	Electronics — Semiconductors/ Components 6.5%
1,944,555	Micrel, Inc.*	21,428,996
992,838	Microtune, Inc.*	4,090,493
514,005	Netlogic Microsystems, Inc.*	13,682,813
1,186,765	PLX Technology, Inc.*	11,559,091
247,580	Silicon Laboratories, Inc.*	7,407,594
275,087	SiRF Technology Holdings, Inc.*	7,636,415
354,915	Tessera Technologies, Inc.*	14,104,322

		79,909,724

	Energy Equipment and Services 1.2%
391,910	TGS-NOPEC Geophysical Co. ASA*	9,077,075
308,480	Trican Well Service Ltd.	6,113,681

		15,190,756

	Engineering and Contracting Services 2.4%
758,789	Stantec, Inc.*	20,722,527
218,120	URS Corp.*	9,289,731

		30,012,258

	Entertainment 0.5%
659,316	Outdoor Channel Holdings, Inc.*	6,738,210

	Financial Data Processing Services and Systems 0.7%
670,439	CyberSource Corp.*	8,387,192

	Financial Information Services 2.5%
490,650	FactSet Research Systems, Inc.	30,837,352

	Health Care Facilities 3.0%
642,204	Healthways, Inc.*	30,023,037
207,375	Pharmaceutical Product Development, Inc.	6,986,464

		37,009,501

	Health Care Management Services 3.9%
853,259	AmSurg Corp.* †††	20,896,313
479,815	Pediatrix Medical Group, Inc.*	27,378,244

		48,274,557

	Health Care Providers and Services 1.5%
446,513	Icon plc ADR*	19,021,454

	Insurance 0.1%
39,600	eHealth, Inc.*	932,580

	Internet and Catalog Retail 0.5%
171,110	Submarino S.A.	5,772,987

	Investment Management Companies 0.8%
535,517	Thomas Weisel Partners Group, Inc.*	10,185,533

	Leisure Time 2.3%
397,215	Life Time Fitness, Inc.*	20,420,823
206,172	Pool Corp.	7,380,958

		27,801,781

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

Shares		Value

	Machinery 1.7%
7,495,930	Emeco Holdings Ltd.	$10,783,264
806,230	Pason Systems, Inc.	10,013,629

		20,796,893

	Medical and Dental Instruments and Supplies 6.7%
699,947	Abaxis, Inc.*	17,057,708
741,118	Dexcom, Inc.*	5,825,187
120,330	FoxHollow Technologies, Inc.*	2,513,694
261,785	LifeCell Corp.*	6,536,771
247,740	Northstar Neuroscience, Inc.*	3,171,072
219,272	ResMed, Inc.*	11,044,731
633,368	Techne Corp.*	36,165,313

		82,314,476

	Medical Services 0.3%
159,800	PRA International*	3,445,288

	Miscellaneous Materials and Commodities 0.1%
102,374	Symyx Technologies, Inc.*	1,814,067

	Oil and Gas 0.5%
367,591	Toreador Resources Corp.*	6,671,777

	Real Estate 0.7%
640,267	DTZ Holdings plc	8,345,526

	Real Estate Investment Trusts (REIT) 0.6%
135,086	Redwood Trust, Inc.	7,048,787

	Retail 15.5%
432,525	Aeropostale, Inc.*	17,400,481
46,120	Bijou Brigitte AG	10,733,485
344,745	Blue Nile, Inc.*	14,017,332
650,347	Guitar Center, Inc.*	29,343,657
612,931	Hibbett Sports, Inc.*	17,523,697
1,111,795	Monsoon plc*	8,586,621
431,395	MSC Industrial Direct Co., Inc., Class A	20,137,519
2,013,774	O’Reilly Automotive, Inc.*	66,655,919
422,648	Tuesday Morning Corp.	6,272,096

		190,670,807

	Road and Rail 0.7%
291,785	Localiza Rent A Car S.A.	8,943,629

	Securities Brokerage and Services 1.1%
197,945	GFI Group, Inc.*	13,454,322

	Semiconductor Equipment and Products 1.0%
1,518,825	O2Micro International Ltd. ADR*	11,998,717

	Shoes 0.9%
621,125	Cache, Inc.*	11,024,969

	Truckers 3.9%
2,714,994	Knight Transportation, Inc.	48,381,193

	Wholesalers 0.4%
305,597	Beacon Roofing Supply, Inc.*	4,944,559

	Total Common Stocks (cost $905,181,670)	1,181,792,521

Shares		Value

	PREFERRED STOCKS 1.0%

	Biotechnology Research and Production 0.2%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$2,000,000

	Communications Technology 0.0%
404,517	Incipient, Inc., Series D Pfd.* *** †	586,550

	Drugs and Pharmaceuticals 0.2%
292,398	Orexigen Therapeutics, Inc., Series C Pfd.* *** †	1,000,001
3,773,584	Point Biomedical Corp., Series F Pfd.* *** †	1,400,000

		2,400,001

	Electronics — Medical Systems 0.3%
625,000	Fluidigm Corp., Series E Pfd.* *** †	2,500,000
1,620,220	Zonare Medical Systems, Inc., Series E Pfd.* *** †	1,343,162

		3,843,162

	Health Care Management Services 0.1%
516,161	Elder Health, Inc., Series G Pfd.* *** †	571,428
362,782	TargetRX, Inc., Series D Pfd.* *** †	504,267

		1,075,695

	Medical and Dental Instruments and Supplies 0.1%
750,000	Orqis Medical Corp., Series D Pfd.* *** †	1,200,000

	Utilities — Telecommunications 0.1%
236,372	Neutral Tandem, Inc., Series C Pfd.* *** †	1,485,102

	Total Preferred Stocks (cost $14,886,406)	12,590,510

	LIMITED PARTNERSHIP INTEREST 0.2%

	Other 0.2%
	Montagu Newhall Global Partners II-B, L.P.* *** †	2,142,129
	Montagu Newhall Global Partners III-B, L.P.* *** †	268,519

		2,410,648

	Total Limited Partnership Interest (cost $2,656,435)	2,410,648

	WARRANTS 0.0%

	Drugs and Pharmaceuticals 0.0%
1,132,075	Point Biomedical Corp. expiring 2/16/12* *** †	—

	Electronics — Medical Systems 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

MARCH 31, 2007 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$5,919,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $4,380,000 of United States Treasury Bonds 8.875% due 2/15/19; value: $6,039,932; repurchase proceeds: $5,921,121††† (cost $5,919,000)	$5,919,000

	Total Short-Term Investments (cost $5,919,000)	5,919,000

	Total Investments (cost $928,643,511) 97.6%	1,202,712,679

	Other Assets less Liabilities 2.4%	29,599,765

	NET ASSETS 100.0%	$1,232,312,444

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depositary Receipts.

See notes to financial statements.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.1%

	Air Transport 0.4%
60,545	Copa Holdings S.A.	$3,117,462

	Auto Parts — After Market 2.0%
329,259	Keystone Automotive Industries, Inc.*	11,096,028
610,795	US Auto Parts Network, Inc.*	3,279,969

		14,375,997

	Banks 2.5%
198,000	Commonwealth Bankshares, Inc. PIPE*** †	4,080,384
310,405	United Western Bancorp, Inc.	7,412,471
523,312	UTI Bank Ltd.	6,001,340

		17,494,195

	Building — Miscellaneous 1.4%
338,485	Drew Industries, Inc.*	9,707,750

	Commercial Services and Supplies 4.9%
432,542	Aegean Marine Petroleum Network, Inc.	7,284,007
187,469	Monro Muffler Brake, Inc.	6,580,162
712,282	SM&A*	5,057,202
343,545	World Fuel Services Corp.	15,892,392

		34,813,763

	Computer Services Software and Systems 0.7%
571,715	NetScout Systems, Inc.*	5,174,021

	Consumer Electronics 0.3%
535,351	PLATO Learning, Inc.*	2,248,474

	Containers and Packaging — Metal and Glass 1.5%
386,524	Mobile Mini, Inc.*	10,351,113

	Diversified Financial Services 0.9%
174,535	Housing Development Finance Corp. Ltd.	6,132,606

	Diversified Telecommunication Services 0.6%
360,000	GVT Holding S.A.*	4,165,289

	Education Services 0.9%
267,465	Universal Technical Institute, Inc.*	6,173,092

	Electrical and Electronics 0.8%
135,960	Power Integrations, Inc.*	3,079,494
274,370	TTM Technologies, Inc.*	2,617,490

		5,696,984

	Electronics 1.5%
659,604	Nu Horizons Electronics Corp.*	6,945,630
106,573	Supertex, Inc.*	3,539,289

		10,484,919

	Electronics — Semiconductors/ Components 4.2%
359,890	ASE Test Ltd.*	4,095,548
257,140	Excel Technology, Inc.*	7,027,636
764,995	Micrel, Inc.*	8,430,245
1,031,900	Pericom Semiconductor Corp.*	10,091,982

		29,645,411

	Energy — Miscellaneous 4.2%
584,030	TETRA Technologies, Inc.*	14,431,381
548,240	Valero GP Holdings, LLC	15,213,660

		29,645,041

Shares		Value

	Engineering and Contracting Services 0.6%
160,035	Michael Baker Corp.*	$3,888,851

	Entertainment 0.4%
269,339	Outdoor Channel Holdings, Inc.*	2,752,645

	Finance Companies 1.9%
202,023	Dollar Financial Corp.*	5,111,182
685,745	United PanAm Financial Corp.*	8,571,812

		13,682,994

	Finance — Small Loan 0.9%
271,070	AmeriCredit Corp.*	6,196,660

	Financial Data Processing Services and Systems 1.0%
158,538	Fidelity Information Services, Inc.	7,207,137

	Health Care Facilities 1.9%
470,990	Capital Senior Living Corp.*	5,468,194
238,764	LHC Group, Inc.*	7,743,117

		13,211,311

	Health Care Services 1.8%
171,406	Amedisys, Inc.*	5,558,697
686,825	Five Star Quality Care, Inc.*	7,060,561

		12,619,258

	Household Durables 0.4%
3,258,960	Nien Made Enterprise Co. Ltd.	3,043,272

	Household Furnishings 1.7%
467,535	Select Comfort Corp.*	8,322,123
173,455	Stanley Furniture Co., Inc.	3,607,864

		11,929,987

	Insurance 0.5%
829,890	KMG America Corp.*	3,842,391

	Investment Management Companies 5.3%
313,870	Apollo Investment Corp.	6,716,818
368,500	Ares Capital Corp.	6,695,645
400	Brantley Mezzanine Finance, LLC* ** *** †	—
285,180	Highland Distressed Opportunities, Inc.*	4,098,037
357,388	MCG Capital Corp.	6,704,599
471,940	Solar Capital, LLC* *** †	7,079,100
600,000	Star Asia Finance Ltd.* *** †	6,000,000

		37,294,199

	Jewelry, Watches and Gemstones 2.0%
525,835	Fossil, Inc.*	13,918,852

	Leisure Time 1.5%
302,685	Pool Corp.	10,836,123

	Machinery 3.2%
758,515	Martinrea International, Inc.*	9,769,676
389,215	Oil States Int’l., Inc.*	12,489,909

		22,259,585

	Medical Services 1.3%
121,395	Magellan Health Services, Inc.*	5,098,590
300,220	U.S. Physical Therapy, Inc.*	4,179,062

		9,277,652

	Metals and Minerals — Miscellaneous 0.7%
895,750	Globe Specialty Metals, Inc.*	4,837,050

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	Miscellaneous Producer Durables 0.3%
165,830	Blount International, Inc.*	$2,064,584

	Oil and Gas 6.0%
1,474,740	Far East Energy Corp.*	1,194,540
318,440	Petrohawk Energy Corp.*	4,193,855
135,750	Plains Exploration & Production Co.*	6,127,755
1,653,845	Saxon Energy Services, Inc.*	5,723,441
585,725	Toreador Resources Corp.*	10,630,909
276,550	Ultra Petroleum Corp.*	14,693,102

		42,563,602

	Printing and Copying Services 1.3%
488,868	Schawk, Inc.	8,853,399

	Production Technology Equipment 0.4%
458,205	Nanometrics, Inc.*	3,069,974

	Publishing — Miscellaneous 2.1%
264,999	Courier Corp.	10,353,511
121,735	Idearc, Inc.	4,272,898

		14,626,409

	Real Estate 0.3%
219,215	LPS Brasil Consultoria de Imoveis S.A.*	2,237,975

	Real Estate Investment Trusts (REIT) 8.8%
1,053,750	CBRE Realty Finance, Inc.	13,941,113
580,205	Crystal River Capital, Inc.	15,572,702
818,060	NorthStar Realty Finance Corp.	12,442,693
385,290	Redwood Trust, Inc.	20,104,432

		62,060,940

	Rental and Leasing Services — Commercial 2.2%
390,055	McGrath RentCorp	12,353,042
670,108	MicroFinancial, Inc.	3,471,159

		15,824,201

	Retail 10.4%
506,302	America’s Car-Mart, Inc.*	6,764,195
500,621	Big 5 Sporting Goods Corp.	12,976,096
31,875	Bijou Brigitte AG	7,418,253
477,080	Global Imaging Systems, Inc.*	9,303,060
405,170	MSC Industrial Direct Co., Inc., Class A	18,913,336
250,023	Rush Enterprises, Inc., Class A*	4,802,942
134,980	Rush Enterprises, Inc., Class B*	2,444,488
246,885	Sonic Automotive, Inc.	7,036,222
231,275	Tuesday Morning Corp.	3,432,121

		73,090,713

	Shoes 0.5%
139,515	Kenneth Cole Productions, Inc., Class A	3,581,350

	Steel 1.3%
217,900	Claymont Steel Holdings, Inc.*	4,342,747
189,010	Wheeling-Pittsburgh Corp.*	4,477,647

		8,820,394

	Telecommunications Equipment 1.2%
361,325	Plantronics, Inc.	8,534,497

	Textiles, Apparel and Luxury Goods 1.8%
306,965	Carter’s, Inc.*	7,778,493
6,959,145	EganaGoldpfeil (Holdings) Ltd.	4,880,704

		12,659,197

	Transportation Infrastructure 1.0%
6,978,335	Goodpack Ltd.	6,946,592

Shares		Value

	Truckers 3.9%
90,905	Con-way, Inc.	$4,530,705
373,300	J.B. Hunt Transport Services, Inc.	9,795,392
689,025	Vitran Corp., Inc.* ††	13,539,341

		27,865,438

	Utilities — Telecommunications 2.2%
547,873	Eschelon Telecom, Inc.*	15,833,530

	Wholesalers 2.5%
1,098,040	Beacon Roofing Supply, Inc.*	17,766,287

	Total Common Stocks (cost $591,220,752)	692,423,166

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.1%

	Repurchase Agreement 1.1%
$7,609,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $5,705,000 of United States Treasury Bonds 8.125% due 5/15/21; value: $7,763,187; repurchase proceeds: $7,611,727††† (cost $7,609,000)	$7,609,000

	Total Short-Term Investments (cost $7,609,000)	7,609,000

	Total Investments (cost $598,829,752) 99.2%	700,032,166

	Other Assets less Liabilities 0.8%	5,521,194

	NET ASSETS 100.0%	$705,553,360

Number of Contracts		Value

	CALL OPTIONS WRITTEN

2,387	LHC Group, Inc. expiring 4/21/07 exercise price $30	$584,815

1,890	Wheeling-Pittsburgh Corp. expiring 4/21/07 exercise price $22.50	255,150

	Total Call Options Written (premium $482,391)	839,965

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under
Rule 144A of the Securities Act of 1933 (see Note 9).

††Affiliated company (see Note 8).

†††All or a portion of this security has been designated as collateral for written options.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 88.1%

	Auto Components 0.5%
42,845	Super Cheap Auto Group Ltd. (Australia)	$140,631

	Banks 4.2%
7,815	Commonwealth Bankshares, Inc.	175,056
5,500	Commonwealth Bankshares, Inc. PIPE*** †	113,344
60,403	First Bank of Delaware*	224,095
17,042	The Bank of East Asia Ltd. (Hong Kong)	99,132
10,201	The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	607,938

		1,219,565

	Commercial Services and Supplies 2.4%
5,880	Corporate Executive Board Co.	446,645
4,500	Hartford Education Corp. Ltd. (Singapore)	1,780
6,700	Monro Muffler Brake, Inc.	235,170

		683,595

	Diversified Financial Services 8.0%
43,285	Acta Holdings ASA (Norway)	241,178
10,465	Arques Industries AG (Germany)	254,175
3,640	AWD Holding AG (Germany)	172,582
5,592	Banco de Chile ADR (Chile)	276,021
12,380	Countrywide Financial Corp.	416,463
7,505	D. Carnegie & Co. AB (Sweden)	156,092
461,000	Macquarie International Infrastructure Fund Ltd. (Singapore)	337,339
1,460	Oslo Bors Holdings ASA (Norway)	146,814
13,518	Treasury Group Ltd. (Australia)	148,340
2,100	Union Financiere de France Banque S.A. (France)	141,836

		2,290,840

	Electronics — Semiconductors/ Components 5.6%
8,920	Linear Technology Corp.	281,783
9,675	Maxim Integrated Products, Inc.	284,445
20,355	Microchip Technology, Inc. †††	723,213
12,720	Xilinx, Inc.	327,286

		1,616,727

	Energy Equipment and Services 0.3%
7,050	Bonnett’s Energy Services Trust (Canada)	63,104
5,440	Deepwell Energy Services Trust (Canada)	26,470

		89,574

	Energy — Miscellaneous 1.2%
12,075	Valero GP Holdings, LLC	335,081

	Finance Companies 4.8%
17,179	Capital One Financial Corp.†††	1,296,327
8,100	Goldwater Bank, N.A.* *** †	81,000

		1,377,327

	Financial Data Processing Services and Systems 1.9%
14,740	Paychex, Inc.	558,204

	Financial — Miscellaneous 2.0%
12,083	Fidelity National Title Group, Inc., Class A	290,113
5,670	First American Corp.	287,582

		577,695

	Health Care Management Services 1.1%
6,840	Birner Dental Management Services, Inc.	166,623
6,020	Computer Programs & Systems, Inc.	161,456

		328,079

Shares		Value

	Investment Management Companies 9.0%
8,710	Allied Capital Corp.	$250,935
25,195	Apollo Investment Corp.	539,173
29,739	Ares Capital Corp.	540,358
19,750	Highland Distressed Opportunities, Inc.*	283,807
18,650	Kohlberg Capital Corp.*	298,400
19,600	Solar Capital, LLC* *** †	294,000
37,620	Star Asia Finance Ltd.* *** † (Guernsey)	376,200

		2,582,873

	Leisure Time 4.8%
38,215	Pool Corp.†††	1,368,097

	Metals and Minerals — Miscellaneous 0.9%
48,185	Globe Specialty Metals, Inc.* (United Kingdom)	260,199

	Oil and Gas 0.4%
19,995	Petrowest Energy Services Trust (Canada)	122,958

	Real Estate 2.7%
7,245	Babis Vovos Int’l. Construction S.A. (Greece)	271,315
27,310	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	278,809
19,075	Norwegian Property ASA* (Norway)	226,402

		776,526

	Real Estate Investment Trusts (REIT) 31.5%
62,670	Alesco Financial, Inc.	545,856
57,015	Anthracite Capital, Inc.	684,180
32,680	Anworth Mortgage Asset Corp.	319,284
16,490	Arbor Realty Trust, Inc.	501,956
14,375	Capital Lease Funding, Inc.	153,956
2,970	Capital Trust, Inc., Class A	135,343
34,975	CapitalSource, Inc.†††	878,922
35,470	CBRE Realty Finance, Inc.	469,268
17,340	Crystal River Capital, Inc.	465,406
15,065	Gramercy Capital Corp.	462,194
36,610	HomeBanc Corp.	127,769
16,385	iStar Financial, Inc.†††	767,309
14,570	JER Investors Trust, Inc.	277,121
30,780	KKR Financial Corp.†††	844,295
14,760	MFA Mortgage Investments, Inc.	113,652
115,100	New York Mortgage Trust, Inc.	292,354
37,810	NorthStar Realty Finance Corp.	575,090
15,015	RAIT Financial Trust	419,519
19,885	Redwood Trust, Inc.†††	1,037,599

		9,071,073

	Rental and Leasing Services — Commercial 3.6%
24,228	McGrath RentCorp†††	767,301
54,015	MicroFinancial, Inc.	279,797

		1,047,098

	Retail 3.2%
11,400	Home Depot, Inc.	418,836
27,930	Topps Tiles plc (United Kingdom)	165,253
7,430	Wal-Mart Stores, Inc.	348,839

		932,928

	Total Common Stocks (cost $24,934,330)	25,379,070

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 1.0%

	Machinery 1.0%
37,500	Weg S.A. Pfd. (Brazil)	$282,572

	Total Preferred Stocks (cost $188,542)	282,572

Principal Amount		Value

	CORPORATE BONDS 0.7%

	Utilities — Telecommunications 0.7%
$200,000	Broadview Networks Holdings, Inc., 11.375%, 9/01/12	$214,000

	Total Corporate Bonds (cost $208,963)	214,000

Number of Contracts		Value

	PUT OPTIONS PURCHASED 2.3%

2,000	Financial Select Sector SPDR expiring 6/16/07 exercise price $30	$20,000
1,000	Financial Select Sector SPDR expiring 6/16/07 exercise price $33	45,000
500	Financial Select Sector SPDR expiring 6/16/07 exercise price $35	41,500
50	iShares Russell 2000 Index Fund expiring 5/19/07 exercise price $75	5,150
50	iShares Russell 2000 Index Fund expiring 8/18/07 exercise price $75	11,200
300	NovaStar Financial, Inc. expiring 1/17/09 exercise price $15	303,000
500	SPDR S&P Homebuilders ETF expiring 9/22/07 exercise price $31	100,000
400	SPDR S&P Homebuilders ETF expiring 9/22/07 exercise price $34	132,000

	Total Put Options Purchased (premium $681,000)	657,850

	Total Investments (cost $26,012,835) 92.1%	26,533,492

	Other Assets less Liabilities 7.9%	2,283,279

	NET ASSETS 100.0%	$28,816,771

Shares		Value

	SECURITIES SOLD SHORT
153,625	Delta Financial Corp.	$1,270,479
6,445	Centex Corp.	269,272
19,625	Hovnanian Enterprises, Inc., Class A*	493,765
12,075	Standard Pacific Corp.	252,005
197,340	Opteum, Inc.	888,030

	Total Securities Sold Short (proceeds $3,625,418)	$3,173,551

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for open short positions.

ADR American Depositary Receipts.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At March 31, 2007, Wasatch Strategic Income Fund’s investments, excluding securities sold short were in the following countries:

Country	%
Australia	1.1
Bermuda	2.3
Brazil	2.1
Canada	0.8
Chile	1.0
France	0.5
Germany	1.6
Greece	1.0
Guernsey	1.4
Hong Kong	0.4
Norway	2.3
Singapore	1.3
Sweden	0.6
United Kingdom	1.6
United States	82.0

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.8%

	Air Transport 1.2%
124,100	SkyWest, Inc.	$3,329,603

	Banks 3.4%
255,300	HDFC Bank Ltd. (India)	5,601,562
62,160	HDFC Bank Ltd. ADR (India)	4,006,212

		9,607,774

	Beverage — Soft Drinks 0.8%
76,420	Peet’s Coffee & Tea, Inc.*	2,110,721

	Biotechnology Research and Production 2.6%
200,645	ArthroCare Corp.*	7,231,246

	Casinos and Gambling 0.2%
75,690	Century Casinos, Inc.*	624,443

	Commercial Information Services 1.7%
94,650	Morningstar, Inc.*	4,887,726

	Commercial Services and Supplies 4.9%
13,017	Advisory Board Co.*	658,921
62,260	Corporate Executive Board Co.	4,729,270
5,494	CoStar Group, Inc.*	245,472
27,915	Exlservice Holdings, Inc.*	575,886
186,250	Hartford Education Corp. Ltd. (Singapore)	73,670
1,062,800	Oriental Century Ltd.* (Singapore)	697,136
286,550	Providence Service Corp. (The)*	6,796,966

		13,777,321

	Communications and Media 1.1%
110,820	National CineMedia, Inc.*	2,958,894

	Communications Technology 0.7%
35,045	WebEx Communications, Inc.*	1,992,659

	Computer Services Software and Systems 9.5%
87,443	Cognizant Technology Solutions Corp., Class A*	7,718,594
150,805	DealerTrack Holdings, Inc.*	4,632,729
66,245	F5 Networks, Inc.*	4,417,217
141,085	Interactive Intelligence, Inc.*	2,150,135
174,350	NeuStar, Inc., Class A*	4,958,514
125,935	Opnet Technologies, Inc.*	1,701,382
49,291	Sourcefire, Inc.*	869,000

		26,447,571

	Computer Technology 0.9%
127,876	Trident Microsystems, Inc.*	2,565,193

	Diversified Financial Services 1.5%
56,295	Euronet Worldwide, Inc.*	1,512,084
26,880	Jones Lang LaSalle, Inc.	2,803,046

		4,315,130

	Diversified Telecommunication Services 0.5%
438,838	Astra Microwave Products Ltd. (India)	1,358,647

	Drugs and Pharmaceuticals 1.5%
135,040	Aspreva Pharmaceuticals Corp.* (Canada)	2,911,462
38,850	Medicis Pharmaceutical Corp., Class A	1,197,357

		4,108,819

	Education Services 0.8%
17,122	Strayer Education, Inc.	2,140,250

	Electrical and Electronics 2.3%
282,323	Power Integrations, Inc.*	6,394,616

Shares		Value

	Electronic Equipment and Instruments 0.4%
1,369,680	Virtek Vision International, Inc.* (Canada)	$1,069,181

	Electronics — Medical Systems 1.9%
43,030	Intuitive Surgical, Inc.*	5,231,157

	Electronics — Semiconductors/ Components 14.7%
155,972	Integrated Device Technology, Inc.*	2,405,088
264,025	Micrel, Inc.*	2,909,556
159,715	Microchip Technology, Inc.	5,674,674
106,840	Microsemi Corp.*	2,223,340
162,985	Microtune, Inc.*	671,498
103,375	Netlogic Microsystems, Inc.*	2,751,842
219,783	PLX Technology, Inc.*	2,140,686
270,725	Silicon Laboratories, Inc.* †††	8,100,092
267,551	SiRF Technology Holdings, Inc.*	7,427,216
137,746	Techwell, Inc.*	1,717,693
125,855	Tessera Technologies, Inc.*	5,001,478

		41,023,163

	Energy Equipment and Services 1.2%
147,415	TGS-NOPEC Geophysical Co. ASA* (Norway)	3,414,297

	Energy — Miscellaneous 0.9%
103,880	TETRA Technologies, Inc.*	2,566,875

	Finance Companies 0.2%
14,145	FCStone Group, Inc.*	527,891

	Financial Information Services 0.5%
21,745	FactSet Research Systems, Inc.	1,366,673

	Financial — Miscellaneous 1.6%
139,393	First Cash Financial Services, Inc.*	3,105,676
82,640	MarketAxess Holdings, Inc.*	1,383,394

		4,489,070

	Health Care Facilities 6.8%
261,706	Healthways, Inc.*	12,234,755
169,964	Psychiatric Solutions, Inc.*	6,851,249

		19,086,004

	Health Care Management Services 3.7%
180,895	Pediatrix Medical Group, Inc.*	10,321,869

	Health Care Providers and Services 0.9%
58,399	Icon plc ADR* (Ireland)	2,487,797

	Household Durables 0.6%
73,955	Fourlis Holdings S.A. (Greece)	1,730,943

	Leisure Time 1.0%
52,530	Life Time Fitness, Inc.*	2,700,567

	Machinery 1.3%
193,835	Martinrea International, Inc.* (Canada)	2,496,595
100,800	Pason Systems, Inc. (Canada)	1,251,968

		3,748,563

	Medical and Dental Instruments and Supplies 7.4%
92,335	Abaxis, Inc.*	2,250,204
27,185	Dexcom, Inc.*	213,674
103,400	Electro-Optical Sciences, Inc.*	532,510
88,230	FoxHollow Technologies, Inc.*	1,843,125
167,415	Kyphon, Inc.*	7,557,113
89,661	NuVasive, Inc.*	2,129,449
78,685	ResMed, Inc.*	3,963,363
15,645	Techne Corp.*	893,329
93,629	VNUS Medical Technologies, Inc.*	938,163
36,200	Xtent, Inc.*	406,526

		20,727,456

MARCH 31, 2007 (UNAUDITED)

Shares		Value

	Metals and Minerals — Miscellaneous 0.8%
401,500	Globe Specialty Metals, Inc.* (United Kingdom)	$2,168,100

	Metals and Mining 0.2%
903,240	Farallon Resources Ltd.* (Canada)	462,216

	Miscellaneous Materials and Commodities 1.1%
198,185	Luna Innovations, Inc.*	671,847
6,560	Sterling Construction Co., Inc.*	125,034
123,855	Symyx Technologies, Inc.*	2,194,710

		2,991,591

	Oil and Gas 0.7%
152,490	Petrohawk Energy Corp.*	2,008,293

	Production Technology Equipment 0.8%
129,935	Eagle Test Systems, Inc.*	2,162,118

	Retail 6.7%
23,710	Blue Nile, Inc.*	964,049
726,000	China Hongxing Sports Ltd. (China)	1,684,699
57,325	Guitar Center, Inc.*	2,586,504
4,697,640	Hongguo Int’l. Holdings Ltd.* (Singapore)	3,963,992
265,625	O’Reilly Automotive, Inc.*	8,792,188
50,750	Susser Holdings Corp.*	880,512

		18,871,944

	Securities Brokerage and Services 2.0%
84,290	GFI Group, Inc.*	5,729,191

	Semiconductor Equipment and Products 2.3%
55,535	CSR plc* (United Kingdom)	711,840
717,280	O2Micro International Ltd. ADR* (Cayman Islands)	5,666,512

		6,378,352

	Steel 0.5%
11,530	Carpenter Technology Corp.	1,392,363

	Truckers 2.0%
317,157	Knight Transportation, Inc.	5,651,738

	Total Common Stocks (cost $221,483,247)	262,158,025

Shares		Value

	PREFERRED STOCKS 2.2%

	Biotechnology Research and Production 0.2%
169,492	Nanosys, Inc., Series D Pfd.* *** †	$500,001

	Communications Technology 0.0%
91,388	Xtera Communications, Inc., Series A-1 Pfd.* *** †	99,065

	Consumer Products 0.3%
201,613	Ophthonix, Inc., Series C Pfd.* *** †	844,758

	Drugs and Pharmaceuticals 0.4%
2,830,188	Point Biomedical Corp., Series F Pfd.* *** †	1,050,000

	Electronics — Medical Systems 0.3%
1,080,146	Zonare Medical Systems, Inc., Series E Pfd.* *** †	895,441

	Health Care Management Services 0.3%
516,161	Elder Health, Inc., Series G Pfd.* *** †	571,428
108,917	TargetRX, Inc., Series D Pfd.* *** †	151,395

		722,823

	Medical and Dental Instruments and Supplies 0.6%
243,902	TherOx, Inc., Series I Pfd.* *** †	999,998
253,064	Transoma Medical, Inc., Series B Pfd.* *** †	604,823

		1,604,821

	Utilities — Telecommunications 0.1%
64,269	Neutral Tandem, Inc., Series C Pfd.* *** †	403,796

	Total Preferred Stocks (cost $6,280,195)	6,120,705

	LIMITED PARTNERSHIP INTEREST 0.8%

	Other 0.8%
	Montagu Newhall Global Partners II-B, L.P.* *** †	1,927,917
	Montagu Newhall Global Partners III-B, L.P.* *** †	268,519

		2,196,436

	Total Limited Partnership Interest (cost $2,419,292)	2,196,436

	WARRANTS 0.0%

	Drugs and Pharmaceuticals 0.0%
849,056	Point Biomedical Corp. expiring 2/16/12* *** †	—

	Electronics — Medical Systems 0.0%
162,021	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Medical and Dental Instruments and Supplies 0.0%
15,510	Electro-Optical Sciences, Inc. expiring 10/31/11* *** †	—

	Metals and Mining 0.0%
451,620	Farallon Resources Ltd. expiring 12/31/08* *** † (Canada)	—

	Total Warrants (cost $0)	—

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$2,531,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $1,875,000 of United States Treasury Bonds 8.875% due 2/15/19; value: $2,585,588; repurchase proceeds: $2,531,907††† (cost $2,531,000)	$2,531,000

	Total Short-Term Investments (cost $2,531,000)	2,531,000

	Total Investments (cost $232,713,734) 97.7%	273,006,166

	Other Assets less Liabilities 2.3%	6,319,821

	NET ASSETS 100.0%	$279,325,987

Number of Contracts		Value
	PUT OPTIONS WRITTEN

190	F5 Networks, Inc. expiring 4/21/07 exercise price $65 (premium $18,525)	$30,400

Shares		Value

	SECURITIES SOLD SHORT

40,240	Charlotte Russe Holdings, Inc.* (proceeds $1,158,247)	$1,161,729

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under

Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depository Receipts.

See notes to financial statements.

At March 31, 2007, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, written options and securities sold short were in the following countries:

Country	%
Canada	3.0
Cayman Islands	2.1
China	0.6
Greece	0.6
India	4.1
Ireland	0.9
Norway	1.3
Singapore	1.7
United Kingdom	1.1
United States	84.6

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	MARCH 31, 2007 (UNAUDITED)

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.7%

$11,400,000	U.S. Treasury Bond, 5.25%, 11/15/28	$11,896,972
30,540,000	U.S. Treasury Bond, 5.25%, 2/15/29	31,883,271
6,000,000	U.S. Treasury Bond, 5.375%, 2/15/31	6,396,564
10,800,000	U.S. Treasury Bond, 5.50%, 8/15/28	11,615,908
6,800,000	U.S. Treasury Bond, 6.125%, 11/15/27	7,850,811
4,300,000	U.S. Treasury Bond, 6.375%, 8/15/27	5,092,812
4,500,000	U.S. Treasury Bond, 6.625%, 2/15/27	5,458,361
5,650,000	U.S. Treasury Bond, 6.75%, 8/15/26	6,922,572
4,755,000	U.S. Treasury Bond, 6.875%, 8/15/25	5,864,251
4,930,000	U.S. Treasury Bond, 7.50%, 11/15/24	6,416,316
14,216,000	U.S. Treasury Strip, principal only, 11/15/21	6,886,287
69,600,000	U.S. Treasury Strip, principal only, 8/15/25	27,994,303
176,800,000	U.S. Treasury Strip, principal only, 11/15/27	63,990,462

	Total U.S. Government Obligations (cost $196,956,410)	198,268,890

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.1%

	Repurchase Agreement 0.1%
$279,000	Repurchase Agreement dated 3/30/07, 4.30% due 4/2/07 with State Street Bank and Trust Co. collateralized by $210,000 of United States Treasury Bonds 8.875% due 2/15/19; value: $289,586; repurchase proceeds: $279,100 (cost $279,000)	$279,000

	Total Short-Term Investments (cost $279,000)	279,000

	Total Investments (cost $197,235,410) 99.8%	198,547,890

	Other Assets less Liabilities 0.2%	415,714

	NET ASSETS 100.0%	$198,963,604

	See notes to financial statements.

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Assets:
Investments, at cost
Unaffiliated issuers	$991,659,105	$120,859,766	$198,857,759
Affiliated issuers*	—	—	—
Repurchase agreements	43,059,000	822,000	7,362,000

	$1,034,718,105	$121,681,766	$206,219,759

Investments, at value
Unaffiliated issuers	$1,285,070,126	$137,285,976	$228,397,678
Affiliated issuers*	—	—	—
Repurchase agreements	43,059,000	822,000	7,362,000

	1,328,129,126	138,107,976	235,759,678
Cash	448	652	684
Foreign currency on deposit (cost of $0, $0, $0, $183,534, $41,260, $235,655, $8,064, $0, and $26,722, respectively)	—	—	—
Receivable for investment securities sold	21,000	542,473	—
Receivable from broker	—	588,061	501,522
Capital shares receivable	260,870	120,834	29,054
Interest and dividends receivable	945,629	44,175	99,541
Receivable from Investment Advisor	—	—	—
Prepaid expenses and other assets	36,489	14,786	20,857
Unrealized appreciation on foreign currency contracts	3,046	—	—

Total Assets	1,329,396,608	139,418,957	236,411,336

Liabilities:
Options written at value (premiums of $0, $18,374, $7,750, $0, $0, $0, $233,404, $0, and $482,391, respectively)	—	20,250	10,150
Payable for securities purchased	8,348,587	—	—
Capital shares payable	1,021,563	81,346	151,254
Accrued investment advisory fees	1,110,876	176,220	141,558
Accrued expenses and other liabilities	690,325	150,431	205,536
Accrued deferred foreign capital gains taxes	486,600	—	572,147
Unrealized depreciation on foreign currency contracts	—	—	—

Total Liabilities	11,657,951	428,247	1,080,645

Net Assets	$1,317,738,657	$138,990,710	$235,330,691

Net Assets Consist of:
Capital stock	$316,281	$91,586	$198,033
Paid-in capital in excess of par	924,033,145	110,682,113	200,106,405
Undistributed net investment income (loss)	(5,624,650)	(818,135)	(93,338)
Undistributed net realized gain on investments and foreign currency translations	106,088,157	12,610,430	6,206,492
Net unrealized appreciation on investments and foreign currency translations	292,925,724	16,424,716	28,913,099

Net Assets	$1,317,738,657	$138,990,710	$235,330,691

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	31,628,060	9,158,638	19,803,264

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$41.66	$15.18	$11.88

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

MARCH 31, 2007 (UNAUDITED)

INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

$324,239,507	$33,348,926	$431,974,402	$84,098,011	$922,724,511	$580,720,305
—	—	35,080,218	—	—	10,500,447
9,096,000	918,000	27,357,000	6,594,000	5,919,000	7,609,000

$333,335,507	$34,266,926	$494,411,620	$90,692,011	$928,643,511	$598,829,752

$458,103,076	$49,498,126	$567,160,585	$103,734,599	$1,196,793,679	$678,883,825
—	—	34,044,466	—	—	13,539,341
9,096,000	918,000	27,357,000	6,594,000	5,919,000	7,609,000

467,199,076	50,416,126	628,562,051	110,328,599	1,202,712,679	700,032,166
109	546	631	59,628	896	8,472,887
183,442	41,117	234,860	8,063	—	26,719
422,358	—	1,937,790	1,040,738	39,423,742	1,004,060
—	—	489,848	1,882,646	—	5,506,250
234,309	551,616	7,279	1,576,478	1,431,884	163,925
1,158,628	180,395	723,664	171,640	244,840	1,171,419
—	9,770	—	5,418	—	—
22,235	11,268	16,166	7,734	32,913	23,025
10,349	735	—	—	—	—

469,230,506	51,211,573	631,972,289	115,080,944	1,243,846,954	716,400,451

—	—	—	268,200	—	839,965
6,624,295	675,081	892,750	1,144,673	8,861,070	6,968,640
2,702,388	—	127,005	44,274	974,642	1,815,714
566,011	80,601	1,055,276	184,424	1,042,884	893,469
268,867	47,587	222,046	70,846	653,180	323,714
59,535	—	—	6,631	—	—
—	—	417	197	2,734	5,589

10,221,096	803,269	2,297,494	1,719,245	11,534,510	10,847,091

$459,009,410	$50,408,304	$629,674,795	$113,361,699	$1,232,312,444	$705,553,360

$203,963	$150,822	$920,358	$400,132	$329,872	$1,350,003
301,251,238	31,439,585	452,343,222	85,207,150	900,530,092	508,018,995
(850,022)	(139,929)	(3,782,987)	(529,588)	(6,506,911)	1,709,574
24,593,049	2,808,253	46,043,902	8,688,495	63,880,283	93,639,838
133,811,182	16,149,573	134,150,300	19,595,510	274,079,108	100,834,950

$459,009,410	$50,408,304	$629,674,795	$113,361,699	$1,232,312,444	$705,553,360

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
20,396,323	15,082,238	92,035,774	40,013,222	32,987,219	135,000,304

$22.50	$3.34	$6.84	$2.83	$37.36	$5.23

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	MARCH 31, 2007 (UNAUDITED)

	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$26,012,835	$230,182,734	$196,956,410
Affiliated issuers*	—	—	—
Repurchase agreements	—	2,531,000	279,000

	$26,012,835	$232,713,734	$197,235,410

Investments, at value
Unaffiliated issuers	$26,533,492	$270,475,166	$198,268,890
Affiliated issuers*	—	—	—
Repurchase agreements	—	2,531,000	279,000

	26,533,492	273,006,166	198,547,890
Cash	—	942	785
Foreign currency on deposit (cost of $14,019, $115,271, and $0, respectively)	14,020	115,271	—
Receivable for investment securities sold	270,106	6,499,011	—
Receivable from broker	5,407,901	3,140,405	—
Capital shares receivable	1,400	13,698	62,056
Interest and dividends receivable	163,181	5,493	996,552
Receivable from Investment Advisor	7,282	—	—
Prepaid expenses and other assets	13,436	17,806	20,693

Total Assets	32,410,818	282,798,792	199,627,976

Liabilities:
Options written at value (premiums of $0, $18,525, and $0, respectively)	—	30,400	—
Securities sold short, at value (proceeds of $3,625,418, $1,158,247, and $0, respectively)	3,173,551	1,161,729	—
Bank overdraft	243,649	—	—
Payable for securities purchased	88,134	1,404,104	—
Capital shares payable	9,984	326,570	328,867
Dividends payable to shareholders	6,782	—	140,302
Accrued investment advisory fees	17,117	296,584	86,716
Accrued expenses and other liabilities	37,282	213,000	108,487
Accrued deferred foreign capital gains taxes	17,548	40,370	—
Unrealized depreciation on foreign currency contracts	—	48	—

Total Liabilities	3,594,047	3,472,805	664,372

Net Assets	$28,816,771	$279,325,987	$198,963,604

Net Assets Consist of:
Capital stock	$25,381	$114,974	$143,462
Paid-in capital in excess of par	27,441,450	229,371,383	203,664,994
Undistributed net investment income (loss)	55,727	(1,773,582)	150
Undistributed net realized gain (loss) on investments and foreign currency translations	321,479	11,412,350	(6,157,482)
Net unrealized appreciation on investments and foreign currency translations	972,734	40,200,862	1,312,480

Net Assets	$28,816,771	$279,325,987	$198,963,604

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	2,538,099	11,497,353	14,346,176

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$11.35	$24.29	$13.87

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations	FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Investment Income:
Interest	$527,080	$81,708	$97,650
Dividends[1]
Unaffiliated issuers	6,332,623	535,752	977,765
Affiliated issuers*	—	—	—

Total investment income	6,859,703	617,460	1,075,415

Expenses:
Investment advisory fees	6,745,726	1,015,459	859,718
Shareholder servicing fees	543,934	112,010	178,686
Fund administration fees	168,471	16,908	30,678
Fund accounting fees	82,958	19,959	20,524
Reports to shareholders	133,749	23,625	38,308
Custody fees	257,291	64,393	36,563
Federal and state registration fees	15,627	10,351	10,931
Legal fees	38,348	3,643	6,791
Directors’ fees	24,630	2,072	4,333
Audit fees	11,894	11,898	11,902
Other	44,568	5,722	9,642

Total expenses before reimbursement	8,067,196	1,286,040	1,208,076
Reimbursement of expenses by Advisor	—	—	(41,316)

Net Expenses	8,067,196	1,286,040	1,166,760

Net Investment Loss	(1,207,493)	(668,580)	(91,345)

Realized and Unrealized Gain:
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	120,333,318	12,981,356	6,424,660
Affiliated issuers*	—	—	—
Net realized gain on options written	—	47,718	69,785
Realized foreign capital gains taxes	—	—	17,066
Change in unrealized appreciation on investments and foreign currency translations	20,346,826	3,641,112	12,137,001
Deferred foreign capital gains taxes	(486,600)	—	(624,399)

Net gain on investments	140,193,544	16,670,186	18,024,113

Net Increase in Net Assets Resulting from Operations	$138,986,051	$16,001,606	$17,932,768

1Net of $36,543, $47,404, and $2,378 in foreign withholding taxes, respectively.

*See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

Investment Income:
Interest	$208,903	$20,851	$478,212
Dividends[1]
Unaffiliated issuers	3,108,041	444,779	2,317,029
Affiliated issuers*	—	—	15,392

Total investment income	3,316,944	465,630	2,810,633

Expenses:
Investment advisory fees	3,112,618	424,328	6,154,472
Shareholder servicing fees	184,465	30,413	138,691
Fund administration fees	51,818	5,298	76,844
Fund accounting fees	39,066	19,824	45,404
Reports to shareholders	44,387	2,912	31,499
Custody fees	169,088	25,552	81,452
Federal and state registration fees	12,222	7,333	9,783
Legal fees	10,488	1,085	16,033
Directors’ fees	6,461	621	9,912
Audit fees	11,894	11,794	11,894
Dividends on securities sold short	—	—	—
Other	11,705	4,357	17,636

Total expenses before reimbursement	3,654,212	533,517	6,593,620
Reimbursement of expenses by Advisor	—	(56,148)	—

Net Expenses	3,654,212	477,369	6,593,620

Net Investment Income (Loss)	(337,268)	(11,739)	(3,782,987)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	34,686,745	3,073,349	59,338,898
Affiliated issuers*	—	—	64,238
Net realized gain on options written	—	—	162,745
Net realized loss on short positions	—	—	—
Realized foreign capital gains taxes	(60,152)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	53,770,986	8,375,708	18,500,007
Deferred foreign capital gains taxes	(59,535)	—	—

Net gain (loss) on investments	88,338,044	11,449,057	78,065,888

Net Increase in Net Assets Resulting from Operations	$88,000,776	$11,437,318	$74,282,901

1Net of $241,896, $49,191, $156,610, $39,666, $51,716, $4,790, $12,983, $1,015 and $0 in foreign withholding taxes, respectively.

*See Note 8 for information on affiliated issuers.

See notes to financial statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$141,269	$245,387	$421,084	$45,503	$118,678	$4,904,390

520,770	2,676,433	7,131,048	539,777	230,371	—
—	—	—	—	—	—

662,039	2,921,820	7,552,132	585,280	349,049	4,904,390

1,046,007	6,248,269	5,160,138	70,371	1,871,953	505,552
52,737	614,955	283,464	26,494	182,716	100,230
13,058	155,989	85,918	2,520	37,390	25,263
18,491	78,591	47,017	9,588	24,762	13,286
9,155	162,745	69,487	2,269	43,021	22,311
34,273	62,731	70,785	6,871	38,838	2,876
7,594	14,164	11,106	9,265	9,573	13,164
2,784	37,878	18,113	552	10,647	5,573
1,615	21,435	11,594	197	5,467	3,278
11,890	11,894	11,893	12,550	11,898	11,895
—	—	—	20,856	—	—
5,385	37,322	20,950	3,683	11,894	5,309

1,202,989	7,445,973	5,790,465	165,216	2,248,159	708,737
(26,231)	—	—	(48,856)	—	—

1,176,758	7,445,973	5,790,465	116,360	2,248,159	708,737

(514,719)	(4,524,153)	1,761,667	468,920	(1,899,110)	4,195,653

9,822,937	74,906,636	108,499,199	380,951	19,772,985	(364,263)
—	(182,143)	—	—	—	—
461,313	—	596,117	—	—	—
—	—	—	(39,112)	(127,631)	—
(13,030)	—	—	—	45	—
6,178,586	37,349,386	(25,711,310)	558,397	6,736,892	(2,903,966)
(6,631)	—	—	—	(76,181)	—

16,443,175	112,073,879	83,384,006	900,236	26,306,110	(3,268,229)

$15,928,456	$107,549,726	$85,145,673	$1,369,156	$24,407,000	$927,424

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		GLOBAL SCIENCE & TECHNOLOGY FUND

	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006

Operations:
Net investment income (loss)	$(1,207,493)	$6,089,288	$(668,580)	$(1,314,171)
Net realized gain on investments and foreign currency translations	120,333,318	130,484,166	12,981,356	6,249,861
Net realized gain on options written	—	—	47,718	—
Net realized gain on short positions	—	—	—	21,058
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	19,860,226	(98,543,578)	3,641,112	1,779,861

Net increase in net assets resulting from operations	138,986,051	38,029,876	16,001,606	6,736,609

Dividends paid from:
Net investment income	(4,207,840)	(23,612,852)	—	—
Net realized gains	(110,526,195)	(123,744,637)	(5,210,791)	(1,860,003)

	(114,734,035)	(147,357,489)	(5,210,791)	(1,860,003)

Capital share transactions:
Shares sold	52,032,659	130,442,780	20,550,343	66,278,469
Shares issued to holders in reinvestment of dividends	110,575,393	141,564,243	4,944,636	1,820,831
Shares redeemed	(250,164,891)	(486,370,736)	(23,662,326)	(36,009,645)
Redemption fees	16,912	27,471	8,430	39,558

Net increase (decrease)	(87,539,927)	(214,336,242)	1,841,083	32,129,213

Total increase (decrease) in net assets	(63,287,911)	(323,663,855)	12,631,898	37,005,819

Net assets:
Beginning of period	1,381,026,568	1,704,690,423	126,358,812	89,352,993

End of period	$1,317,738,657	$1,381,026,568	$138,990,710	$126,358,812

Undistributed net investment income (loss) included in net assets at end of period	$(5,624,650)	$(209,317)	$(818,135)	$(149,555)

Capital share transactions — shares:
Shares sold	1,247,711	3,073,183	1,374,107	4,659,422
Shares issued to holders in reinvestment of dividends	2,761,623	3,444,385	334,097	137,317
Shares redeemed	(5,997,603)	(11,718,400)	(1,592,454)	(2,638,897)

Net increase (decrease) in shares outstanding	(1,988,269)	(5,200,832)	115,750	2,157,842

See notes to financial statements.

MARCH 31, 2007

HERITAGE GROWTH FUND		INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND

Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006

$(91,345)	$42,790	$(337,268)	$(1,612,059)	$(11,739)	$(99,504)
6,441,726	8,992,963	34,626,593	67,609,292	3,073,349	2,561,582
69,785	—	—	—	—	—
—	—	—	—	—	—
11,512,602	(2,397,326)	53,711,451	(7,047,206)	8,375,708	4,519,447

17,932,768	6,638,427	88,000,776	58,950,027	11,437,318	6,981,525

(23,660)	(386,224)	—	—	(62,484)	—
(7,225,236)	(8,141,020)	(69,456,586)	(9,365)	(2,442,244)	—

(7,248,896)	(8,527,244)	(69,456,586)	(9,365)	(2,504,728)	—

18,098,730	70,694,924	38,202,719	90,728,441	3,711,250	2,977,585
6,995,484	8,190,379	67,578,664	9,068	2,448,543	—
(44,829,598)	(137,309,726)	(48,457,820)	(105,387,826)	(1,522,651)	(2,560,576)
1,851	23,494	7,018	52,133	30	15

(19,733,533)	(58,400,929)	57,330,581	(14,598,184)	4,637,172	417,024

(9,049,661)	(60,289,746)	75,874,771	44,342,478	13,569,762	7,398,549

244,380,352	304,670,098	383,134,639	338,792,161	36,838,542	29,439,993

$235,330,691	$244,380,352	$459,009,410	$383,134,639	$50,408,304	$36,838,542

$(93,338)	$21,667	$(850,022)	$(512,754)	$(139,929)	$(65,706)

1,535,638	6,164,555	1,773,748	4,311,049	1,191,375	1,138,942
596,884	717,196	3,306,197	461	830,015	—
(3,774,317)	(12,096,491)	(2,231,173)	(5,080,255)	(513,127)	(999,753)

(1,641,795)	(5,214,740)	2,848,772	(768,745)	1,508,263	139,189

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006

Operations:
Net investment income (loss)	$(3,782,987)	$(8,206,446)	$(514,719)	$(926,578)
Net realized gain on investments and foreign currency translations	59,403,136	70,834,183	9,809,907	18,831,298
Net realized gain on options written	162,745	—	461,313	28,361
Net realized gain (loss) on short positions	—	—	—	149,589
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	18,500,007	(14,703,647)	6,171,955	(1,980,425)

Net increase in net assets resulting from operations	74,282,901	47,924,090	15,928,456	16,102,245

Dividends paid from:
Net investment income	—	—	—	—
Net realized gains	(67,720,917)	(101,306,137)	(18,395,781)	(8,245,400)

	(67,720,917)	(101,306,137)	(18,395,781)	(8,245,400)

Capital share transactions:
Shares sold	8,018,689	17,003,311	6,211,734	2,557,227
Shares issued to holders in reinvestment of dividends	65,068,973	95,482,943	18,013,951	8,086,056
Shares redeemed	(33,876,221)	(54,449,841)	(3,904,472)	(9,895,964)
Redemption fees	275	2,863	91	126

Net increase (decrease)	39,211,716	58,039,276	20,321,304	747,445

Total increase (decrease) in net assets	45,773,700	4,657,229	17,853,979	8,604,290

Net assets:
Beginning of period	583,901,095	579,243,866	95,507,720	86,903,430

End of period	$629,674,795	$583,901,095	$113,361,699	$95,507,720

Undistributed net investment income (loss) included in net assets at end of period	$(3,782,987)	$—	$(529,588)	$(14,869)

Capital share transactions — shares:
Shares sold	1,168,220	2,506,938	2,184,030	903,762
Shares issued to holders in reinvestment of dividends	9,799,544	14,989,473	6,647,214	3,183,486
Shares redeemed	(4,924,883)	(7,969,522)	(1,384,448)	(3,521,837)

Net increase (decrease) in shares outstanding	6,042,881	9,526,889	7,446,796	565,411

[1]Fund	inception date was February 1, 2006.

See notes to financial statements.

MARCH 31, 2007

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006[1]

$(4,524,153)	$(8,645,084)	$1,761,667	$5,759,674	$468,920	$326,699
74,724,493	101,042,259	108,499,199	80,060,094	380,951	35,569
—	—	596,117	133,119	—	—
—	—	—	(900,860)	(39,112)	—
37,349,386	(72,428,953)	(25,711,310)	(29,137,020)	558,397	414,337

107,549,726	19,968,222	85,145,673	55,915,007	1,369,156	776,605

—	—	(4,575,128)	(8,588,688)	(485,443)	(273,109)
(92,699,099)	(159,627,544)	(84,556,543)	(89,640,909)	(54,563)	—

(92,699,099)	(159,627,544)	(89,131,671)	(98,229,597)	(540,006)	(273,109)

77,831,393	192,646,962	43,281,274	44,209,723	18,056,779	12,884,756
90,344,199	153,540,530	86,009,646	94,863,257	518,352	260,187
(185,716,566)	(329,428,284)	(84,378,262)	(166,979,115)	(3,330,334)	(917,103)
24,692	16,285	1,846	3,571	10,792	696

(17,516,282)	16,775,493	44,914,504	(27,902,564)	15,255,589	12,228,536

(2,665,655)	(122,883,829)	40,928,506	(70,217,154)	16,084,739	12,732,032

1,234,978,099	1,357,861,928	664,624,854	734,842,008	12,732,032	—

$1,232,312,444	$1,234,978,099	$705,553,360	$664,624,854	$28,816,771	$12,732,032

$(6,506,911)	$(1,982,758)	$1,709,574	$4,523,035	$55,727	$72,250

2,055,237	4,994,782	8,214,056	8,200,453	1,577,453	1,280,032
2,431,876	4,151,988	17,133,396	18,822,075	45,616	25,265
(4,889,658)	(8,688,441)	(15,878,530)	(31,046,713)	(299,615)	(90,652)

(402,545)	458,329	9,468,922	(4,024,185)	1,323,454	1,214,645

WASATCH FUNDS — Statements of Changes in Net Assets (continued)	MARCH 31, 2007

	ULTRA GROWTH FUND		U.S. TREASURY FUND
	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006

Operations:
Net investment income (loss)	$(1,899,110)	$(4,286,204)	$4,195,653	$7,369,958
Net realized gain (loss) on investments and foreign currency translations	19,773,030	26,032,281	(364,263)	(157,464)
Net realized gain on options written	—	51,190	—	—
Net realized loss on short positions	(127,631)	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,660,711	(23,377,185)	(2,903,966)	(1,981,422)

Net increase (decrease) in net assets resulting from operations	24,407,000	(1,579,918)	927,424	5,231,072

Dividends paid from:
Net investment income	—	—	(4,195,862)	(9,215,585)
Net realized gains	(21,145,437)	(51,353,961)	—	—

	(21,145,437)	(51,353,961)	(4,195,862)	(9,215,585)

Capital share transactions:
Shares sold	10,176,269	34,763,287	29,149,926	182,225,053
Shares issued to holders in reinvestment of dividends	20,567,611	49,694,426	3,910,770	8,678,644
Shares redeemed	(61,087,996)	(115,021,608)	(35,843,962)	(64,651,364)
Redemption fees	2,265	9,719	21,002	127,924

Net increase (decrease)	(30,341,851)	(30,554,176)	(2,762,264)	126,380,257

Total increase (decrease) in net assets	(27,080,288)	(83,488,055)	(6,030,702)	122,395,744

Net assets:
Beginning of period	306,406,275	389,894,330	204,994,306	82,598,562

End of period	$279,325,987	$306,406,275	$198,963,604	$204,994,306

Undistributed net investment income (loss) included in net assets at end of period	$(1,773,582)	$125,528	$150	$359

Capital share transactions—shares:
Shares sold	411,651	1,344,846	2,083,330	12,942,909
Shares issued to holders in reinvestment of dividends	848,849	2,050,946	280,744	622,640
Shares redeemed	(2,483,741)	(4,609,864)	(2,540,298)	(4,671,486)

Net increase (decrease) in shares outstanding	(1,223,241)	(1,214,072)	(176,224)	8,894,063

See notes to financial statements.

WASATCH FUNDS — Financial Highlights	MARCH 31, 2007

CORE GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005		2004	2003	2002

Net asset value, beginning of period	$41.08	$43.92	$38.49		$33.54	$25.46	$31.57

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.17	0.56		0.13	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	4.31	0.90	6.41		4.84	8.09	(3.97)
Net increase from payment by affiliate	—	—	—	[1]	—	—	—

Total from investment operations	4.28	1.07	6.97		4.97	8.08	(3.98)

Redemption fees (see Note 2)	— [1]	— [1]	—	[1]	— [1]	— [1]	0.01

Less distributions:
Dividends from net investment income	(0.14)	(0.63)	(0.22)		(0.02)	—	—
Distributions from net realized gains	(3.56)	(3.28)	(1.32)		—	—	(2.14)

Total distributions	(3.70)	(3.91)	(1.54)		(0.02)	—	(2.14)

Net asset value, end of period	$41.66	$41.08	$43.92		$38.49	$33.54	$25.46

Total return[2] [4]	10.77%	2.46%	18.58%		14.80%	31.68%	(13.73)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,317,739	$1,381,027	$1,704,690		$1,496,969	$1,318,341	$1,062,944
Ratio of expenses to average net assets[3]	1.20%	1.17%	1.20%		1.21%	1.25%	1.29%
Ratio of net investment income (loss) to average net assets[3]	(0.18)%	0.38%	1.30%		0.34%	(0.02)%	(0.02)%
Portfolio turnover rate[2]	25%	42%	42%		47%	47%	76%

GLOBAL SCIENCE & TECHNOLOGY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005		2004	2003	2002
Net asset value, beginning of period	$13.97	$12.98	$10.15		$10.73	$6.38	$8.02

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.14)	(0.16)		(0.18)	(0.13)	(0.15)
Net realized and unrealized gains (losses) on investments	1.87	1.40	2.99		(0.41)	4.47	(1.34)
Net increase from payment by affiliate	—	—	—	[1]	—	—	—

Total from investment operations	1.80	1.26	2.83		(0.59)	4.34	(1.49)

Redemption fees (see Note 2)	— [1]	— [1]	—	[1]	0.01	0.01	0.03

Less distributions:
Distributions from net realized gains	(0.59)	(0.27)	—		—	—	(0.18)

Total distributions	(0.59)	(0.27)	—		—	—	(0.18)

Net asset value, end of period	$15.18	$13.97	$12.98		$10.15	$10.73	$6.38

Total return2 5	12.96%	9.81%	27.88%		(5.49)%	68.34%	(18.83)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$138,991	$126,359	$89,353		$69,301	$51,517	$20,811
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	1.90%	1.94%	1.95%		1.95%	1.95%	1.95%
Before waivers and reimbursements[3]	1.90%	1.94%	1.97%		1.97%	2.13%	2.42%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(0.99)%	(1.15)%	(1.52)%		(1.66)%	(1.87)%	(1.90)%
Before waivers and reimbursements[3]	(0.99)%	(1.15)%	(1.54)%		(1.68)%	(2.05)%	(2.37)%
Portfolio turnover rate[2]	50%	58%	80%		55%	88%	95%
[1]Represents	amounts less than $.005 per share.

[2]Not	annualized for periods less than one year.

[3]Annualized.
4In

2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Fund’s cross-trading policies. Excluding this item, the total return would have been 18.55%.

5In	2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	MARCH 31, 2007

HERITAGE GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30

(for a share outstanding throughout each period)	2007	2006		2005		2004[1]
Net asset value, beginning of period	$11.40	$11.43		$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	—	[2]	0.02		—	[2]
Net realized and unrealized gains (losses) on investments	0.84	0.28		1.55		(0.14)
Net increase from payment by affiliate	—	—		—	[2]	—

Total from investment operations	0.83	0.28		1.57		(0.14)

Redemption fees (see Note 2)	— [2]	—	[2]	—	[2]	—	[2]

Less distributions:
Dividends from net investment income	— [2]	(0.01)		—		—
Distributions from net realized gains	(0.35)	(0.30)		—	[2]	—

Total distributions	(0.35)	(0.31)		—	[2]	—

Net asset value, end of period	$11.88	$11.40		$11.43		$9.86

Total return3 6	7.35%	2.46%		15.95%		(1.40)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$235,331	$244,380		$304,670		$128,136
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%		0.95%		0.95%
Before waivers and reimbursements[4]	0.98%	0.95%		0.99%		1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.07)%	0.01%		0.17%		(0.01)%
Before waivers and reimbursements[4]	(0.10)%	0.01%		0.13%		(0.32)%
Portfolio turnover rate[3]	26%	54%		36%		5%

INTERNATIONAL GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2007	2006		2005		2004		2003		2002[5]
Net asset value, beginning of period	$21.83	$18.50		$14.71		$12.06		$8.85		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.09)		(0.10)		(0.11)		(0.07)		(0.03)
Net realized and unrealized gains (losses) on investments	4.73	3.42		3.91		2.76		3.28		(1.13)
Net increase from payment by affiliate	—	—		0.01		—		—		—

Total from investment operations	4.72	3.33		3.82		2.65		3.21		(1.16)

Redemption fees (see Note 2)	— [2]	—	[2]	—	[2]	—	[2]	—	[2]	0.01

Less distributions:
Distributions from net realized gains	(4.05)	—	[2]	(0.03)		—		—		—

Total distributions	(4.05)	—	[2]	(0.03)		—		—		—

Net asset value, end of period	$22.50	$21.83		$18.50		$14.71		$12.06		$8.85

Total return3 7 8	23.48%	18.00%		26.02%		21.97%		36.27%		(11.50)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$459,009	$383,135		$338,792		$196,990		$44,482		$18,008
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.76%	1.78%		1.84%		1.92%		1.95%		1.95%
Before waivers and reimbursements[4]	1.76%	1.78%		1.84%		1.92%		2.30%		4.26%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.16)%	(0.42)%		(0.64)%		(1.06)%		(1.12)%		(1.39)%
Before waivers and reimbursements[4]	(0.16)%	(0.42)%		(0.64)%		(1.06)%		(1.47)%		(3.70)%
Portfolio turnover rate[3]	35%	64%		32%		31%		62%		3%

[1]Fund	inception date was June 18, 2004.

[2]Represents	amounts less than $.005 per share.

[3]Not	annualized for periods less than one year.

[4]Annualized.

[5]	Fund inception date was June 28, 2002.
6In	2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

7In

2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

8In	2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

See notes to financial statements.

MARCH 31, 2007

INTERNATIONAL OPPORTUNITIES FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005[1]

Net asset value, beginning of period	$2.71	$2.19	$2.00

Income (loss) from investment operations:
Net investment loss	— [2]	(0.01)	—	[2]
Net realized and unrealized gains on investments	0.81	0.53	0.19

Total from investment operations	0.81	0.52	0.19

Redemption fees (see Note 2)	— [2]	— [2]	—	[2]

Less distributions:
Dividends from net investment income	— [2]	—	—
Distributions from net realized gains	(0.18)	—	—

Total distributions	(0.18)	—	—

Net asset value, end of period	$3.34	$2.71	$2.19

Total return[3]	30.96%	23.74%	9.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$50,408	$36,839	$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.25%	2.25%	2.25%
Before waivers and reimbursements[4]	2.51%	2.62%	3.09%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.06)%	(0.29)%	(0.21)%
Before waivers and reimbursements[4]	(0.32)%	(0.66)%	1.05%
Portfolio turnover rate[3]	28%	43%	12%

MICRO CAP FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005		2004	2003	2002
Net asset value, beginning of period	$6.79	$7.58	$7.05		$6.98	$5.01	$5.64

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.10)	(0.11)		(0.15)	(0.12)	(0.14)
Net realized and unrealized gains on investments	0.89	0.65	1.70		0.81	2.43	0.11
Net increase from payment by affiliate	—	—	—	[2]	—	—	—

Total from investment operations	0.85	0.55	1.59		0.66	2.31	(0.03)

Redemption fees (see Note 2)	— [2]	— [2]	—	[2]	— [2]	— [2]	— [2]

Less distributions:
Distributions from net realized gains	(0.80)	(1.34)	(1.06)		(0.59)	(0.34)	(0.60)

Total distributions	(0.80)	(1.34)	(1.06)		(0.59)	(0.34)	(0.60)

Net asset value, end of period	$6.84	$6.79	$7.58		$7.05	$6.98	$5.01

Total return[3] [5]	12.94%	8.51%	26.42%		9.96%	50.28%	(1.41)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$629,675	$583,901	$579,244		$518,291	$517,179	$327,548
Ratio of expenses to average net assets[4]	2.14%	2.14%	2.18%		2.19%	2.24%	2.28%
Ratio of net investment loss to average net assets[4]	(1.23)%	(1.39)%	(1.58)%		(1.95)%	(2.13)%	(2.21)%
Portfolio turnover rate[3]	22%	46%	50%		56%	50%	62%
[1]Fund	inception date was January 27, 2005.

[2]Represents	amounts less than $.005 per share.

[3]Not	annualized for periods less than one year.

[4]Annualized.
5In	2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	MARCH 31, 2007

MICRO CAP VALUE FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$2.93	$2.72	$2.57	$2.09	$2.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.03)	(0.04)	(0.05)	(0.01)
Net realized and unrealized gains on investments	0.47	0.50	0.49	0.53	0.10
Net increase from payment by affiliate	—	—	— [2]	—	—

Total from investment operations	0.46	0.47	0.45	0.48	0.09

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	—	[2]

Less distributions:
Distributions from net realized gains	(0.56)	(0.26)	(0.30)	— [2]	—

Total distributions	(0.56)	(0.26)	(0.30)	—	—

Net asset value, end of period	$2.83	$2.93	$2.72	$2.57	$2.09

Total return3 5	16.65%	18.89%	19.87%	23.06%	4.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$113,362	$95,508	$86,903	$84,835	$70,706
Ratio of expenses to average net assets:
Net of waivers and reimbursements4 6	2.25%	2.25%	2.25%	2.27%	2.50%
Before waivers and reimbursements[4]	2.30%	2.33%	2.36%	2.38%	2.73%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.98)%	(0.99)%	(1.41)%	(1.76)%	(1.97)%
Before waivers and reimbursements[4]	(1.03)%	(1.07)%	(1.52)%	(1.87)%	(2.20)%
Portfolio turnover rate[3]	49%	95%	85%	101%	4%

SMALL CAP GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004	2003		2002
Net asset value, beginning of period	$36.99	$41.23	$34.94	$32.43	$23.83		$26.18

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.26)	(0.25)	(0.33)	(0.28)		(0.35)
Net realized and unrealized gains (losses) on investments	3.43	0.84	7.32	3.01	8.88		(1.55)
Net increase from payment by affiliate	—	—	— [2]	—	—		—

Total from investment operations	3.29	0.58	7.07	2.68	8.60		(1.90)

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	—	[2]	— [2]

Less distributions:
Distributions from net realized gains	(2.92)	(4.82)	(0.78)	(0.17)	—	[2]	(0.45)

Total distributions	(2.92)	(4.82)	(0.78)	(0.17)	—		(0.45)

Net asset value, end of period	$37.36	$36.99	$41.23	$34.94	$32.43		$23.83

Total return3 7	8.95%	1.40%	20.73%	8.27%	36.15%		(7.53)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,232,312	$1,234,978	$1,357,862	$1,191,702	$1,134,398		$735,417
Ratio of expenses to average net assets4 8	1.19%	1.18%	1.18%	1.20%	1.25%		1.31%
Ratio of net investment loss to average net assets[4]	(0.72)%	(0.64)%	(0.62)%	(0.91)%	(1.08)%		(1.25)%
Portfolio turnover rate[3]	23%	41%	36%	41%	63%		51%

1Fund inception date was July 28, 2003.

2Represents amounts less than $.005 per share.

3Not annualized for periods less than one year.

4Annualized.

5In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

6On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

7In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than .01%.

8In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

See notes to financial statements.

MARCH 31, 2007

SMALL CAP VALUE FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005		2004		2003		2002

Net asset value, beginning of period	$5.29	$5.67	$5.54		$4.62		$3.21		$3.76

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.05		(0.01)		(0.02)		(0.02)
Net realized and unrealized gains (losses) on investments	0.67	0.36	0.86		0.93		1.43		(0.43)
Net increase from payment by affiliate	—	—	—	[1]	—		—		—

Total from investment operations	0.69	0.41	0.91		0.92		1.41		(0.45)

Redemption fees (see Note 2)	— [1]	— [1]	—	[1]	—	[1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	—		—		—		—
Distributions from net realized gains	(0.71)	(0.72)	(0.78)		—	[1]	—		(0.10)

Total distributions	(0.75)	(0.79)	(0.78)		—		—		(0.10)

Net asset value, end of period	$5.23	$5.29	$5.67		$5.54		$4.62		$3.21

Total return4 5	13.54%	7.88%	19.47%		19.73%		43.93%		(12.35)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$705,553	$664,625	$734,842		$734,266		$651,261		$428,082
Ratio of expenses to average net assets[2]	1.68%	1.68%	1.72%		1.73%		1.78%		1.81%
Ratio of net investment income (loss) to average net assets[2]	0.51%	0.81%	0.94%		(0.26)%		(0.43)%		(0.44)%
Portfolio turnover rate[4]	48%	40%	43%		56%		69%		69%

STRATEGIC INCOME FUND	Six Months Ended March 31 (Unaudited)	Period Ended September 30
(for a share outstanding throughout each period)	2007	2006[3]
Net asset value, beginning of period	$10.48	$10.00

Income from investment operations:
Net investment income	0.24	0.31
Net realized and unrealized gains on investments	0.95	0.44

Total from investment operations	1.19	0.75

Redemption fees (see Note 2)	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.28)	(0.27)
Distributions from net realized gains	(0.04)	—

Total distributions	(0.32)	(0.27)

Net asset value, end of period	$11.35	$10.48

Total return[4]	11.39%	7.58%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$28,817	$12,732
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements[2]	1.15%	0.95%
Before waivers and reimbursements[2]	1.64%	2.66%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Net of waivers and reimbursements[2]	0.95%	0.95%
Before waivers and reimbursements[2]	1.44%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	4.66%	5.40%
Before waivers and reimbursements[2]	4.17%	3.69%
Portfolio turnover rate[4]	33%	14%
[1]	Represents amounts less than $.005 per share.

[2]	Annualized.

[3]	Fund inception date was February 1, 2006.
[4]	Not annualized for periods less than one year.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	MARCH 31, 2007

ULTRA GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004	2003	2002

Net asset value, beginning of period	$24.09	$27.98	$24.07	$25.43	$16.52	$19.15

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.34)	(0.38)	(0.42)	(0.29)	(0.25)
Net realized and unrealized gains (losses) on investments	2.14	0.23	5.26	(0.68)	9.19	(1.48)
Net increase from payment by affiliate	—	—	— [1]	—	—	—

Total from investment operations	1.98	(0.11)	4.88	(1.10)	8.90	(1.73)

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	0.01	0.02

Less distributions:
Distributions from net realized gains	(1.78)	(3.78)	(0.97)	(0.26)	—	(0.92)

Total distributions	(1.78)	(3.78)	(0.97)	(0.26)	—	(0.92)

Net asset value, end of period	$24.29	$24.09	$27.98	$24.07	$25.43	$16.52

Total return2 5	8.29%	(0.48)%	21.00%	(4.44)%	53.93%	(9.74)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$279,326	$306,406	$389,894	$427,013	$538,939	$277,404
Ratio of expenses to average net assets[3]	1.50%	1.48%	1.50%	1.50%	1.57%	1.71%
Ratio of net investment loss to average net assets[3]	(1.27)%	(1.19)%	(1.30)%	(1.39)%	(1.50)%	(1.67)%
Portfolio turnover rate[2]	24%	76%	65%	67%	76%	78%

U.S. TREASURY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.12	$14.68	$13.77	$13.68	$14.04	$12.97

Income (loss) from investment operations:
Net investment income	0.30	0.39	0.45	0.70	0.72	0.66
Net realized and unrealized gains (losses) on investments	(0.25)	(0.24)	1.05	0.11	(0.48)	1.17

Total from investment operations	0.05	0.15	1.50	0.81	0.24	1.83

Redemption fees (see Note 2)	— [1]	0.01	0.01	0.01	0.03	0.01

Less distributions:
Dividends from net investment income	(0.30)	(0.72)	(0.60)	(0.73)	(0.63)	(0.77)

Total distributions	(0.30)	(0.72)	(0.60)	(0.73)	(0.63)	(0.77)

Net asset value, end of period	$13.87	$14.12	$14.68	$13.77	$13.68	$14.04

Total return[2]	0.33%	1.21%	11.41%	6.27%	2.17%	15.38%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$198,964	$204,994	$82,599	$45,088	$67,134	$83,879
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	0.70%	0.72%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements[3]	0.70%	0.72%	0.86%	0.94%	0.91%	0.98%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[3]	4.15%	4.21%	4.01%	4.50%	4.67%	5.51%
Before waivers and reimbursements[3]	4.15%	4.21%	3.90%	4.31%	4.51%	5.28%
Portfolio turnover rate[2]	3%	2%	19%	4%	37%	22%

1Represents amounts less than $.005 per share.

2Not annualized for periods less than one year.

3Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Notes to Financial Statements	MARCH 31, 2007 (UNAUDITED)

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 12 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income and Ultra Growth Funds (collectively the “Equity Funds”) are non-diversified funds and the Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) is a diversified fund. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor”) as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with United States of America generally accepted accounting principles (“GAAP”). The following is a summary of significant policies related to investments of the Funds held at March 31, 2007.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on any exchange or market on a given day, then the option is valued at the most recent bid price. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow- on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as SPDRs and other exchange traded funds (ETFs); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

As of March 31, 2007, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	1.40%
Global Science & Technology Fund	0.61%
Heritage Growth Fund	—
International Growth Fund	0.49%
International Opportunities Fund	1.68%
Micro Cap Fund	0.85%
Micro Cap Value Fund	1.41%
Small Cap Growth Fund	1.98%
Small Cap Value Fund	2.43%
Strategic Income Fund	3.00%
Ultra Growth Fund	2.98%
U.S. Treasury Fund	—

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevailing on the

WASATCH FUNDS — Notes to Financial Statements (continued)

transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks.

At March 31, 2007, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Market Value of Currency
International Growth Fund
Australian Dollar	$1	$1
Hong Kong Dollar	42,086	42,082
Japanese Yen	15,994	15,893
Singapore Dollar	125,453	125,466

	$183,534	$183,442

International Opportunities Fund
Australian Dollar	$7,443	$7,443
Hong Kong Dollar	6,217	6,216
Japanese Yen	15,471	15,328
Singapore Dollar	12,129	12,130

	$41,260	$41,117

Micro Cap Fund
Hong Kong Dollar	$36,261	$36,258
Taiwan Dollar	199,394	198,602

	$235,655	$234,860

Micro Cap Value Fund
Hong Kong Dollar	$8,064	$8,063
Small Cap Value Fund
Hong Kong Dollar	$26,722	$26,719
Strategic Income Fund
Singapore Dollar	$12,155	$12,156
Korean Won	1,864	1,864

	$14,019	$14,020

Ultra Growth Fund
Indian Rupee	$115,271	$115,271

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Options Transactions — The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

MARCH 31, 2007 (UNAUDITED)

Use of Management Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income for the Strategic Income and U.S. Treasury Funds, which are declared and paid quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations.

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2007 are summarized below:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Purchases	$331,422,007	$65,761,249	$62,004,948	$144,488,504	$14,390,638	$133,756,653
Sales	(558,580,286)	(69,175,595)	(91,556,917)	(152,330,791)	(12,122,170)	(186,116,230)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Purchases	$48,880,052	$283,395,004	$321,081,787	$19,543,632	$68,878,275
Sales	(52,979,215)	(429,384,180)	(364,299,321)	(6,452,616)	(128,965,408)

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $6,322,500 and $(14,503,064), respectively.

WASATCH FUNDS — Notes to Financial Statements (continued)

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2007 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Global Science & Technology Fund
Premium amount	$—	$73,065	$(28,479)	$—	$(26,212)	$18,374
Number of contracts	—	328	(53)	—	(125)	150
Heritage Growth Fund
Premium amount	$—	$77,535	$—	$—	$(69,785)	$7,750
Number of contracts	—	825	—	—	(725)	100
Micro Cap Fund
Premium amount	$—	$162,745	$—	$—	$(162,745)	$—
Number of contracts	—	2,100	—	—	(2,100)	—
Micro Cap Value Fund
Premium amount	$71,028	$630,818	$(63,097)	$(29,946)	$(375,399)	$233,404
Number of contracts	450	5,431	(300)	(205)	(2,484)	2,892
Small Cap Value Fund
Premium amount	$230,882	$922,186	$(238,081)	$(171,135)	$(261,461)	$482,391
Number of contracts	1,500	7,195	(1,890)	(1,174)	(1,354)	4,277
Ultra Growth Fund
Premium amount	$—	$18,525	$—	$—	$—	$18,525
Number of contracts	—	190	—	—	—	190

6. FEDERAL INCOME TAX INFORMATION

As of March 31, 2007, the cost and unrealized appreciation (depreciation) of securities, excluding written options and securities sold short, on a tax basis were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Cost	$1,034,757,075	$122,164,012	$206,278,057	$333,452,026	$34,266,926	$494,456,872

Gross appreciation	$323,535,476	$22,746,879	$38,644,383	$141,864,568	$17,705,828	$161,337,432
Gross (depreciation)	(30,163,425)	(6,802,915)	(9,162,762)	(8,117,518)	(1,556,628)	(27,232,253)

Net appreciation	$293,372,051	$15,943,964	$29,481,621	$133,747,050	$16,149,200	$134,105,179

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$90,766,867	$929,240,924	$599,448,096	$26,017,304	$232,755,816	$197,279,790

Gross appreciation	$23,528,792	$319,467,932	$120,686,292	$1,587,211	$53,448,603	$2,527,848
Gross (depreciation)	(3,967,060)	(45,996,177)	(20,102,222)	(1,071,023)	(13,198,253)	(1,259,748)

Net appreciation	$19,561,732	$273,471,755	$100,584,070	$516,188	$40,250,350	$1,268,100

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

MARCH 31, 2007 (UNAUDITED)

The components of accumulated earnings on a tax basis as of September 30, 2006 were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Undistributed ordinary income	$—	$—	$23,657	$—	$—	$—
Undistributed capital gains	96,409,958	4,818,138	7,225,246	59,539,561	2,177,148	54,244,190

Accumulated earnings	96,409,958	4,818,138	7,248,903	59,539,561	2,177,148	54,244,190
Accumulated capital and other losses	—	—	—	—	—	—
Other undistributed ordinary losses	(209,317)	(66,023)	(1,991)	(194,099)	(30,608)	—
Net unrealized appreciation*	272,936,574	12,674,081	17,095,469	79,664,557	7,738,767	115,605,041

Total accumulated earnings	$369,137,215	$17,426,196	$24,342,381	$139,010,019	$9,885,307	$169,849,231

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$4,854,052	$—	$12,833,283	$131,066	$722,080	$359
Undistributed capital gains	12,079,649	82,763,654	61,239,054	—	12,926,978	—

Accumulated earnings	16,933,701	82,763,654	74,072,337	131,066	13,649,058	359
Accumulated capital and other losses	—	—	—	—	—	(5,748,839)
Other undistributed ordinary losses	(14,869)	—	(52,094)	(15,868)	(7,592)	—
Net unrealized appreciation*	13,302,910	233,838,199	126,150,117	405,592	32,936,601	4,172,066

Total accumulated earnings	$30,221,742	$316,601,853	$200,170,360	$520,790	$46,578,067	$(1,576,414)

[1]Inception	date of the Fund was February 1, 2006.

*On	investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards expire September 30:

Fund	2008	2009	2010
U.S. Treasury Fund	$485,296	$4,318,964	$831,495

The U.S. Treasury Fund had $113,084 of post-October capital losses. The Core Growth, Global Science & Technology, International Growth, Micro Cap Value, Small Cap Value and Ultra Growth Funds had $209,317, $66,024, $194,099, $6,617, $52,093 and $7,592, respectively, of post-October currency losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

The tax character of distributions paid during the period ended September 30, 2006 was as follows:

2006	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary income	$25,301,016	$—	$5,846,002	$—	$—	$9,692,672
Capital gain	122,056,473	1,860,003	2,681,242	9,365	—	91,613,465

Total	$147,357,489	$1,860,003	$8,527,244	$9,365	$—	$101,306,137

2006	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$2,115,580	$3,535,845	$17,898,270	$273,109	$5,104,375	$9,215,585
Capital gain	6,129,820	156,091,699	80,331,327	—	46,249,586	—

Total	$8,245,400	$159,627,544	$98,229,597	$273,109	$51,353,961	$9,215,585

1Inception date of the Fund was February 1, 2006.

WASATCH FUNDS — Notes to Financial Statements (continued)

The tax character of distributions paid during the period ended September 30, 2005 was as follows:

2005	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund[1]	Micro Cap Fund
Ordinary income	$9,428,971	$—	$45,181	$—	$—	$3,229,671
Capital gain	50,650,388	—	—	411,692	—	74,334,485

Total	$60,079,359	$—	$45,181	$411,692	$—	$77,564,156

2005	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$8,935,853	$—	$24,887,725	$—	$2,078,313
Capital gain	947,139	26,587,298	78,849,850	16,837,407	—

Total	$9,882,992	$26,587,298	$103,737,575	$16,837,407	$2,078,313

[1]Inception	date of the Fund was January 27, 2005.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2008. Investment advisory fees and fees waived, if any, for the period ended March 31, 2007 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Advisory Fee	1.00%	1.50%	0.70%	1.50%	2.00%	2.00%
Expense Limitation	1.50%	1.95%	0.95%	1.95%	2.25%	2.50%

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	U.S. Treasury Fund
Advisory Fee	2.00%	1.00%	1.50%	0.70%	1.25%	0.50%
Expense Limitation	2.25%	1.50%	1.95%	0.95%	1.75%	0.75%

Affiliated Interests — An officer of the Funds owns approximately 15% and 9% of the shares outstanding of the International Opportunities and Strategic Income Funds, respectively, as of March 31, 2007.

MARCH 31, 2007 (UNAUDITED)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended March 31, 2007 with “affiliated companies” as so defined:

	Share Activity					Dividends Credited to Income for the Six Months ended 3/31/07	Gain (Loss) Realized on Sale of Shares for the Six Months ended 3/31/07
	Balance 9/30/06	Purchases	Sales	Balance 3/31/07
Micro Cap Fund
AutoInfo, Inc.	2,206,015	—	—	2,206,015		$—	$—
Bri-Chem Corp.	—	969,640	—	969,640		—
Enpath Medical, Inc.	436,825	—	37,388	399,437		—	64,238
Epic Bancorp	192,400	13,468	—	205,868		15,392	—
inTEST Corp.	528,550	56,125	—	584,675		—	—
SM&A	1,341,985	110,040	—	1,452,025		—	—
VNUS Medical Technologies, Inc.	918,051	61,801	—	979,852		—	—

						$15,392	$64,238

Small Cap Growth Fund
Power Integrations, Inc.	1,455,490	29,140	480,801	1,003,829	*	$—	$(182,143)

Small Cap Value Fund
Vitran Corp., Inc.	680,315	8,710	—	689,025		$—	$—

*No	longer affiliated as of March 31, 2007.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2007, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

Brantley Mezzanine Finance, LLC	Common Units	9/21/04	$60,000	$—	—
DataPath, Inc.	Common Stock	6/23/06	7,602,980	5,252,968	0.40%
Solar Capital, LLC	Common Stock	3/7/07	13,200,900	13,200,900	1.00%

			$20,863,880	$18,453,868	1.40%

Global Science & Technology Fund

Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	366,604	0.26%
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	43,884	0.03%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/19/07	237,144	214,213	0.15%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	111,107	111,107	0.08%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	150,000	105,000	0.08%
QRSciences Holdings Ltd.	Warrants	2/7/07	—	—	—
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	7,076	7,076	0.01%

			$969,544	$847,884	0.61%

International Opportunities Fund

Bayou Bend Petroleum Ltd. PIPE	Common Stock	2/5/07	$147,123	$223,539	0.44%
QRSciences Holdings Ltd.	Warrants	2/7/07	—	—	—
Star Asia Finance Ltd.	Common Stock	2/22/07	623,800	623,800	1.24%

			$770,923	$847,339	1.68%

WASATCH FUNDS — Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Micro Cap Fund

Bayou Bend Petroleum Ltd. PIPE	Common Stock	2/5/07	$2,037,224	$3,095,364	0.49%
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	1,540,000	0.25%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,000,000	700,000	0.11%

			$4,577,224	$5,335,364	0.85%

Micro Cap Value Fund

Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
Bayou Bend Petroleum Ltd. PIPE	Common Stock	2/5/07	352,865	536,145	0.47%
Electro-Optical Sciences, Inc.	Warrants	10/31/06	—	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Farallon Resources Ltd.	Warrants	12/21/06	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	419,000	0.37%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	500,004	0.44%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	200,000	140,000	0.13%
QRSciences Holdings Ltd.	Warrants	2/7/07	—	—	—

			$1,471,869	$1,595,149	1.41%

Small Cap Growth Fund

Elder Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.05%
Fluidigm Corp., Series E	Preferred Stock	12/22/06	2,500,000	2,500,000	0.20%
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	586,550	0.05%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/19/07	2,371,435	2,142,129	0.18%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/16/07	285,000	268,519	0.02%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	2,000,000	0.16%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	1,485,102	1,485,102	0.12%
Orexigen Therapeutics, Inc., Series C	Preferred Stock	11/21/06	1,000,001	1,000,001	0.08%
Orqis Medical Corp., Series D	Preferred Stock	2/28/07	1,200,000	1,200,000	0.10%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	2,000,000	1,400,000	0.11%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	504,267	0.04%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,500,000	1,343,162	0.11%

			$17,542,842	$15,001,158	1.22%

Small Cap Value Fund

Brantley Mezzanine Finance, LLC	Common Units	9/21/04	$40,000	$—	—
Commonwealth Bankshares, Inc. PIPE	Common Stock	10/24/06	4,680,000	4,080,384	0.58%
Solar Capital, LLC	Common Stock	3/7/07	7,079,100	7,079,100	1.00%
Star Asia Finance Ltd.	Common Stock	2/22/07	6,000,000	6,000,000	0.85%

			$17,799,100	$17,159,484	2.43%

Strategic Income Fund

Commonwealth Bankshares, Inc. PIPE	Common Stock	10/24/06	$130,000	$113,344	0.39%
Goldwater Bank, N.A.	Common Stock	2/28/07	81,000	81,000	0.28%
Solar Capital, LLC	Common Stock	3/7/07	294,000	294,000	1.02%
Star Asia Finance Ltd.	Common Stock	2/22/07	376,200	376,200	1.31%

			$881,200	$864,544	3.00%

MARCH 31, 2007 (UNAUDITED)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Ultra Growth Fund

Elder Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.20%
Electro-Optical Sciences, Inc.	Warrants	10/31/06	—	—	—
Farallon Resources Ltd.	Warrants	12/21/06	—	—	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/19/07	2,134,292	1,927,917	0.69%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/16/07	285,000	268,519	0.10%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	500,001	0.18%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	403,796	403,796	0.14%
Ophthonix, Inc., Series C	Preferred Stock	9/23/05	500,000	844,758	0.30%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,500,000	1,050,000	0.38%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	151,395	0.05%
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	999,998	0.36%
Transoma Medical, Inc., Series B	Preferred Stock	1/20/06	475,001	604,823	0.22%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	99,065	99,065	0.04%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,000,000	895,441	0.32%

			$8,699,487	$8,317,141	2.98%

LP Limited Partnership Interest

PIPE Private Investment in a Public Equity

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2007 were $260,000, $2,600,000 and $2,340,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Elder Health, Inc., Series G Pfd. The remaining commitment amounts at March 31, 2007 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2007 were $1,215,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

11. CONTINGENT PAYMENTS

In February 2006, GeneOhm Sciences, Inc., a holding in the Small Cap Growth and Ultra Growth Funds, was acquired by Becton, Dickinson and Company. The purchase price consisted of an up-front cash payment and may include additional contingent payments up to $1,202,820 and $361,190, respectively, based on future events occurring on or before December 31, 2007.

WASATCH FUNDS — Directors and Officers

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	12	None

Independent Directors

James U. Jensen, J.D., MBA 44 North Wolcott Salt Lake City, UT 84103 Age 62	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) since 2001; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	12	Private companies and foundations only.

William R. Swinyard, Ph.D. 470 S. Woodland Hills Drive Woodland Hills, UT 84653 Age 66	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	12	None

D. James Croft, Ph.D. 12030 Sunrise Valley Drive, Suite 200 Reston, VA 20191 Age 65	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	12	None

1Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

2Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

3Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

MARCH 31, 2007 (UNAUDITED)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers

Venice F. Edwards, CFA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 56	Vice President	Indefinite Served as Vice President since September 2004	Senior Compliance Officer for the Advisor since 2006; Chief Compliance Officer for the Advisor from 2004 to 2006; Treasurer of the Funds from 1996 to 2007; Director of Compliance for the Advisor from 1995 to 2004 and Secretary of the Advisor since 1999.	Not Applicable	Not Applicable

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 37	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.	Not Applicable	Not Applicable

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Chief Compliance Officer and Vice President	Served as Chief Compliance Officer and Vice President since February 2007	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.	Not Applicable	Not Applicable

Melanie L. Hulett 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 30	Treasurer and Secretary	Indefinite Served as Treasurer and Secretary since February 2007	Treasurer and Secretary for Wasatch Funds since February 2007; Assistant Treasurer for Wasatch Funds from November 2006 to February 2007; Senior Fund Administrator for the Advisor since 2005; Compliance Officer at U.S. Bancorp Fund Services, LLC from 2001 to 2005.	Not Applicable	Not Applicable

WASATCH FUNDS — Supplemental Information

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

DISCLOSURE REGARDING BOARD APPROVALS

THE APPROVAL PROCESS

At a meeting held on February 21, 2007 (the “Meeting”), the Board of Directors of the Company, including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between Wasatch Funds, Inc. and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each Fund and the Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (the “Sub-Advisor”).

To assist the Board in its evaluation of the Advisory Contract and Sub-Advisory Agreement, the Independent Directors met with independent counsel in Executive Sessions on February 7, 2007 and February 20, 2007. In advance of these meetings, the Board received materials and other information which outlined, among other things:

•	The terms and conditions of the Advisory Contract and Sub-Advisory Agreement, including the nature, extent and quality of services provided by the Advisor and Sub-Advisor;
•	The organization and business operations of the Advisor and Sub-Advisor, including the experience of persons who will manage the respective Fund;
•

The profitability of the Advisor from serving as advisor to the respective Fund (as well as financial information regarding the Sub-Advisor, profitability analysis for advisors to unaffiliated investment companies and the expenses of the Advisor in providing the services);

•

The management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fee schedule for other clients;

•	The sub-advisory fees of the Sub-Advisor with respect to the U.S. Treasury Fund (including the Sub-Advisor’s fee schedule for other clients);
•	The expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•

The respective Fund’s past performance as well as such Fund’s performance compared to funds of similar investment objectives compiled by independent third parties and with recognized benchmarks; and from independent counsel, a legal memorandum outlining, among other things, the duties of the Independent Directors under the Investment Company Act of 1940 (the “1940 Act”), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

The information provided for the Meeting supplements the information the Board receives throughout the year regarding a Fund’s performance, expense ratios, portfolio composition, trade execution and sales activity. At an Execution Session held on November 14, 2006, the Independent Directors reviewed with independent legal counsel the legal framework and their duties in reviewing advisory contracts. At an Executive Session on February 7, 2007, the Independent Directors also discussed the materials provided, their duties in reviewing and approving advisory contracts, outstanding issues or other concerns and requested certain additional information in preparation for the Meeting. The Independent Directors, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor; (b) the investment performance of the respective Fund as available (as described in further detail in Section (B) below); (c) the profits to be realized by the Advisor from the relationship with the Fund; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Directors also met in Executive Session with independent counsel on February 20, 2007 to further discuss the Advisory Contract and Sub-Advisory Agreement and to review additional information provided by the Advisor and Sub-Advisor, including performance and fees.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and Sub-Advisor’s services, the Independent Directors reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisor provide to the respective Fund; the performance record of the applicable Fund; and

MARCH 31, 2007 (UNAUDITED)

information describing the Advisor’s and Sub-Advisor’s organization and business. In connection with their service as Independent Directors of the Company, the Independent Directors also periodically have met with the Advisor’s and Sub-Advisor’s personnel and have evaluated their professional experience, qualifications and credentials. Given the Independent Directors’ experience with the Funds, Advisor and Sub-Advisor, the Independent Directors were familiar with and have a good understanding of the organization, operations, investment philosophy and personnel of the Advisor and Sub-Advisor.

In connection with their review of the advisory services being provided, the Independent Directors considered the investment philosophy and investment mandates of each Fund and whether the Advisor and Sub-Advisor (as applicable) have performed consistently with such philosophy and mandates. In this regard, the Directors believe that the Advisor and Sub-Advisor have consistently applied their traditional investment philosophy and processes in managing the applicable Funds. The Directors further noted the Advisor’s management process is research intensive (reviewing, among other things, the ratio of total assets to portfolio management personnel compared to that of other unaffiliated advisors) and recognized the Advisor’s considerable investment and commitment to expanding and developing its research staff to continue to provide quality advisory services. In its review of staffing, the Independent Directors also considered the changes or additions to the personnel involved with the portfolio management of the respective Funds. The Independent Directors also reviewed the compensation arrangements of the Wasatch personnel to evaluate the Advisor’s ability to attract and retain key employees, including portfolio managers, preserve stability and provide for appropriate succession planning, and reward performance. In light of the regulatory emphasis on compliance, in reviewing the services that have been provided to the Funds, the Independent Directors also considered the Advisor’s compliance structure, regulatory history and additions to the compliance and legal department.

In their review of services, the Independent Directors also evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Contract provide that the Advisor shall administer the Company’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor, among other things, manages the external relationships that provide administration, transfer agency, distribution, accounting and custodial services for the Funds and directs the marketing activities and manages the shareholder relationships for the Funds. As outlined in the materials provided to the Board, some of the services, other than investment management, provided to the Funds, include assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund directors, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for the Funds and provides personnel and administrative support services for the Funds’ designated Chief Compliance Officer, an employee of the Advisor.

With respect to the Sub-Advisor for the U.S. Treasury Fund, it was noted that the Sub-Advisory Agreement is essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services.

Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Contract and the Sub-Advisory Agreement were satisfactory on behalf of the applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Directors reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks. More specifically, the Independent Directors reviewed, among other things, materials reflecting the respective Fund’s historic performance for the one-, three-, five-, and 10-year periods ending December 31, 2006 (as applicable) compared to its respective benchmarks and unaffiliated funds in its investment category as well as a report prepared by an unaffiliated third party comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and 10-year periods ending December 31, 2006 (as applicable) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) for the prescribed periods. In addition, the Independent Directors received reports prepared by a second unaffiliated party regarding the Funds, which generally included an analyst report on the respective Fund (other than the International Opportunities, Strategic Income and U.S. Treasury Funds). While the Independent Directors generally gave greater weight to a Fund’s performance over longer periods of time, the Independent Directors also considered any trends in a Fund’s performance. Further, the Independent Directors also recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Fund’s investment strategies and may be invested in sectors or industries in which the respective Fund has limited or no exposure. In addition, the Independent Directors are cognizant that individual shareholders may give greater weight to absolute performance as compared to relative performance with peers. Based on their review and in light of the above considerations, the Independent Directors determined that the respective Fund’s investment performance over time had been satisfactory, except as noted.

The Heritage Growth, International Opportunities and Strategic Income Funds are each relatively new funds with performance histories that are too short for a meaningful assessment of performance.

Although the Core Growth and Ultra Growth Funds outperformed their benchmarks over the 10-year period, the

WASATCH FUNDS — Supplemental Information (continued)

Independent Directors have noted the Funds have underperformed their benchmarks in more recent years. Accordingly, at the request of the Independent Directors, the Advisor has provided them with additional analysis regarding its investment philosophy and mandates for such Funds, the factors affecting performance and any recommended changes. The Independent Directors further held Executive Sessions on October 6, 2006 and November 8, 2006 at which they discussed with the Advisor the analysis provided. Based on their review, the Independent Directors are satisfied with the Advisor’s investment philosophy and process, its initiatives to understand the factors affecting performance and to address performance concerns, including additions to the research staff to cover additional market sectors while staying consistent with its investment philosophy and process.

C.	FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

In their evaluation of fees and expenses, the Independent Directors reviewed the Advisor’s management fees and expense ratios for each Fund and the sub-advisory fee with respect to the U.S. Treasury Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of the respective Fund’s contractual management fees, total expenses (including and excluding non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group compiled by an independent third party. In reviewing fees, the Independent Directors also considered the expense limitation agreement provided by the Advisor for the Funds and the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any) which effectively reduces the amount of advisory fees paid to the Advisor. In reviewing the materials, the Independent Directors considered not only the management fees, but also considered a Fund’s overall expenses.

Based upon their review, the Independent Directors noted that the following Funds had advisory and/or total expense ratios below or near the median for its respective Peer Group: the Heritage Growth, Small Cap Growth and Strategic Income Funds. The remaining Funds have advisory fees and total expense ratios higher than the median in their Peer Group. In reviewing fees, the Independent Directors noted that the Funds with the highest advisory fees (i.e., the Micro Cap, Micro Cap Value and International Opportunities Funds) also had superior performance. In considering fees, as noted above, the Independent Directors also recognized that the Advisor’s investment approach is research intensive and noted the costs incurred to support this approach. In addition, the Independent Directors have recognized the continuing practice of closing Funds to new investors at certain asset levels the Advisor deems appropriate or necessary to effectively manage assets, particularly Funds in the small- and micro-cap sectors. However, by closing Funds, the Advisor also foregoes additional revenues generated from advisory fees on larger asset bases as well as exposes the

Advisor to periods of reduced revenues from asset outflows. The Independent Directors seek to encourage the Advisor’s focus on performance as opposed to gathering additional assets under management to increase revenues. Given the foregoing, the Independent Directors recognized that the current advisory fee level may be warranted.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Directors also compared the advisory fees to the fees the Advisor assesses for other types of clients, including institutional and high net worth separate accounts and a private investment company. Currently, the Advisor manages separate account client assets in a style similar to certain Funds, including Core Growth, Heritage Growth, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and the Ultra Growth Funds. The fees for these accounts are generally lower than the comparable Fund (except the fees are the same in the case of the Heritage Growth Fund and the separate accounts managed in a similar style). Generally, the Advisor charges higher fees to clients who require a higher degree of management, trading, servicing or administrative services. The Independent Directors have recognized that the Advisor provides services to the Funds in managing and operating registered investment companies beyond that provided to its separately managed account clients. These services include business, administrative, compliance, marketing and other services as described above. Further, the Independent Directors recognized the extensive compliance responsibilities required for managing investment companies which operate in a highly regulated industry. Such responsibilities generally are not required to the same extent for separate accounts. Accordingly, the Independent Directors believe the nature and number of services provided to operate a Fund merit higher fees than those of separate accounts. The Independent Directors also noted the hedge fund advised by the Advisor pays a performance fee and therefore its fee structure differs significantly from that of the Funds.

In considering the fees of the Sub-Advisor, the Independent Directors also considered the pricing schedule the Sub-Advisor charges for similar investment management services for other clients. In this regard, the sub-advisory fees for the U.S. Treasury Fund were at the lower end of the Sub-Advisor’s fee schedule. The Independent Directors also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisor, which is unaffiliated with the Advisor.

3. Profitability of the Advisor

The Independent Directors reviewed the profitability of the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2006 and as compared to its profitability for 2005. In reviewing profitability, the Independent Directors reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Directors have recognized the inherent limitations in

MARCH 31, 2007 (UNAUDITED)

determining profitability, including the difficulty establishing a method to allocate expenses across multiple investment products served by the Advisor, particularly allocating research and personnel expenses given the Advisor’s shared research culture. The Directors also reviewed the Advisor’s profitability compared to publicly available profitability information concerning unaffiliated advisors. However, the Independent Directors recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisors generally is not publicly available and is affected by numerous factors including the structure of the particular advisor, the types of funds managed, its business mix, expense allocations, and the advisor’s capital structure and cost of capital. The Independent Directors noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Directors were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisor, although a profitability analysis was not available, the Independent Directors received certain financial statements of the Sub-Advisor. Given that the Sub-Advisor’s fee is at the low end of its fee schedule and the fact that the sub-advisory fee is established through arm’s length negotiations, the Independent Directors believe the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund is not unreasonable.

In addition to the above, the Independent Directors also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing advisory fees, the Independent Directors noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above certain levels. However, the Independent Directors recognized that due to the unique nature of managing funds investing in small- and micro-cap companies, the Advisor is somewhat limited in the economies of scale that may be achieved. In this regard, the Independent Directors are aware that it is more difficult to replicate performance in the small- and micro-cap funds at larger asset sizes and therefore, as noted above, a Fund may be closed to new and/or existing shareholders from time to time. This practice enhances the Advisor’s focus on achieving performance by maintaining assets at levels it can effectively manage but may limit economies of scale derived from a larger asset base. The Independent Directors, as noted, also recognized that this practice limits the Advisor’s profit potential from earning additional fees on a larger asset base and exposes the Advisor to reduced revenues from asset outflows. The Independent Directors further recognized the Advisor’s position that to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. Considering the factors above, the Independent Directors concluded the absence of breakpoints was acceptable.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Directors considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s brokerage transactions. The Independent Directors reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Directors at prior meetings have had extensive discussions regarding the soft dollar arrangements, including the Advisor’s brokerage allocation procedures, the brokers providing such services and the related commissions, the types of research received, the value of the research to the Advisor, the legal safe harbor for soft dollars permitting the payment of higher commissions in exchange for research services, and the method of allocating the benefits and expenses of soft dollar arrangements. The Independent Directors recognized that soft dollar arrangements provide benefits to the Advisor by obtaining research that it would otherwise have to pay for with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Directors took these “fall out” benefits into account when reviewing the level of advisory fees.

F.	APPROVAL

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Independent Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Contract for each Fund and the Sub-Advisory Agreement for the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees are reasonable in light of the services provided to the respective Fund, and that the Advisory Contract should be approved on behalf of each Fund and the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

WASATCH FUNDS — Service Providers	MARCH 31, 2007 (UNAUDITED)

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and

Independent Directors

Chapman & Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Guide to Understanding Financial Statements	MARCH 31, 2007 (UNAUDITED)

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year, which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 88. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies, which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Other Investment Strategies and Their Risks.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend. Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 94.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations,

WASATCH FUNDS — Guide to Understanding Financial Statements	MARCH 31, 2007 (UNAUDITED)

dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 93. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio to average net assets of: Expenses shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio to average net assets of: Net investment income shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WAS000534    5/30/2008

WWW.WASATCHFUNDS.COM

800.551.1700

Item 2:	Code of Ethics.

Not required.

Item 3:	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: June 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: June 6, 2007

By:	/s/ Melanie L. Hulett
Melanie L. Hulett
Secretary/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date: June 6, 2007